                                                            Final Conformed Copy

                                                                   Exhibit 10.16


                       AMENDED AND RESTATED SENIOR SECURED

                      $80,000,000 REVOLVING CREDIT FACILITY

                                       AND

                              $80,000,000 TERM LOAN

                                CREDIT AGREEMENT

                                  by and among

                                 RES-CARE, INC.

                                       and

             EACH OF THE CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC.

                                       and

                             THE BANKS PARTY HERETO

                                       and

                    PNC BANK, NATIONAL ASSOCIATION, As Agent

                   Dated as of June 30, 1998, as amended, and
                  as amended and restated on February 28, 2001

                                TABLE OF CONTENTS

SECTION                                                                                                        PAGE

1.       CERTAIN DEFINITIONS......................................................................................1
         1.1      Certain Definitions.............................................................................1
         1.2      Construction...................................................................................24
                  1.2.1.     Number; Inclusion...................................................................24
                  1.2.2.     Determination.......................................................................25
                  1.2.3.     Agent's Discretion and Consent......................................................25
                  1.2.4.     Documents Taken as a Whole..........................................................25
                  1.2.5.     Headings............................................................................25
                  1.2.6.     Implied References to This Agreement................................................25
                  1.2.7.     Persons.............................................................................25
                  1.2.8.     Modifications to Documents..........................................................25
                  1.2.9.     From, To and Through................................................................25
                  1.2.10.    Shall; Will.........................................................................26
         1.3      Accounting Principles..........................................................................26

2.       REVOLVING CREDIT FACILITY...............................................................................26
         2.1      Revolving Credit Commitments...................................................................26
         2.2      Nature of Banks' Obligations With Respect to Revolving Credit Loans............................26
         2.3      Commitment Fees................................................................................27
         2.4      Revolving Credit Facility Fee..................................................................27
         2.5      Revolving Credit Loan Requests, Limitations on Revolving Credit Loans; Borrowing Base..........27
                  2.5.1.     Revolving Credit Loan Requests......................................................27
                  2.5.2.     Limitations on Revolving Credit Loans; Borrowing Base...............................28
         2.6      Making Revolving Credit Loans..................................................................28
         2.7      Revolving Credit Notes.........................................................................29
         2.8      Use of Proceeds................................................................................29
         2.9      Letter of Credit Subfacility...................................................................29
                  2.9.1.     Issuance of Letters of Credit; Adjustment for Currency Fluctuations.................29
                  2.9.2.     Letter of Credit Fees...............................................................30
                  2.9.3.     Disbursements, Reimbursement........................................................30
                  2.9.4.     Repayment of Participation Advances.................................................32
                  2.9.5.     Documentation.......................................................................32
                  2.9.6.     Determinations to Honor Drawing Requests............................................32
                  2.9.7.     Nature of Participation and Reimbursement Obligations...............................32
                  2.9.8.     Indemnity...........................................................................34
                  2.9.9.     Liability for Acts and Omissions....................................................34

3.       TERM LOANS..............................................................................................35
         3.1      Term Loan Commitments..........................................................................35
         3.2      Nature of Banks' Obligations With Respect to Term Loans........................................35
         3.3      Term Loan Facility Fee.........................................................................35
         3.4      Term Loan Notes................................................................................35
         3.5      Use of Proceeds................................................................................36

4.       INTEREST RATES..........................................................................................36
         4.1      Interest Rate Options..........................................................................36
                  4.1.1.     Revolving Credit Interest Rate Options..............................................36
                  4.1.2.     Term Loan Interest Rate Options.....................................................36

                               TABLE OF CONTENTS

SECTION                                                                                                        PAGE

                  4.1.3.     Rate Quotations.....................................................................37
         4.2      Interest Periods...............................................................................37
                  4.2.1.     Amount of Borrowing Tranche.........................................................37
                  4.2.2.     Renewals............................................................................37
         4.3      Interest After Default.........................................................................37
                  4.3.1.     Letter of Credit Fees, Interest Rate................................................37
                  4.3.2.     Other Obligations...................................................................37
                  4.3.3.     Acknowledgment......................................................................38
         4.4      Euro-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.................38
                  4.4.1.     Unascertainable.....................................................................38
                  4.4.2.     Illegality; Increased Costs; Deposits Not Available.................................38
                  4.4.3.     Agent's and Bank's Rights...........................................................38
         4.5      Selection of Interest Rate Options.............................................................39
         4.6      Additional Payments............................................................................39

5.       PAYMENTS................................................................................................40
         5.1      Payments.......................................................................................40
         5.2      Pro Rata Treatment of Banks....................................................................40
         5.3      Interest Payment Dates.........................................................................40
         5.4      Voluntary Prepayments and Voluntary Commitment Reductions......................................41
                  5.4.1.     Right to Prepay; Right to Reduce Commitments........................................41
                  5.4.2.     Replacement of a Bank...............................................................42
                  5.4.3.     Change of Lending Office............................................................42
         5.5      Mandatory Prepayments..........................................................................42
                  5.5.1.     Excess Cash Flow....................................................................42
                  5.5.2.     Sale of Assets; Proceeds From Sale-Leaseback Transactions...........................43
                  5.5.3.     Equity and Debt Proceeds............................................................43
                  5.5.4.     Borrowing Base Exceeded.............................................................44
                  5.5.5.     Application Among Interest Rate Options.............................................44
         5.6      Additional Compensation in Certain Circumstances...............................................44
                  5.6.1.     Increased Costs or Reduced Return Resulting From Taxes, Reserves, Capital
                             Adequacy Requirements, Expenses, Etc................................................44
                  5.6.2.     Indemnity...........................................................................45

6.       REPRESENTATIONS AND WARRANTIES..........................................................................46
         6.1      Representations and Warranties.................................................................46
                  6.1.1.     Organization and Qualification......................................................46
                  6.1.2.     Capitalization and Ownership........................................................46
                  6.1.3.     Subsidiaries........................................................................46
                  6.1.4.     Power and Authority.................................................................46
                  6.1.5.     Validity and Binding Effect.........................................................47
                  6.1.6.     No Conflict.........................................................................47
                  6.1.7.     Litigation..........................................................................47
                  6.1.8.     Title to Properties.................................................................47
                  6.1.9.     Financial Statements................................................................48
                  6.1.10.    Use of Proceeds; Margin Stock.......................................................48
                  6.1.11.    Full Disclosure.....................................................................49
                  6.1.12.    Taxes...............................................................................49
                  6.1.13.    Consents and Approvals..............................................................50
                  6.1.14.    No Event of Default; Compliance With Instruments....................................50

                               TABLE OF CONTENTS

SECTION                                                                                                        PAGE


                  6.1.15.    Patents, Trademarks, Copyrights, Licenses, Etc......................................50
                  6.1.16.    Security Interests..................................................................50
                  6.1.17.    Mortgage Liens......................................................................51
                  6.1.18.    Status of the Pledged Collateral....................................................51
                  6.1.19.    Insurance...........................................................................51
                  6.1.20.    Compliance With Laws................................................................51
                  6.1.21.    Material Contracts; Burdensome Restrictions, Licenses, Permits and
                             Approvals...........................................................................52
                  6.1.22.    Investment Companies; Regulated Entities............................................52
                  6.1.23.    Plans and Benefit Arrangements......................................................53
                  6.1.24.    Employment Matters..................................................................53
                  6.1.25.    Environmental Matters...............................................................54
                  6.1.26.    Senior Debt Status..................................................................55
                  6.1.27.    Cash Management System and Bank Account List........................................55
         6.2      Updates to Schedules...........................................................................55

7.       CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT.................................................56
         7.1      First Loans and Letters of Credit..............................................................56
                  7.1.1.     Officer's Certificate...............................................................56
                  7.1.2.     Secretary's Certificate.............................................................56
                  7.1.3.     Delivery of Certain Loan Documents..................................................57
                  7.1.4.     Opinion of Counsel..................................................................57
                  7.1.5.     Legal Details.......................................................................57
                  7.1.6.     Payment of Fees.....................................................................57
                  7.1.7.     Closing Date Compliance Certificate.................................................57
                  7.1.8.     Initial Cash Flow Forecast; Business Plan...........................................58
                  7.1.9.     Consents............................................................................58
                  7.1.10.    Officer's Certificate Regarding MACs................................................58
                  7.1.11.    No Violation of Laws................................................................58
                  7.1.12.    No Actions or Proceedings...........................................................58
                  7.1.13.    Insurance Policies; Certificates of Insurance; Endorsements.........................58
                  7.1.14.    Paydown of Revolving Credit Loans...................................................58
         7.2      Each Additional Loan or Letter of Credit.......................................................59

8.       COVENANTS...............................................................................................59
         8.1      Affirmative Covenants..........................................................................59
                  8.1.1.     Preservation of Existence, Etc......................................................59
                  8.1.2.     Payment of Liabilities, Including Taxes, Etc........................................59
                  8.1.3.     Maintenance of Insurance............................................................60
                  8.1.4.     Maintenance of Properties and Leases................................................61
                  8.1.5.     Maintenance of Patents, Trademarks, Etc.............................................61
                  8.1.6.     Visitation Rights...................................................................61
                  8.1.7.     Keeping of Records and Books of Account.............................................62
                  8.1.8.     Plans and Benefit Arrangements......................................................62
                  8.1.9.     Compliance With Laws................................................................62
                  8.1.10.    Use of Proceeds.....................................................................63
                  8.1.11.    Further Assurances..................................................................63
                  8.1.12.    Subordination of Intercompany Loans.................................................63
                  8.1.13.    Execution and Delivery of Loan Documents Relating to Certain Collateral.............63

                               TABLE OF CONTENTS

SECTION                                                                                                        PAGE


                  8.1.14.    Delivery of Organization Documents..................................................64
                  8.1.15.    Consolidated Eligible Accounts Receivable...........................................65
                  8.1.16.    Maintenance of Cash Management System...............................................65
                  8.1.17.    Maintenance of Leasehold Mortgage Collateral Pool...................................65
                  8.1.18.    Completed Sale-Leasebacks...........................................................65
         8.2      Negative Covenants.............................................................................66
                  8.2.1.     Indebtedness........................................................................67
                  8.2.2.     Liens...............................................................................67
                  8.2.3.     Guaranties..........................................................................67
                  8.2.4.     Loans and Investments...............................................................68
                  8.2.5.     Dividends and Related Distributions.................................................69
                  8.2.6.     Liquidations, Mergers, Consolidations, Acquisitions.................................69
                  8.2.7.     Dispositions of Assets or Subsidiaries..............................................71
                  8.2.8.     Affiliate Transactions..............................................................73
                  8.2.9.     Subsidiaries, Partnerships and Joint Ventures.......................................73
                  8.2.10.    Continuation of or Change in Business...............................................73
                  8.2.11.    Plans and Benefit Arrangements......................................................73
                  8.2.12.    Fiscal Year.........................................................................74
                  8.2.13.    Prohibition on Amendments to and Redemption of Convertible Subordinated
                             Notes and the Convertible Subordinated Notes (Normal Life)..........................74
                  8.2.14.    Changes in Organizational Documents.................................................75
                  8.2.15.    Minimum Fixed Charge Coverage Ratio.................................................75
                  8.2.16.    Maximum Leverage Ratio..............................................................75
                  8.2.17.    Minimum Consolidated Cash Flow From Operations......................................76
         8.3      Reporting Requirements.........................................................................76
                  8.3.1.     Monthly Financial Statements........................................................76
                  8.3.2.     Annual Financial Statements.........................................................77
                  8.3.3.     Certificate of the Borrowers........................................................78
                  8.3.4.     Notice of Default...................................................................79
                  8.3.5.     Notice of Litigation................................................................79
                  8.3.6.     Certain Events......................................................................79
                  8.3.7.     Business Plan, Other Reports and Information........................................80
                  8.3.8.     Notices Regarding Plans and Benefit Arrangements....................................80

9.       DEFAULT.................................................................................................81
         9.1      Events of Default..............................................................................81
                  9.1.1.     Payments Under Loan Documents.......................................................82
                  9.1.2.     Breach of Warranty..................................................................82
                  9.1.3.     Breach of Negative Covenants or Visitation Rights...................................82
                  9.1.4.     Breach of Other Covenants...........................................................82
                  9.1.5.     Defaults in Other Agreements or Indebtedness........................................82
                  9.1.6.     Final Judgments or Orders...........................................................82
                  9.1.7.     Loan Document Unenforceable.........................................................83
                  9.1.8.     Uninsured Losses; Proceedings Against Assets........................................83
                  9.1.9.     Notice of Lien or Assessment........................................................83
                  9.1.10.    Insolvency..........................................................................83
                  9.1.11.    Events Relating to Plans and Benefit Arrangements...................................83
                  9.1.12.    Cessation of Business...............................................................84
                  9.1.13.    Change of Control; Repurchase Events................................................84

                               TABLE OF CONTENTS

SECTION                                                                                                        PAGE


                  9.1.14.    Adverse Healthcare Event............................................................84
                  9.1.15.    Involuntary Proceedings.............................................................84
                  9.1.16.    Voluntary Proceedings...............................................................85
         9.2      Consequences of Event of Default...............................................................85
                  9.2.1.     Events of Default Other Than Bankruptcy, Insolvency or Reorganization
                             Proceedings.........................................................................85
                  9.2.2.     Bankruptcy, Insolvency or Reorganization Proceedings................................85
                  9.2.3.     Set-off.............................................................................85
                  9.2.4.     Suits, Actions, Proceedings.........................................................86
                  9.2.5.     Application of Proceeds.............................................................86
                  9.2.6.     Other Rights and Remedies...........................................................87
         9.3      Notice of Sale.................................................................................87

10.      THE AGENT...............................................................................................87
         10.1     Appointment....................................................................................87
         10.2     Delegation of Duties...........................................................................87
         10.3     Nature of Duties; Independent Credit Investigation.............................................88
         10.4     Actions in Discretion of Agent; Instructions From the Banks....................................88
         10.5     Reimbursement and Indemnification of Agent by the Loan Parties.................................88
         10.6     Exculpatory Provisions; Limitation of Liability................................................91
         10.7     Reimbursement and Indemnification of Agent by Banks............................................91
         10.8     Reliance by Agent..............................................................................92
         10.9     Notice of Default..............................................................................92
         10.10    Notices........................................................................................92
         10.11    Banks in Their Individual Capacities; Agent in Its Individual Capacity.........................92
         10.12    Holders of Notes...............................................................................93
         10.13    Equalization of Banks..........................................................................93
         10.14    Successor Agent................................................................................93
         10.15    Agent's Fee....................................................................................94
         10.16    Availability of Funds..........................................................................94
         10.17    Calculations...................................................................................94
         10.18    Beneficiaries..................................................................................95
         10.19    Certain Actions by Agent.......................................................................95

11.      MISCELLANEOUS...........................................................................................95
         11.1     Modifications, Amendments or Waivers...........................................................95
                  11.1.1.    Release of Collateral, Release of Borrower, Release of Guarantor....................95
                  11.1.2.    Increase of Revolving Credit Commitments; Extension of Expiration Date;
                             Modification of Terms of Payment....................................................95
                  11.1.3.    Increase of Term Loan Commitments; Extension of Term Loan Maturity Date;
                             Modification of Terms of Payment....................................................96
                  11.1.4.    Miscellaneous.......................................................................96
         11.2     No Implied Waivers, Cumulative Remedies, Writing Required......................................96
         11.3     Reimbursement and Indemnification of Banks by the Loan Parties; Taxes..........................96
         11.4     Holidays...................................................................................... 99
         11.5     Funding by Branch, Subsidiary or Affiliate.....................................................99
                  11.5.1.    Notional Funding....................................................................99
                  11.5.2.    Actual Funding......................................................................99
         11.6     Notices.......................................................................................100
         11.7     Severability..................................................................................101

                               TABLE OF CONTENTS

SECTION                                                                                                        PAGE


         11.8     Governing Law.................................................................................101
         11.9     Prior Understanding...........................................................................101
         11.10    Duration; Survival............................................................................101
         11.11    Successors and Assigns........................................................................101
         11.12    Confidentiality...............................................................................103
                  11.12.1.   General............................................................................103
                  11.12.2.   Sharing Information With Affiliates of the Banks...................................103
         11.13    Counterparts..................................................................................103
         11.14    Agent's or Bank's Consent.....................................................................103
         11.15    Exceptions....................................................................................104
         11.16    CONSENT TO FORUM; WAIVER OF JURY TRIAL........................................................104
         11.17    Tax Withholding Clause........................................................................104
         11.18    Joinder of Loan Parties; Delivery of Additional Collateral....................................105
         11.19    Release.......................................................................................105
         11.20    Joint and Several Obligations.................................................................106
         11.21    No Novation...................................................................................106

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)              -   PRICING GRID
SCHEDULE 1.1(B)              -   BANKS, COMMITMENTS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(C)              -   CONTINGENT OBLIGATIONS
SCHEDULE 1.1(P)              -   PERMITTED LIENS

SCHEDULE 2.9.1(A)            -   EXISTING LETTERS OF CREDIT
SCHEDULE 2.9.1(B)            -   COLLATERALIZED LETTERS OF CREDIT
SCHEDULE 6.1.1               -   QUALIFICATIONS TO DO BUSINESS
SCHEDULE 6.1.2               -   CAPITALIZATION
SCHEDULE 6.1.3               -   SUBSIDIARIES
SCHEDULE 6.1.8               -   OWNED AND LEASED REAL PROPERTY
SCHEDULE 6.1.12              -   TAXES
SCHEDULE 6.1.13              -   CONSENTS AND APPROVALS
SCHEDULE 6.1.15              -   PATENTS, TRADEMARKS, COPYRIGHTS, ETC.
SCHEDULE 6.1.18              -   PARTNERSHIP AGREEMENTS; LLC AGREEMENTS
SCHEDULE 6.1.19              -   INSURANCE POLICIES
SCHEDULE 6.1.23              -   EMPLOYEE BENEFIT PLAN DISCLOSURES
SCHEDULE 6.1.27(A)           -   BANK ACCOUNT LIST
SCHEDULE 6.1.27(B)           -   CASH MANAGEMENT SYSTEM
SCHEDULE 8.1.13              -   CERTAIN PROPERTY PROPOSED TO BE SUBJECT TO MORTGAGES
SCHEDULE 8.2.1               -   PERMITTED INDEBTEDNESS
SCHEDULE 8.2.3               -   PERMITTED GUARANTEES
SCHEDULE 8.2.4               -   PERMITTED LOANS AND INVESTMENTS
SCHEDULE 8.2.6                   PENDING ACQUISITIONS
SCHEDULE 8.2.7               -   CERTAIN PERMITTED ASSET SALES

EXHIBITS

EXHIBIT 1.1(A)             -   ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(B)             -   BANK ACCOUNTS SECURITY AGREEMENT

EXHIBIT 1.1(G)             -   CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP AND CONTRIBUTION AGREEMENT
EXHIBIT 1.1(I)(1)          -   INDEMNITY
EXHIBIT 1.1(I)(2)          -   INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(L)             -   LOAN PARTY JOINDER AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(M)             -   MORTGAGE
EXHIBIT 1.1(P)             -   AMENDED AND RESTATED PLEDGE AGREEMENT
EXHIBIT 1.1(R)             -   AMENDED AND RESTATED REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)             -   AMENDED AND RESTATED SECURITY AGREEMENT
EXHIBIT 1.1(T)             -   RENEWAL TERM NOTE
EXHIBIT 2.5                -   LOAN REQUEST
EXHIBIT 7.1.4              -   OPINION OF COUNSEL
EXHIBIT 8.3.3              -   COMPLIANCE CERTIFICATE

                       AMENDED AND RESTATED SENIOR SECURED
                                CREDIT AGREEMENT

         THIS AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT is dated as of February 28, 2001 and is made by and among RES-CARE, INC., a Kentucky corporation ("Res-Care") and each of the CONSOLIDATED SUBSIDIARIES (as hereinafter defined), each of the Guarantors (as hereinafter defined), the BANKS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").

                                   WITNESSETH:

         WHEREAS, pursuant to the Original Loan Agreement (as hereinafter defined) certain credit facilities have been provided by the Banks and the Agent to the Borrowers; and

         WHEREAS, the Borrowers and the Banks desire to continue the obligations, liabilities and indebtedness subject to the Original Loan Agreement by amending and restating the Original Loan Agreement upon the terms and conditions hereinafter set forth; and

         WHEREAS, the obligations and all indebtedness of the Borrowers under the Original Loan Agreement are secured by pledges, liens, and security interests granted pursuant to certain collateral documents including, the liens and security interests pursuant to those certain security agreements executed and delivered pursuant to the Original Loan Agreement and those certain pledge agreements executed and delivered pursuant to the Original Loan Agreement (collectively, together with and all other security and pledge agreements related thereto, the "Original Collateral Documents"); and

         WHEREAS, in connection with the amendment and restatement of the Original Loan Agreement, the parties desire to continue the liens, security interests, pledges, and guaranties made pursuant to the Original Collateral Documents by renewing, amending, and restating the Original Collateral Documents in their entirety in accordance with the terms thereof; and

         WHEREAS, all indebtedness, obligations, and liabilities under the Original Loan Agreement and the documents related thereto, shall continue under this Agreement in accordance with the terms hereof and under the Loan Documents (as hereinafter defined) in accordance with the term of each of the Loan Documents;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                             1. CERTAIN DEFINITIONS

         1.1 CERTAIN DEFINITIONS.

                  In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                            AFFILIATE as to any Person shall mean any other
Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or
(iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                            AGENT shall mean PNC Bank, National Association, and
its successors and assigns, in its capacity as administrative agent.

                            AGENT'S FEE shall have the meaning assigned to that
term in Section 10.15.

                            AGENT'S LETTER shall have the meaning assigned to
that term in Section 10.15.

                            AGREEMENT shall mean the Original Loan Agreement, as
amended and restated by this Amended and Restated Senior Secured Credit Agreement, as the same may be supplemented, amended, modified or replaced from time to time, including all schedules and exhibits hereto.

                            ANNUAL STATEMENT shall have the meaning assigned to
that term in Section 6.1.9(i).

                            APPLICABLE MARGIN shall mean, as applicable:

                            (A) with respect to Revolving Credit Loans to which
the Revolving Credit Base Rate Option applies, the percentage margin to be added to Base Rate at the indicated ratio of Total Funded Debt to Consolidated Cash Flow from Operations in the pricing grid on SCHEDULE 1.1(A) below the "Revolving Credit Base Rate Applicable Margin" heading;

                            (B) with respect to Revolving Credit Loans to which
the Revolving Credit Euro-Rate Option applies, the percentage margin to be added to Euro-Rate at the indicated ratio of Total Funded Debt to Consolidated Cash Flow from Operations in the pricing grid on SCHEDULE 1.1(A) below the "Revolving Credit Euro-Rate Applicable Margin" heading;

                            (C) with respect to Term Loans to which the Term
Loan Base Rate Option applies, the percentage margin to be added to Base Rate at the indicated ratio of Total Funded Debt to Consolidated Cash Flow from Operations in the pricing grid on SCHEDULE 1.1(A) below the "Term Loan Base Rate Applicable Margin" heading;

                            (D) with respect to Term Loans to which the Term
Loan Euro-Rate Option applies, the percentage margin to be added to Euro-Rate at the indicated ratio of Total Funded Debt to Consolidated Cash Flow from Operations in the pricing grid on SCHEDULE 1.1(A) below the "Term Loan Euro-Rate Applicable Margin" heading; or

                            (E) with respect to the Letter of Credit Fee, the
percentage margin at the indicated ratio of Total Funded Debt to Consolidated Cash Flow from Operations in the pricing grid on SCHEDULE 1.1(A) below the "Letter of Credit Fee" heading.

                            Any change in the Applicable Margin shall be based
upon the financial statements and Compliance Certificates provided pursuant to Sections 8.3.1, 8.3.2 and 8.3.3 and shall become effective on the applicable Delivery Date.

                            ASSIGNMENT AND ASSUMPTION AGREEMENT shall mean an
Assignment and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of EXHIBIT 1.1(A).

                            AUTHORIZED OFFICER shall mean those individuals,
designated by written notice to the Agent from the Loan Parties, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Loan Parties may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

                            BANK ACCOUNT LIST shall have the meaning assigned to
that term in Section 6.1.27.

                            BANK ACCOUNT COLLATERAL shall mean the property of
the Loan Parties and their Subsidiaries in which security interests are to be granted under the Bank Accounts Security Agreements.

                            BANK ACCOUNTS SECURITY AGREEMENTS shall mean,
collectively, the Bank Accounts Security Agreements in substantially the form of
EXHIBIT 1.1(B) with such changes or modifications thereto as shall be acceptable to the Agent, executed and delivered by each of the Borrowers and their Subsidiaries to the Agent for the benefit of the Banks and BANK ACCOUNTS SECURITY AGREEMENT shall mean any of the Bank Accounts Security Agreements.

                            BANKRUPTCY CODE shall mean Title 11 of the United
States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                            BANKS shall mean the financial institutions named on
SCHEDULE 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

                            BASE RATE shall mean the greater of (i) the interest
rate per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus one half percent (1/2%) per annum.

                            BASE RATE OPTION shall mean either the Revolving
Credit Base Rate Option or the Term Loan Base Rate Option.

                            BENEFIT ARRANGEMENT shall mean at any time an
"employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                            BORROWERS shall mean Res-Care, each of the
Consolidated Subsidiaries, and each other Person which joins this Agreement as a Borrower after the date hereof pursuant to Section 11.18.

                            BORROWING BASE shall mean the amount, as of any date
of determination, not to exceed the lesser of the amounts under the following clauses (a), (b) and (c): (a) (i) from the Closing Date through the Eligibility Requirements Effective Date, 60% of the accounts receivable net of allowance for doubtful accounts of the Borrowers and their Subsidiaries determined on a consolidated basis in accordance with GAAP, and (ii) from the Eligibility Requirements Effective Date and thereafter, 70% of Consolidated Eligible Accounts Receivable, (b) an amount, such that after giving effect to the Revolving Facility Usage and the amount of any proposed Loans and/or Letters of Credit to be issued, the ratio of Total Funded Debt on a pro-forma basis to Consolidated Cash Flow from Operations for the most recent twelve calendar month period ending immediately prior to the date of determination shall not exceed the then applicable Leverage Ratio, and (c) the aggregate amount of the Revolving Credit Commitments.

                            BORROWING DATE shall mean, with respect to any Loan,
the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                            BORROWING TRANCHE shall mean specified portions of
Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrowers and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

                            BUSINESS DAY shall mean any day other than a
Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                            BUSINESS PLAN shall mean the "Business Plan" as
defined in Section 6.1.9 (iii)..

                            CASH MANAGEMENT SYSTEM shall have the meaning
assigned to that term in Section 6.1.27.

                            CLOSING DATE shall mean February 28, 2001.

                            COLLATERAL shall mean the Pledged Collateral, the
UCC Collateral, the Bank Account Collateral and the Real Property.

                            COMMERCIAL LETTER OF CREDIT shall mean any Letter of
Credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

                            COMMITMENT shall mean as to any Bank the aggregate
of its Revolving Credit Commitment and Term Loan Commitment, and COMMITMENTS shall mean the aggregate of the Revolving Credit Commitments, and Term Loan Commitments of all of the Banks.

                            COMMITMENT FEE shall have the meaning assigned to
that term in Section 2.3.

                            COMPLIANCE CERTIFICATE shall have the meaning
assigned to such term in Section 8.3.3.

                            CONSIDERATION shall mean with respect to any
Permitted Acquisition, the aggregate, without duplication, of (i) the cash paid by any of the Loan Parties, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Loan Parties, whether in favor of the seller or otherwise and whether fixed or contingent,
(iii) any Guaranty given or incurred by any Loan Party in connection therewith, and (iv) any other consideration given or obligation incurred by any of the Loan Parties in connection therewith.

                            CONSOLIDATED CASH FLOW FROM OPERATIONS for any
period of determination shall mean the sum of net income, depreciation, amortization, interest expense and income tax expense in each case of the Borrowers and their Subsidiaries for such period determined and consolidated in accordance with GAAP. For purposes of determining Consolidated Cash Flow from Operations for any period that includes in such determination results from the Borrowers' operations attributable to the following periods, the specified amount of non-recurring charges shall be excluded from consolidated net income:
(a) June 2000, $1,997,000 of the non-recurring charge in respect of the going private transaction which was contemplated by but not consummated by the Borrowers, (b) September 2000, $1,670,000 of the non-recurring charge in respect of restructuring charges by the Borrowers, including without limitation, in connection with reducing the development staff and support services of the Borrowers and consolidating certain offices of the Borrowers, and (c) for the period(s) in which the following non-cash charge is taken, actual non-cash charges, not to exceed $2,000,000 in the aggregate, with respect to the shut down of the Tennessee operations of the Borrowers. For purposes of determining the Leverage Ratio, the Applicable Margin, and the Borrowing Base, upon the consummation of each Sale-Leaseback Transaction, Consolidated Cash Flow from Operations shall be adjusted on a pro-forma basis for the applicable period of determination to give effect to such Sale-Leaseback Transaction as if such transaction had occurred on the first day of the applicable period of determination.

                            CONSOLIDATED ELIGIBLE ACCOUNTS RECEIVABLE shall have
the meaning assigned to that term in Section 8.1.14.

                            CONSOLIDATED SUBSIDIARIES shall mean collectively,
as of any date of determination, the Subsidiaries of Res-Care (other than the Excluded Subsidiaries), which in accordance with GAAP, are required to be consolidated with Res-Care in the preparation of financial statements and CONSOLIDATED SUBSIDIARY shall mean individually any of the Consolidated Subsidiaries.

                            CONTAMINATION shall mean the presence or release or
threat of release of Regulated Substances in, on, under or emanating to or from the Property, which pursuant to

Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the investigation, cleanup, removal, remediation, containment, abatement of or other response action or which otherwise constitutes a violation of Environmental Laws.

                            CONTINGENT LIABILITIES shall mean, on any date of
determination, with respect to the Borrowers and their Subsidiaries, any and all indebtedness, obligations or liabilities direct or indirect, contingent or otherwise (excluding all transactions which, on a consolidated basis in accordance with GAAP, should be eliminated) in respect of: (i) any Guaranty by any Borrower or any Subsidiary of any Borrower of any indebtedness, lease, dividend, letter of credit of another Person or other obligation of another Person (excluding the actual amount (but not to exceed in the aggregate $1,000,000 in respect of reimbursement obligations with respect to surety or performance bonds incurred in the ordinary course of a Borrower's business and in accordance with ordinary trade practices) if the primary purpose or intent thereof by the Borrowers is to provide assurance to the obligee of such obligation of another Person that such obligation of another Person will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holder of such obligation will be protected (in whole or in part) against loss in respect thereof, or (ii) any letter of credit issued for the account of the Borrowers or any of their Subsidiaries or for which the Borrowers or any of their Subsidiaries are otherwise liable for reimbursement thereof, or
(iii) any interest rate swap agreements, interest rate collar agreements or other similar arrangements providing interest rate protection. Contingent Liabilities shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by the Borrowers or any of their Subsidiaries of the obligation of another Person, and (b) any liability of the Borrowers or any of their Subsidiaries for the obligations of another Person through any agreement (contingent or otherwise) (1) to purchase, repurchase, or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (2) to maintain the solvency of any balance sheet item, level of income or financial condition of another Person, or (3) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclauses (1), (2) or (3) of this sentence the primary purpose or intent thereof is as described in clause (i) of the preceding sentence. The amount of any Contingent Liabilities, as at any time of determination, shall be equal to the amount of the obligation so guaranteed or otherwise supported at such time of determination which amount shall be deemed to be the amount of such obligation guaranteed, as reasonably estimated by the Borrowers, if such amount cannot be specifically determined at the time of determination. A schedule of the Contingent Liabilities of Res-Care as of the Closing Date is attached hereto as SCHEDULE 1.1(C). It is expressly agreed that the actual amount (but not in excess of $7,500,000), as of any date of determination, of all indebtedness, obligations and liabilities in respect of guaranties permitted by Section 8.2.3
(ii) shall be excluded from the amount of Contingent Liabilities for purposes of determining Total Funded Debt.

                            CONTRIBUTION VALUE shall mean for any Facility, the
amount equal to the difference between: (a) the aggregate annual revenues attributable to the operation of such property, less (b) the sum of annual lease expense and annual operating expenses related solely to the operation of such property (but expressly excluding from such expenses any allocation of interest expense related to the Loans and any allocation of overhead).

                            CONVERTIBLE SUBORDINATED NOTES shall mean the 6%
Convertible Subordinated Notes issued by Res-Care subject to the Indenture due 2004 in the principal amount not exceeding $115,000,000.

                            CONVERTIBLE SUBORDINATED NOTES (NORMAL LIFE) shall
mean the 5.90% Convertible Subordinated Notes due 2005, issued by Res-Care subject to the Indenture (Normal Life) in favor of certain former shareholders of Normal Life in connection with the acquisition of the stock of Normal Life, in the aggregate amount not exceeding $22,000,000.

                            DELIVERY DATE shall mean the earlier of (i) the
actual date on which the Borrowers deliver the consolidated financial statements pursuant to Sections 8.3.1 and 8.3.2, together with the duly executed Compliance Certificate required by Section 8.3.3, or (ii) one Business Day following the date on which such financial statements are due to be delivered pursuant to such Sections.

                            DESIGNATED CONTRIBUTION VALUE shall mean an
aggregate Contribution Value for one or more Facilities of $750,000.

                            DESIGNATED PLAN shall mean those stock option plans,
stock incentive plans and other similar plans of Res-Care and its Subsidiaries set forth in item 1. of SCHEDULE 6.1.2.

                            DOLLAR, DOLLARS, U.S. DOLLARS and the symbol $ shall
mean lawful money of the United States of America.

                            DOLLAR EQUIVALENT shall mean with respect to a
Letter of Credit the amount in Dollars (i) which is stated to be paid in Dollars under the Letter of Credit, and (ii) which is equivalent to the amount paid or to be paid in a currency other than Dollars under the Letter of Credit computed at the Agent's then current selling rate of exchange, as reasonably determined by Agent, for payment by teletransmission or otherwise to the place of payment in the currency in which payment is to be made under the Letter of Credit, plus any costs, premiums, and expenses arising from all currency conversions incurred by Agent in connection therewith.

                            DRAWING DATE shall have the meaning assigned to that
term in Section 2.9.3.2.

                            ELIGIBILITY REQUIREMENTS EFFECTIVE DATE shall have
the meaning assigned to that term in Section 8.1.14.

                            ENVIRONMENTAL COMPLAINT shall mean any written
complaint by any Person or Official Body setting forth a cause of action for personal injury or property damage, natural resource damage, contribution or indemnity for response costs, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Laws or any order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Environmental Laws.

                            ENVIRONMENTAL LAWS shall mean all federal, state,
local and foreign Laws and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health or the environment; (iii) employee safety in the workplace; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances; (v) the presence of Contamination; (vi) the protection of endangered or threatened species; and
(vii) the protection of Environmentally Sensitive Areas.

                            ENVIRONMENTALLY SENSITIVE AREA shall mean (i) any
wetland as defined by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

                            ERISA shall mean the Employee Retirement Income
Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                            ERISA GROUP shall mean, at any time, the Borrowers
and their Subsidiaries and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrowers, are treated as a single employer under Section 414 of the Internal Revenue Code.

                            EURO-RATE shall mean, with respect to the Loans
comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to
1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

                           Average of London interbank offered rates quoted
                           by BBA or appropriate successor as shown on
         Euro-Rate =       DOW JONES MARKETS SERVICE DISPLAY PAGE 3750
                           -------------------------------------------
                                 1.00 - Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrowers of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                            EURO-RATE OPTION shall mean either the Revolving
Credit Euro-Rate Option or the Term Loan Euro-Rate Option.

                            EURO-RATE RESERVE PERCENTAGE shall mean as of any
day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities").

                            EVENT OF DEFAULT shall mean any of the events
described in Section 9.1 and referred to therein as an "Event of Default."

                            EXCESS CASH FLOW shall be computed as of the last
day of each fiscal quarter of the Borrowers by taking the difference between (a) Consolidated Cash Flow from Operations for such fiscal quarter and (b) the sum of cash interest expense for such fiscal quarter, cash income taxes paid during such fiscal quarter, payments under capitalized leases for such fiscal quarter, scheduled principal payments of the Term Loan for such fiscal quarter and maintenance capital expenditures for such fiscal quarter (not to exceed the lesser of actual maintenance capital expenditures for such fiscal quarter and $2,500,000).

                            EXCLUDED SUBSIDIARIES shall mean ResCare Premier
Canada, Inc. a corporation organized and existing under the laws of the Province of Ontario, Canada.

                            EXPIRATION DATE shall mean, with respect to the
Revolving Credit Commitments, January 2, 2003.

                            FACILITY shall mean each facility, program, group
home and training center now or hereafter owned, leased, operated and/or managed by any of the Borrowers or their Subsidiaries at which the services or programs described in Section 8.2.10 hereof are provided by any of the Borrowers or their Subsidiaries, and FACILITIES shall mean all of them.

                            FACILITY FEES shall mean the fees referred to in
Sections 2.4 and 3.3.

                            FEDERAL FUNDS EFFECTIVE RATE for any day shall mean
the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Agreement; PROVIDED, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

                            FIRST WAIVER AND AMENDMENT shall mean the Waiver and
Amendment to Loan Agreement, dated as of December 26, 2000, by and among Res-Care and the Consolidated Subsidiaries party thereto, PNC Bank, National Association, as administrative bank, and the banks party thereto.

                            FIXED CHARGE COVERAGE RATIO shall mean, for any
period of determination, the ratio of (a) the sum for the period of determination of Consolidated Cash Flow from Operations, and operating lease expense of the Borrowers and their Subsidiaries determined on a consolidated basis in accordance with GAAP, to (b) Fixed Charges for the period of determination. All items in the numerator and the denominator of the Fixed Charge Coverage Ratio shall be determined without giving effect to any Sale-Leaseback Transaction consummated after the Closing Date, including without limitation that for purposes solely of this ratio, neither Indebtedness, interest expense nor depreciation of the Borrowers and their Subsidiaries shall be reduced nor shall rental expense of the Borrowers and their Subsidiaries be increased to give effect to any such Sale-Leaseback Transaction. Interest expense utilized in the determination of the Fixed Charge Coverage Ratio shall be, with respect to Indebtedness under this Agreement, based upon the weighted average rate of interest actually in effect under this Agreement during the period of determination with respect to which such ratio is calculated. FIXED CHARGES shall mean for any period of determination the sum of cash interest expense, cash income taxes, scheduled principal installments on Indebtedness (as adjusted for prepayments), capital expenditures, operating lease expense and payments under capitalized leases, in each case of the Borrowers and their Subsidiaries for such period determined and consolidated in accordance with GAAP.

                            GAAP shall mean generally accepted accounting
principles as are in effect from time to time, subject to the provisions of
Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

                            GOVERNMENTAL ACTS shall have the meaning assigned to
that term in Section 2.9.8.

                            GUARANTOR shall mean each of the parties that
execute and deliver the Guaranty Agreement and each other Person which joins this Agreement as a Borrower and executes a Loan Party Joinder and Assumption Agreement to become a Borrower and a Guarantor after the date hereof pursuant to
Section 11.18.

                            GUARANTY of any Person shall mean any obligation of
such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                            GUARANTY AGREEMENT shall mean the Continuing
Agreement of Guaranty and Suretyship Agreement and Contribution Agreement in substantially the form of EXHIBIT 1.1(G) executed and delivered by each of the Borrowers (in order to become Guarantors) to the Agent for the benefit of the Banks.

                            HEALTHCARE EVENT shall mean (a) the occurrence of
any of the following with respect to any one or more Facilities having an aggregate Contribution Value (after deducting therefrom the expenses of any core operation that relates to the affected Facilities and which core operation is discontinued as a result of any one or more of the following events) in excess of the Designated Contribution Value: (i) the revocation, denial, suspension or non-renewal of any license, certificate or permit required to operate Facilities (other than Facilities managed by any Borrower or Subsidiary of a Borrower on behalf of a Person other than any Borrower or Subsidiary thereof); (ii) the termination or suspension of the provider agreements under Medicare Law or Medicaid Law or any other agreement or contract with any Official Body or private payor with respect to Facilities (other than Facilities managed by any Borrower or Subsidiary of a Borrower on behalf of a Person other than any Borrower or Subsidiary thereof); (iii) the involuntary receivership or involuntary management by any applicable Official Body of Facilities (other than Facilities managed by any Borrower or Subsidiary of a Borrower on behalf of a Person other than any Borrower or Subsidiary thereof); (iv) the imposition by any applicable Official Body with respect to Facilities (other than Facilities managed by any Borrower or Subsidiary of a Borrower on behalf of a Person other than any Borrower or Subsidiary thereof) of administrative holds or similar restrictions or limitations on the admission of patients or residents (but only for so long as such holds, restrictions or limitations shall be in effect); (v) the interruption or cessation of payments or reimbursement by any applicable Official Body or private payor, with respect to Facilities (other than Facilities managed by any Borrower or Subsidiary of a Borrower on behalf of a Person other than any Borrower or Subsidiary thereof), but only for so long as such interruption or cessation is in effect; or (b) the cash payment in any fiscal year by any one or more Loan Parties or Subsidiaries thereof of any recoupment or demand for recoupment by any applicable Official Body in an amount in excess of $2,000,000, in the aggregate with respect to payments for services rendered by any Borrower or any of its Subsidiaries. It is agreed that the occurrence of any event described in clause (a) with respect to any one or more Facilities having an aggregate Contribution Value (after deducting therefrom the expenses of any core operation that relates to the affected Facilities and which core operation is discontinued as a result of any of the events described in clause (a)) of less than or equal to the Designated Contribution Value shall not be a Healthcare Event, nor shall the event described in clause (b) to the extent it results in cash payments in the aggregate in any fiscal year by any one or more Loan Parties or Subsidiaries thereof in an amount less than $2,000,000 be a Healthcare Event, so long as in any such case the Loan Parties are exercising in good faith any rights that may exist under governing law or through contract to resolve or remedy the proposed action or event prior to its implementation date.

                            HISTORICAL STATEMENTS shall have the meaning
assigned to that term in Section 6.1.9(i).

                            INDEBTEDNESS shall mean, as to any Person at any
time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, or obligations under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, (iv) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than thirty (30) days past due), or (v) any Guaranty of Indebtedness for borrowed money.

                            INDEMNIFIED LIABILITIES shall mean, collectively,
any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including environmental claims), costs (including the costs of any investigation, study, sampling, testing, abatement, clean-up, removal, remediation or other response action necessary to remove, remediate, clean up or abate any hazardous materials activity), expenses and disbursements of any kind or nature whatsoever (including the actual and reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statues, rules or regulations (including securities and commercial laws, statutes, rules or regulations and environmental laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby including the Banks' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents including any sale of, collection from, or other realization upon any of the Collateral, or (ii) any environmental claim or any hazardous materials activity relating to or arising from, directly or indirectly, any past or present activity, operation, land lease or ownership, or practice of Borrowers and their Subsidiaries.

                            INDEMNITEES shall mean those persons identified as
"Indemnitees" in Sections 10.5 and 11.3.

                            INDEMNITY shall mean the Indemnity Agreement in the
form of EXHIBIT 1.1(I)(1) among the Agent, the Loan Parties and the Subsidiaries of the Loan Parties relating to possible environmental liabilities associated with any of the Property.

                            INDENTURE shall mean that certain Indenture, dated
as of November 21, 1997, between Res-Care and The Chase Manhattan Trust Company, National Association, as trustee, pursuant to which the Convertible Subordinated Notes were issued.

                            INDENTURE (NORMAL LIFE) shall mean that certain
Statement of Additional Terms and Conditions, dated as of March 12, 1998, by Res-Care with respect to the Convertible Subordinated Notes (Normal Life).

                            INITIAL CASH FLOW FORECAST shall have the meaning
given to that term in Section 6.1.9 (ii).

                            INSOLVENCY PROCEEDING shall mean, with respect to
any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or any Subsidiary of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

                            INTERCOMPANY SUBORDINATION AGREEMENT shall mean a
Subordination Agreement among the Loan Parties and their Subsidiaries in the form attached hereto as EXHIBIT 1.1(I)(2).

                            INTEREST PERIOD shall mean the period of time
selected by the Borrowers in connection with (and to apply to) any election permitted hereunder by the Borrowers to have Revolving Credit Loans or Term Loans bear interest under the Euro-Rate Option. Subject to the last sentence of this definition, such period shall be, at the option of the Borrowers, one, two, three or six Months if Borrowers select the Euro-Rate Option. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrowers are requesting new Loans, or
(ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrowers are renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrowers shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

                            INTEREST RATE OPTION shall mean any Euro-Rate Option
or Base Rate Option.

                            INTERIM STATEMENTS shall have the meaning assigned
to that term in Section 6.1.9(i).

                            INTERNAL REVENUE CODE shall mean the Internal
Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                            LABOR CONTRACTS shall mean all employment
agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

                            LAW shall mean any law (including common law),
constitution, statute, treaty, regulation, rule, ordinance, code, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement of or with any Official Body.

                            LETTER OF CREDIT shall have the meaning assigned to
that term in Section 2.9.1.

                            LETTER OF CREDIT BORROWING shall have the meaning
assigned to such term in Section 2.9.3.4.

                            LETTER OF CREDIT FEE shall have the meaning assigned
to that term in Section 2.9.2.

                            LETTER OF CREDIT SUBLIMIT shall have the meaning
assigned to that term in Section 2.5.2(b).

                            LETTERS OF CREDIT OUTSTANDING shall mean at any time
the sum of the Dollar Equivalent of the (i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

                            LEVERAGE RATIO shall have the meaning given to that
term in Section 8.2.16.

                            LIEN shall mean any mortgage, deed of trust, pledge,
lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                            LLC INTERESTS shall have the meaning given to such
term in Section 6.1.3.

                            LOAN DOCUMENTS shall mean this Agreement, the
Agent's Letter, the Guaranty Agreement, the Indemnity, the Intercompany Subordination Agreement, the Mortgages, the Notes, the Pledge Agreements, the Security Agreements, the Bank Accounts Security Agreements, any cash management agreement, depository agreement, or any other agreement relating to similar services entered into by any of the Borrowers with a Bank or an Affiliate of a Bank, any agreement entered into by any of the Borrowers with a Bank relating to corporate credit cards provided by such Bank to employees of the Loan Parties for use in conducting the ordinary course operation of the business of the Loan Parties, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and LOAN DOCUMENT shall mean any of the Loan Documents.

                            LOAN PARTIES shall mean the Borrowers and the
Guarantors.

                            LOAN PARTY JOINDER AND ASSUMPTION AGREEMENT shall
mean a Loan Party Joinder and Assumption Agreement executed and delivered by a Person as a Borrower under this Agreement and the other Loan Documents and a Guarantor under the Guaranty Agreement in the form of EXHIBIT 1.1(L).

                            LOAN REQUEST shall have the meaning given to such
term in Section 2.5.1.

                            LOANS shall mean collectively and LOAN shall mean
separately all Revolving Credit Loans and the Term Loans or any Revolving Credit Loan or the Term Loan.

                            MANDATORY PREPAYMENT DATE shall have the meaning
assigned to that term in Section 5.5.1.

                            MANDATORY PREPAYMENT OF EXCESS CASH FLOW shall have
the meaning assigned to that term in Section 5.5.1.

                            MATERIAL ADVERSE CHANGE shall mean any set of
circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or prospects of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                            MEDICAID shall mean the medical assistance program
established by Title XIX of the Social Security Act (42 U.S.C. ss. 1396 ET SEQ.) and any successor or similar statutes, as in effect from time to time.

                            MEDICAID LAW shall mean collectively, Medicaid and
Medicaid Regulations.

                            MEDICAID REGULATIONS shall mean, collectively, (a)
all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid, (b) all applicable provisions of all federal rules, regulations, manuals and orders of governmental authorities promulgated pursuant to or in connection with the statutes described in clause (a) above and all federal administrative, reimbursement and other guidelines of all governmental authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (a) above, including all programs operated under waivers granted from requirements of Title XIX of the Social Security Act and its implementing regulations, (c) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (a) and (b) above, and (d) all applicable provisions of all rules, regulations, manuals and orders of all governmental authorities promulgated pursuant to or in connection with the statutes described in clause (c) above and all state administrative, reimbursement and other guidelines of all governmental authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (c) above, in each case as in effect from time to time.

                            MEDICARE shall mean the health insurance program for
the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. ss. 1395 ET SEQ.) and any successor or similar statutes as in effect from time to time.

                            MEDICARE LAW shall mean collectively Medicare and
Medicare Regulations.

                            MEDICARE REGULATIONS shall mean, collectively, all
federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare, together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all governmental authorities (including without limitation, Health and Human Services ("HHS"), Health Care Finance Administration, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, in each case as in effect from time to time.

                            MONTH, with respect to an Interest Period under the
Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any Euro-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

                            MORTGAGES shall mean, collectively, all of
mortgages, deeds of trust, leasehold mortgages and leasehold deeds of trust in substantially the form of EXHIBIT 1.1(M), with such changes or modifications thereto as shall be acceptable to the Agent, executed and delivered with respect to certain Real Property of the Borrowers or their Subsidiaries to the Agent for the benefit of the Banks, and MORTGAGE shall mean any of the Mortgages.

                            MULTIEMPLOYER PLAN shall mean any employee benefit
plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrowers their Subsidiaries or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

                            MULTIPLE EMPLOYER PLAN shall mean a Plan which has
two or more contributing sponsors (including the Borrowers, their Subsidiaries or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                            NET CASH PROCEEDS shall mean with respect to any
transaction, (including without limitation any Sale-Leaseback Transaction), an amount equal to the cash proceeds received by any Borrower or any Subsidiary from or in respect of such transaction (including, when received, any cash proceeds received as income or other cash proceeds of any non-cash proceeds of such transaction), less (A) in the case of any asset sale, the amount of any income taxes payable related to gains on such sales, as reasonably estimated in good faith by the Borrowers, (B) any customary expenses or charges (including commissions and fees paid or payable) reasonably incurred by any Borrower in respect of such transaction, and (C) any amounts considered appropriate by the chief financial officer of the Borrowers to provide reserves in accordance with GAAP for payment of indemnities or liabilities that may be incurred in connection with such sale or disposition. For purposes of this definition, if taxes or other expenses payable in connection with the sale of other disposition of any asset are not known as of the date of such sale or other disposition, then such fees, commissions, expenses or taxes shall be estimated in good faith by the chief financial officer of the Borrowers and such estimated amounts shall be deducted. At such time as any reserved amount described in clause (C) above is no longer required to be held in reserve, the balance thereof, after payment of the related liabilities or indemnities, shall be used to make a mandatory prepayment of the Term Loans in accordance with Section 5.5.

                            NORMAL LIFE shall mean Normal Life, Inc., a
corporation organized and existing under the laws of the Commonwealth of Kentucky, which is a Consolidated Subsidiary of Res-Care.

                            NOTES shall mean the Revolving Credit Notes and the
Term Notes.

                            NOTICES shall have the meaning assigned to that term
in Section 11.6.

                            OBLIGATION shall mean any obligation or liability of
any of the Loan Parties or any of their Subsidiaries to the Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agent's Letter or any other Loan Document.

                            OFFICIAL BODY shall mean any national, federal,
state, local or other government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                            ORIGINAL COLLATERAL DOCUMENTS shall have the meaning
assigned to that term in the recitals hereto.

                            ORIGINAL LOAN AGREEMENT shall mean that certain Loan
Agreement, dated as of December 23, 1996, as amended and restated by the 1998 Amended and Restated Loan Agreement dated as of June 30, 1998, (as amended, restated, modified, waived, and supplemented to but not including the date hereof) by and among Res-Care, each of Res-Care's consolidated subsidiaries, the banks from time to time party thereto, and PNC Bank, National Association, as administrative bank.

                            PARTICIPATION ADVANCE shall mean, with respect to
any Bank, such Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Revolving Credit Ratable Share pursuant to
Section 2.9.3.3.

                            PARTNERSHIP INTERESTS shall have the meaning given
to such term in Section 6.1.3.

                            PBGC shall mean the Pension Benefit Guaranty
Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                            PERMITTED ACQUISITIONS shall have the meaning
assigned to such term in Section 8.2.6.

                            PERMITTED EQUITY shall mean (a) the exercise by any
holder thereof of options of equity securities of Res-Care pursuant to any Designated Plan, or (b) the issuance to an employee or director of Res-Care or any Subsidiary of Res-Care of restricted stock or stock pursuant to any Designated Plan, in each case, not involving any consideration therefor in excess of the par value per share of the stock issued.

                            PERMITTED INVESTMENTS shall mean:

                                   (i) direct obligations of the United States
of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                                   (ii) commercial paper maturing in 180 days or
less rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition; and

                                   (iii) demand deposits, time deposits or
certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of acquisition.

                            PERMITTED LIENS shall mean:

                                   (i) Liens for taxes, assessments, or similar
charges, incurred in the ordinary course of business and which are not yet due and payable;

                                   (ii) Pledges or deposits made in the ordinary
course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                                   (iii) Liens of mechanics, materialmen,
warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                                   (iv) Good-faith pledges or deposits made in
the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                                   (v) Encumbrances consisting of zoning
restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use, and other Liens (not involving any financing) on Property subject or to be subject to a Mortgage (securing liabilities not to exceed $250,000);

                                   (vi) Liens, security interests and mortgages
in favor of the Agent for the benefit of the Banks;

                                   (vii) Liens on property leased by any Loan
Party or Subsidiary of a Loan Party under capital leases permitted in Section 8.2.1(iii) securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

                                   (viii) Any Lien existing on the date of this
Agreement and described on SCHEDULE 1.1(P), PROVIDED that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

                                   (ix) Purchase Money Security Interests
securing Indebtedness permitted in Section 8.2.1(iv);

                                   (x) The following, (A) if the validity or
amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan
Documents:

                           (1) Claims or Liens for taxes, assessments or charges
                  due and payable and subject to interest or penalty, PROVIDED that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                           (2) Claims, Liens or encumbrances upon, and defects
                  of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

                           (3) Claims or Liens of mechanics, materialmen,
                  warehousemen, carriers, or other statutory nonconsensual Liens; or

                           (4) Liens resulting from final judgments or orders
                  described in Section 9.1.6.

                            PERSON shall mean any individual, corporation,
partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                            PLAN shall mean at any time an employee pension
benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                            PLEDGE AGREEMENTS shall mean, collectively, the
Amended and Restated Pledge Agreements in substantially the form of EXHIBIT 1.1(P) with such changes or modifications thereto as shall be acceptable to the Agent, executed and delivered by each of the Borrowers and their Subsidiaries to the Agent for the benefit of the Banks, and PLEDGE AGREEMENT shall mean any of the Pledge Agreements.

                            PLEDGED COLLATERAL shall mean the property of the
Loan Parties and their Subsidiaries in which security interests are to be granted under the Pledge Agreement.

                            PNC BANK shall mean PNC Bank, National Association,
its successors and assigns.

                            POTENTIAL DEFAULT shall mean any event or condition
which with notice, passage of time, or any combination of the foregoing, would constitute an Event of Default.

                            PRINCIPAL OFFICE shall mean the main banking office
of the Agent in Pittsburgh, Pennsylvania.

                            PRIOR SECURITY INTEREST shall mean a valid and
enforceable perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral, the Bank Account Collateral and the Pledged Collateral.

                            PROHIBITED TRANSACTION shall mean any prohibited
transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

                            PROPERTY shall mean all real property, both owned
and leased, of any Loan Party or Subsidiary of a Loan Party.

                            PURCHASE MONEY SECURITY INTEREST shall mean Liens
upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary, in either case for the purchase of such tangible personal property created at the time of or within ninety (90) days following the purchase of such property.

                            PURCHASING BANK shall mean a Bank which becomes a
party to this Agreement by executing an Assignment and Assumption Agreement.

                            REAL PROPERTY shall mean the real estate owned or
leased by the applicable Loan Party or Subsidiary of a Loan Party which is required to be encumbered by a Mortgage.

                            REGULATED SUBSTANCES shall mean, without limitation,
any substance, material or waste, regardless of its form or nature, defined under Environmental Laws as a "hazardous substance," "pollutant," "pollution," "contaminant," "hazardous or toxic substance," "extremely hazardous substance," "toxic chemical," "toxic substance," "toxic waste," "hazardous waste," "special handling waste," "industrial waste," "residual waste," "solid waste," "municipal waste," "mixed waste," "infectious waste," "chemotherapeutic waste," "medical waste," or "regulated substance" or any other material, substance or waste, regardless of its form or nature, which otherwise is regulated by Environmental Laws.

                            REGULATION U shall mean Regulation U, T, or X as
promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                            REGULATIONS shall have the meaning assigned to such
term in Section 11.17.

                            REIMBURSEMENT OBLIGATION shall have the meaning
assigned to such term in Section 2.9.3.2.

                            REPORTABLE EVENT shall mean a reportable event
described in Section 4043 of ERISA and regulations thereunder with respect to a Plan.

                            REQUIRED BANKS shall mean

                                    (i) if there are no Loans, Reimbursement
Obligations or Letter of Credit Borrowings outstanding, Banks whose Commitments aggregate at least 66 and 2/3% of the Commitments of all of the Banks, or

                                    (ii) if there are Loans, Reimbursement
Obligations, or Letter of Credit Borrowings outstanding, any Bank or group of Banks if the sum of the Loans, Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 66 and 2/3% of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

                            REQUIRED ENVIRONMENTAL NOTICES shall mean all
notices, reports, plans, forms or other filings which pursuant to Environmental Laws, Required Environmental Permits or at the request or direction of an Official Body either must be submitted to an Official Body or which otherwise must be maintained.

                            REQUIRED ENVIRONMENTAL PERMITS shall mean all
permits, licenses, bonds, consents, programs, approvals or authorizations required under Environmental Laws to own, occupy or maintain the Property or which otherwise are required for the operations and business activities of the Loan Parties and their respective Subsidiaries.

                            RES-CARE shall mean Res-Care, Inc., a corporation
organized and existing under the laws of the Commonwealth of Kentucky.

                            REVOLVING CREDIT BASE RATE OPTION shall mean the
option of the Borrowers to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(i).

                            REVOLVING CREDIT COMMITMENT shall mean, as to any
Bank at any time, the amount initially set forth opposite its name on SCHEDULE 1.1(B) in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and REVOLVING CREDIT COMMITMENTS shall mean the aggregate Revolving Credit Commitments of all of the Banks.

                            REVOLVING CREDIT EURO-RATE OPTION shall mean the
option of the Borrowers to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(ii).

                            REVOLVING CREDIT LOANS shall mean collectively and
REVOLVING CREDIT LOAN shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrowers pursuant to Section 2.1 or 2.9.3.

                            REVOLVING CREDIT NOTES shall mean collectively and
REVOLVING CREDIT NOTE shall mean separately all the Amended and Restated Revolving Credit Notes of the Borrowers in the form of EXHIBIT 1.1(R) evidencing the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                            REVOLVING CREDIT RATABLE SHARE shall mean, for any
Bank, the proportion that such Bank's Revolving Credit Commitment bears to the Revolving Credit Commitments of all of the Banks.

                            REVOLVING FACILITY USAGE shall mean at any time the
sum of the Revolving Credit Loans outstanding and the Letters of Credit Outstanding.

                            SALE-LEASEBACK TRANSACTIONS shall mean collectively
those transactions involving the sales of real property and related assets by the Borrowers and their Subsidiaries in transactions which contemplate the leaseback of such property, by the selling party thereof, following such sale, to the extent such transactions are identified on the list delivered to the Agent and the Banks and subject to the approval of the Required Banks pursuant to Section 8.2.7(iv)(A) (and including on such list, without limitation, the appraised value of each property, the selling price therefor and the Net Cash Proceeds to the Loan Parties resulting therefrom), and SALE-LEASEBACK TRANSACTION shall mean individually any of such transactions.

                            SECURITY AGREEMENTS shall mean, collectively, the
Amended and Restated Security Agreements in substantially the form of EXHIBIT 1.1(S) with such changes or modifications thereto as shall be acceptable to the Agent, executed and delivered by each of the Borrowers and their Subsidiaries to the Agent for the benefit of the Banks, and SECURITY AGREEMENT shall mean any of the Security Agreements.

                            SHARES shall have the meaning assigned to that term
in Section 6.1.2.

                            STANDARD & POOR'S shall mean Standard & Poor's
Ratings Services, a division of The McGraw-Hill Companies, Inc.

                            STANDBY LETTER OF CREDIT shall mean a Letter of
Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business.

                            SUBSIDIARY of any Person at any time shall mean (i)
any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, (iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled by such Person or one or more of such Person's Subsidiaries.

                            SUBSIDIARY SHARES shall have the meaning assigned to
that term in Section 6.1.3.

                            TERM LOAN shall have the meaning given to such term
in Section 3.1; TERM LOANS shall mean collectively all of the Term Loans.

                            TERM LOAN BASE RATE OPTION shall mean the option of
the Borrowers to have Term Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.2(i).

                            TERM LOAN COMMITMENT shall mean, as to any Bank at
any time, the amount initially set forth opposite its name on SCHEDULE 1.1(B) in the column labeled "Amount of Commitment for Term Loans," and thereafter on
Schedule I to the most recent Assignment and Assumption Agreement, and TERM LOAN COMMITMENTS shall mean the aggregate Term Loan Commitments of all of the Banks.

                            TERM LOAN EURO-RATE OPTION shall mean the option of
the Borrowers to have Term Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.2(ii).

                            TERM LOAN MATURITY DATE shall mean January 2, 2003.

                            TERM LOAN RATABLE SHARE shall mean, for any Bank,
the proportion that such Bank's Term Loan Commitment bears to the Term Loan Commitments of all of the Banks.

                            TERM NOTES shall mean collectively and TERM NOTE
shall mean separately all of the Renewal Term Notes of the Borrowers in the form of EXHIBIT 1.1(T) evidencing the Term Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                            TOTAL FUNDED DEBT shall mean, as of any date of
determination, the sum, without duplication, of the following amounts for the Borrowers and their Subsidiaries on a consolidated basis: (a) all indebtedness for borrowed money, including, without limitation, all outstanding Loans, the face amount of all Letters of Credit and without duplication, the amount of all drafts drawn and unpaid thereunder, (b) that portion of obligations with respect to capital leases of the Borrowers or their Subsidiaries which are properly classified as a liability on their balance sheet in accordance with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price of property or services which purchase price is (i) due more than six months from the date of incurrence of the obligations in respect thereof, or
(ii) evidenced by a note or similar written instrument, but excluding trade payables incurred in the ordinary course of business, (e) all indebtedness secured by any lien on any property or asset owned by any Borrower or any of Subsidiary of any Borrower regardless of whether the indebtedness secured thereby shall have been assumed by any Borrower or any of their Subsidiaries or is non-recourse to the credit of the Borrowers or any of their Subsidiaries (it being expressly agreed that the amount of any such lien shall not exceed the fair market value of any such property or assets purported to be secured thereby, as determined at the time such indebtedness is incurred), and (f) all other Contingent Liabilities of the Borrowers and their Subsidiaries not otherwise included in clauses (a) through (e) above.

                            TRANSFEROR BANK shall mean the selling Bank pursuant
to an Assignment and Assumption Agreement.

                            UCC COLLATERAL shall mean the property of the Loan
Parties and their Subsidiaries in which security interests are to be granted under the Security Agreements.

                            UNIFORM COMMERCIAL CODE shall mean the Uniform
Commercial Code as in effect in the Commonwealth of Pennsylvania from time to time (including the Uniform Commercial Code, Article 9, 1999 Official Text upon its enactment ("Revised Article 9")) except to the extent that the conflict of laws rules of such Uniform Commercial Code shall apply the Uniform Commercial Code as in effect from time to time in any other state to specific property or other matters.

                            VOCA GUARANTIES shall mean the guaranties delivered
by Voca Corp., Voca Corporation of North Carolina, Voca Corporation of Ohio, Voca Corporation of Washington D.C. and Voca Corporation of West Virginia, Inc. in favor of National City Bank guarantying repayment of reimbursement obligations on letter of credit number S219783PGH, in the face amount of $5,173,490.82 issued by National City Bank and in favor of The Chase Manhattan Trust Company, National Association.

                            WITHHOLDING CERTIFICATE shall have the meaning
assigned to such term in Section 11.17.

       1.2 CONSTRUCTION.

                  Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

              1.2.1. NUMBER; INCLUSION.

                            references to the plural include the singular, the
plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

       1.2.2. DETERMINATION.

                     references to "determination" of or by the Agent or the Banks shall be deemed to include good-faith estimates by the Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

       1.2.3. AGENT'S DISCRETION AND CONSENT.

                     whenever the Agent or the Banks are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

       1.2.4. DOCUMENTS TAKEN AS A WHOLE.

                     the words "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

       1.2.5. HEADINGS.

                     the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

       1.2.6. IMPLIED REFERENCES TO THIS AGREEMENT.

                     article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

       1.2.7. PERSONS.

                     reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

       1.2.8. MODIFICATIONS TO DOCUMENTS.

                     reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

       1.2.9. FROM, TO AND THROUGH.

                     relative to the determination of any period of time, "from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

       1.2.10. SHALL; WILL.

                     references to "shall" and "will" are intended to have the same meaning.

       1.3 ACCOUNTING PRINCIPLES.

                  Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; PROVIDED, HOWEVER, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2) shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statement referred to in Section 6.1.9(i) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 8.2 based upon the Borrowers' regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrowers' financial statements at that time.

                          2. REVOLVING CREDIT FACILITY

       2.1 REVOLVING CREDIT COMMITMENTS.

                  Subject to the terms and conditions hereof (including, without limitation, the limitations of Section 2.5.2) and relying upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrowers at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to such Loan the aggregate amount of Loans from such Bank shall not exceed such Bank's Revolving Credit Commitment minus such Bank's Revolving Credit Ratable Share of the Letters of Credit Outstanding. Within such limits of time and amount and subject to the other provisions of this Agreement (including, without limitation, the limitations of Section 2.5.2), the Borrowers may borrow, repay and reborrow pursuant to this Section 2.1.

       2.2 NATURE OF BANKS' OBLIGATIONS WITH RESPECT TO REVOLVING CREDIT LOANS.

                  Each Bank shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests; Limitations on Revolving Credit Loans; Borrowing Base] in accordance with its Revolving Credit Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrowers at any time shall never exceed its Revolving Credit Commitment minus its Revolving Credit Ratable Share of the Letters of Credit Outstanding. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect the Obligations of the Borrowers to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

       2.3 COMMITMENT FEES.

                  Accruing from the date hereof until the Expiration Date, the Borrowers agree to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the "Commitment Fee") equal to .50% per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time and the (ii) the sum of such Bank's Revolving Credit Loans outstanding plus its Revolving Credit Ratable Share of Letters of Credit Outstanding. All Commitment Fees shall be payable in arrears on the first Business Day of each April, July, October and January after the date hereof and on the Expiration Date or upon acceleration of the Notes.

       2.4 REVOLVING CREDIT FACILITY FEE.

                  The Borrowers agree to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment, a nonrefundable facility fee equal to .25% of such Bank's Revolving Credit Commitment, payable on the Closing Date. The parties acknowledge that such fee, together with the fee paid pursuant to the second sentence of Section E of the First Waiver and Amendment, are and were intended to benefit the Borrowers over the term of this Agreement and not to relate only to any period or periods with such term.

       2.5 REVOLVING CREDIT LOAN REQUESTS, LIMITATIONS ON REVOLVING CREDIT LOANS; BORROWING BASE.

       2.5.1. REVOLVING CREDIT LOAN REQUESTS.

                  Except as otherwise provided herein, the Borrowers may from time to time prior to the Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans or Term Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Agent, not later than 10:00 a.m., Pittsburgh time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the Euro-Rate Option applies or the conversion to or the renewal of the Euro-Rate Option for any Loans; and (ii) one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of EXHIBIT 2.5 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Loan Request"), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall (i) specify the proposed Borrowing Date; (ii) specify the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $250,000 and not less than $1,000,000 for each Borrowing Tranche to which the Euro-Rate Option applies and not less than the lesser of $500,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) specify whether the Euro-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; (iv) specify in the case of a Borrowing Tranche to which the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche;

(v) certify that after giving effect to the proposed Loan, the Revolving Facility Usage does not exceed the Borrowing Base; and (vi) certify and include a detailed calculation of pro-forma compliance with the Leverage Ratio, with, for purposes thereof, Total Funded Debt determined as of the proposed Borrowing Date (including therein, without limitation, Revolving Facility Usage as of such date and the amount of any proposed Loans and/or Letters of Credit to be issued) and Consolidated Cash Flow from Operations determined for the most recent twelve calendar month period ending immediately prior to the proposed Borrowing Date. Each Borrower, other than Res-Care, hereby appoints Res-Care to act on its behalf to request Loans and Letters of Credit.

       2.5.2. LIMITATIONS ON REVOLVING CREDIT LOANS; BORROWING BASE.

                            (a) Notwithstanding any provision of this Agreement
or any other Loan Document to the contrary, it is expressly agreed that at no time shall the Revolving Facility Usage exceed the Borrowing Base.

                            (b) Further, Section 2.9 provides for a letter of
credit subfacility as a subfacility of the Revolving Credit Commitments, such that, subject to Section 2.9 and the other provisions of this Agreement, at no time shall (i) the Letters of Credit Outstanding exceed, at any one time $35,000,000 (the "Letter of Credit Sublimit"), or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, it is expressly agreed that at any time (subject to the other terms and limitations of this Agreement, including, without limitation, the terms and limitations of Sections 2.1, 2.5.1, 2.5.2(a) and 2.9), so long as Letters of Credit Outstanding do not exceed $25,000,000, an amount not in excess of $10,000,000 of the Letter of Credit Sublimit, may be utilized for Revolving Credit Loans for general corporate purposes.

       2.6 MAKING REVOLVING CREDIT LOANS.

                  The Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests; Limitations on Revolving Credit Loans; Borrowing Base], notify the Banks of its receipt of such Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Agent in accordance with Section 2.2 [Nature of Banks' Obligations With Respect to Revolving Credit Loans]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrowers in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, PROVIDED that if any Bank fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 10.16 [Availability of Funds].

       2.7 REVOLVING CREDIT NOTES.

                  The Obligation of the Borrowers to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

       2.8 USE OF PROCEEDS.

                  The proceeds of the Revolving Credit Loans shall be used for general corporate purposes and to continue existing indebtedness under the Original Loan Agreement and in accordance with Section 8.1.10 [Use of Proceeds].

       2.9 LETTER OF CREDIT SUBFACILITY.

       2.9.1. ISSUANCE OF LETTERS OF CREDIT; ADJUSTMENT FOR CURRENCY
FLUCTUATIONS.

                            2.9.1.1. Borrowers may request the issuance of a
letter of credit (each a "Letter of Credit") on behalf of themselves or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each request for issuance of a Letter of Credit shall be accompanied by a certification of the Borrowers, that after giving effect to the issuance of the proposed Letter of Credit, the Revolving Facility Usage does not exceed the Borrowing Base and certify and include a detailed calculation of pro-forma compliance with the Leverage Ratio, with, for purposes thereof, Total Funded Debt determined as of the proposed date of issuance of the proposed Letter of Credit (including therein, without limitation, Revolving Facility Usage as of such date and the amount of any proposed Loans and/or Letters of Credit to be issued) and Consolidated Cash Flow from Operations determined for the most recent twelve calendar month period ending immediately prior to the proposed date of issuance of the proposed Letter of Credit. Each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit and shall be denominated in Dollars or, if a different currency is requested by Borrower, a currency satisfactory to the Agent. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.9, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance (provided, however that, subject to the following clause (B), this clause (A) shall not prevent Agent from agreeing that a Letter of Credit will automatically be extended annually for one or more periods each not to exceed one year if Agent does not cancel such extension), and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $35,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. SCHEDULE 2.9.1(A) hereto lists letters of credit which PNC Bank issued for the accounts of certain of the Loan Parties prior to the Closing Date and which shall remain outstanding after the Closing Date (the "Existing Letters of Credit"). Each Existing Letter of Credit shall be a Letter of Credit hereunder on and after the Closing Date and the provisions of this Section 2.9 shall apply to such Existing Letter of Credit. SCHEDULE 2.9.1(B) hereto lists each Letter of Credit, existing on the Closing Date for which cash collateral was deposited in a "Cash Collateral Account" as such term is defined in and subject to the terms of that certain Cash Collateral and Security Agreement, dated as of February 9, 2001, by and between Res-Care and PNC Bank. Each Bank and each Loan Party hereby agrees and directs the Agent to disburse to Res-Care, on the Closing Date following satisfaction of the conditions specified in Section 7.1 hereof and the closing of this Agreement as the amendment and restatement of the Original Loan Agreement, from the Cash Collateral Account, the amount of all funds held therein.

                            2.9.1.2. If at any time, and solely as a result of
currency fluctuations relating to one or more Letters of Credit denominated in a currency other than Dollars, the Letters of Credit Outstanding exceed $35,000,000, then Borrowers shall deposit in Dollars in a non-interest-bearing account with the Agent, as cash collateral for their Obligations under the Loan Documents, an amount such that the Letters of Credit Outstanding minus the amount so deposited does not exceed $35,000,000. Borrowers hereby pledge to the Agent and the Banks, and grant to the Agent and the Banks a security interest in all such cash, deposit and account, and the proceeds thereof, as security for such Obligations. Upon such time as the Letters of Credit Outstanding no longer exceed $35,000,000 and provided there exists no Potential Default or Event of Default, the Agent shall return the cash collateral which was provided in connection with this Section 2.9.1.2 to the Borrowers.

                            2.9.1.3. If at any time, and solely as a result of
currency fluctuations relating to one or more Letters of Credit denominated in a currency other than Dollars, the Revolving Facility Usage exceeds 102% of the Borrowing Base, then Borrowers shall prepay a principal amount of the Revolving Credit Loans in such an amount that the Revolving Facility Usage after giving effect to the amount paid does not exceed the Borrowing Base.

       2.9.2. LETTER OF CREDIT FEES.

                            The Borrowers shall pay (i) to the Agent for the
ratable account of the Banks a per annum fee (the "Letter of Credit Fee") equal to the Applicable Margin for the Letter of Credit Fee, and (ii) to the Agent for its own account a fronting fee equal to 1/8% per annum (computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the first Business Day of each April, July, October and January following issuance of each Letter of Credit and on the Expiration Date. The Borrowers shall also pay to the Agent for the Agent's sole account the Agent's then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Agent may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

       2.9.3. DISBURSEMENTS, REIMBURSEMENT.

                            2.9.3.1. Immediately upon the issuance of each
Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Revolving Credit Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                            2.9.3.2. In the event of any request for a drawing
under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Borrowers. Provided that it shall have received such notice, the Borrowers shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by the Agent under any Letter of Credit (each such date, an "Drawing Date") in an amount equal to the Dollar Equivalent of the amount so paid by the Agent. In the event the Borrowers fail to reimburse the Agent for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Agent will promptly notify each Bank thereof, and the Borrowers shall be deemed to have requested that Revolving Credit Loans, in the Dollar Equivalent of the amount paid by the Agent under the Letter of Credit, be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 7.2 [Each Additional Loan or Letter of Credit] other than any notice requirements. Any notice given by the Agent pursuant to this Section 2.9.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                            2.9.3.3. Each Bank shall upon any notice pursuant to
Section 2.9.3.2 make available to the Agent an amount in immediately available funds equal to its Revolving Credit Ratable Share of the Dollar Equivalent of the amount of the drawing, whereupon the participating Banks shall (subject to Section 2.9.3.4) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrowers in that amount. Each Bank's payment to the Agent pursuant to this Section 2.9.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Bank in satisfaction of its participation obligation under Section 2.9.3. If any Bank so notified fails to make available to the Agent for the account of the Agent the amount of such Bank's Revolving Credit Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Revolving Credit Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section 2.9.3.3.

                            2.9.3.4. With respect to any unreimbursed drawing
that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrowers in whole or in part as contemplated by Section 2.9.3.2, because of the Borrowers' failure to satisfy the conditions set forth in Section 7.2 [Each Additional Loan or Letter of Credit] other than any notice requirements or for any other reason, the Borrowers shall be deemed to have incurred from the Agent a borrowing (each a "Letter of Credit Borrowing") in the Dollar Equivalent of the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option.

       2.9.4. REPAYMENT OF PARTICIPATION ADVANCES.

                            2.9.4.1. Upon (and only upon) receipt by the Agent
for its account of immediately available funds from the Borrowers (i) in reimbursement of the Dollar Equivalent of any payment made by the Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Agent, or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Bank, in the same funds as those received by the Agent, the amount of such Bank's Revolving Credit Ratable Share of such funds, except the Agent shall retain the amount of the Revolving Credit Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Agent.

                            2.9.4.2. If the Agent is required at any time to
return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Agent pursuant to Section 2.9.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent the amount of its Revolving Credit Ratable Share of any amounts so returned by the Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

       2.9.5. DOCUMENTATION.

                            Each Loan Party agrees to be bound by the terms of
the Agent's application and agreement for letters of credit and the Agent's written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party's own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

       2.9.6. DETERMINATIONS TO HONOR DRAWING REQUESTS.

                            In determining whether to honor any request for
drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

       2.9.7. NATURE OF PARTICIPATION AND REIMBURSEMENT OBLIGATIONS.

                            Each Bank's obligation in accordance with this
Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.9.3, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrowers to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 under all circumstances, including the following circumstances:

              (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Agent, the Borrowers or any other Person for any reason whatsoever;

              (ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests; Limitations on Revolving Credit Loans; Borrowing Base], 2.5.2 [Making Revolving Credit Loans; Borrowing Base] or 7.2 [Each Additional Loan or Letter of Credit] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Banks to make Participation Advances under Section 2.9.3;

              (iii) any lack of validity or enforceability of any Letter of Credit;

              (iv) the existence of any claim, set-off, defense or other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

              (v) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Agent has been notified thereof;

              (vi) payment by the Agent under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

              (vii) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

              (viii) any breach of this Agreement or any other Loan Document by any party thereto;

              (ix) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

              (x) the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

              (xi) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

              (xii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

              2.9.8. INDEMNITY.

                            In addition to amounts payable as provided in
Section 10.5 [Reimbursement and Indemnification of Agent by the Loan Parties], the Borrowers hereby agree to protect, indemnify, pay and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by the Agent of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

              2.9.9. LIABILITY FOR ACTS AND OMISSIONS.

                            As between any Loan Party and the Agent, such Loan
Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of the Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent from liability for the Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses(i) through (viii) of such sentence.

                            In furtherance and extension and not in limitation
of the specific provisions set forth above, any action taken or omitted by the Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent under any resulting liability to the Borrowers or any Bank.

                                 3. TERM LOANS

       3.1 TERM LOAN COMMITMENTS.

                  Subject to the terms and conditions hereof, and relying upon the representations and warranties herein set forth, each Bank severally agrees to make a term loan (the "Term Loan") to the Borrowers on the Closing Date in such principal amount as the Borrowers shall request up to, but not exceeding such Bank's Term Loan Commitment.

       3.2 NATURE OF BANKS' OBLIGATIONS WITH RESPECT TO TERM LOANS.

                  The obligations of each Bank to make Term Loans to the Borrowers shall be in the proportion that such Bank's Term Loan Commitment bears to the Term Loan Commitments of all Banks to the Borrowers, but each Bank's Term Loan to the Borrowers shall never exceed its Term Loan Commitment. The failure of any Bank to make a Term Loan shall not relieve any other Bank of its obligations to make a Term Loan nor shall it impose any additional liability on any other Bank hereunder. The Banks shall have no obligation to make Term Loans hereunder after the Closing Date. The Term Loan Commitments are not revolving credit commitments, and the Borrowers shall not have the right to borrow, repay and reborrow under Section 3.1 [Term Loan Commitments].

       3.3 TERM LOAN FACILITY FEE.

                  The Borrowers agree to pay to the Agent for the account of each Bank, as consideration for such Bank's Term Loan Commitment, a nonrefundable facility fee equal to .25% of such Bank's Term Loan Commitment, payable on the Closing Date. The parties acknowledge that such fee, together with the fee paid pursuant to the second sentence of Section E of the First Waiver and Amendment, are and were intended to benefit the Borrowers over the term of this Agreement and not to relate only to any period or periods with such term.

       3.4 TERM LOAN NOTES.

                  The Obligation of the Borrowers to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term Note dated the Closing Date payable to the order of each Bank in a face amount equal to the Term Loan of such Bank. The principal amount as provided therein of the Term Notes shall be payable on the following dates in the following amounts:

                                                         Amount of Principal
Date                                                           Payment
----                                                           -------
June 30, 2001                                                 $3,000,000
September 30, 2001                                            $3,750,000
December 31, 2001                                             $3,750,000
March 31, 2002                                                $4,250,000
June 30, 2002                                                 $4,250,000
September 30, 2002                                            $4,250,000
December 31, 2002                                             $4,250,000

Term Loan Maturity Date                       Outstanding principal amount of

                                  TERM LOANS

       3.5 USE OF PROCEEDS.

                  The proceeds of the Term Loans shall be used to continue existing indebtedness under the Original Loan Agreement and in accordance with
Section 8.1.10 [Use of Proceeds].

                               4. INTEREST RATES

       4.1 INTEREST RATE OPTIONS.

                  The Borrowers shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or Euro-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrowers may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, PROVIDED that there shall not be at any one time outstanding more than eleven (11) Borrowing Tranches in the aggregate among all of the Loans. If at any time the designated rate applicable to any Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Loan shall be limited to such Bank's highest lawful rate.

       4.1.1. REVOLVING CREDIT INTEREST RATE OPTIONS.

                            The Borrowers shall have the right to select from
the following Interest Rate Options applicable to the Revolving Credit Loans:

                            (i) Revolving Credit Base Rate Option: A fluctuating
rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                            (ii) REVOLVING CREDIT EURO-RATE OPTION: A rate per
annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

       4.1.2. TERM LOAN INTEREST RATE OPTIONS.

                            The Borrowers shall have the right to select from
the following Interest Rate Options applicable to the Term Loans:

                            (i) TERM LOAN BASE RATE OPTION: A fluctuating rate
per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                     (ii) TERM LOAN EURO-RATE OPTION: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

Upon the occurrence of an Event of Default, Loans subject to the Euro-Rate Option shall not be extended or renewed under the Euro-Rate Option and upon expiration of the Interest Period applicable thereto shall be automatically converted to Loans at the Base Rate Option.

              4.1.3. RATE QUOTATIONS.

                            The Borrowers may call the Agent on or before the
date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

       4.2 INTEREST PERIODS.

                  At any time when the Borrowers shall select, convert to or renew a Euro-Rate Option, the Borrowers shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such Euro-Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a Euro-Rate Option:

              4.2.1. AMOUNT OF BORROWING TRANCHE.

                            each Borrowing Tranche of Euro-Rate Loans shall be
in integral multiples of $250,000 and not less than $1,000,000;

              4.2.2. RENEWALS.

                            in the case of the renewal of a Euro-Rate Option at
the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

       4.3 INTEREST AFTER DEFAULT.

                  To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

              4.3.1. LETTER OF CREDIT FEES, INTEREST RATE.

                            the Letter of Credit Fees and the rate of interest
for each Loan otherwise applicable pursuant to Section 2.9.2 [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum;

       4.3.2. OTHER OBLIGATIONS.

                            each other Obligation hereunder if not paid when due
shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Revolving Credit

Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full; and

              4.3.3. ACKNOWLEDGMENT.

                            The Borrowers acknowledge that the increase in rates
referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrowers upon demand by Agent.

       4.4 EURO-RATE UNASCERTAINABLE; ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE.

              4.4.1. UNASCERTAINABLE.

                            If on any date on which a Euro-Rate would otherwise
be determined, the Agent shall have determined that:

                     (i) adequate and reasonable means do not exist for ascertaining such Euro-Rate, or

                     (ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the Euro-Rate, the Agent shall have the rights specified in Section 4.4.3.

              4.4.2. ILLEGALITY; INCREASED COSTS; DEPOSITS NOT AVAILABLE.

                            If at any time any Bank shall have determined that:

                     (i) the making, maintenance or funding of any Loan to which a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                     (ii) such Euro-Rate Option will not adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                     (iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a Euro-Rate Option applies, respectively, are not available to such Bank with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Agent shall have the rights specified in Section 4.4.3.

              4.4.3. AGENT'S AND BANK'S RIGHTS.

                            In the case of any event specified in Section 4.4.1
above, the Agent shall promptly so notify the Banks and the Borrowers thereof, and in the case of an event specified in Section 4.4.2 above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrowers. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrowers to select, convert to or renew a Euro-Rate Option shall be suspended until the Agent shall have later notified the Borrowers, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under Section 4.4.1 and the Borrowers have previously notified the Agent of its selection of, conversion to or renewal of a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Bank notifies the Agent of a determination under Section 4.4.2, the Borrowers shall, subject to the Borrowers' indemnification Obligations under
Section 5.6.2 [Indemnity], as to any Loan of the Bank to which a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 5.4 [Voluntary Prepayments and Voluntary Commitment Reductions]. Absent due notice from the Borrowers of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

       4.5 SELECTION OF INTEREST RATE OPTIONS.

                  If the Borrowers fail to select a new Interest Period to apply to any Borrowing Tranche of Loans under the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrowers shall be deemed to have converted such Borrowing Tranche to the Revolving Credit Base Rate Option or Term Loan Base Rate Option, as applicable, commencing upon the last day of the existing Interest Period.

       4.6 ADDITIONAL PAYMENTS.

                  If the sum of the aggregate outstanding amount of the Term Loans and the aggregate Revolving Credit Commitments exceeds $125,000,000 on December 31, 2001, then on such date the Borrowers shall pay to the Agent for the benefit of the Banks a fee equal to 25 basis points multiplied by the sum of the actual aggregate outstanding amount of the Term Loans and the aggregate Revolving Credit Commitments on such date. If the sum of the aggregate outstanding amount of the Term Loans and the aggregate Revolving Credit Commitments exceeds $100,000,000 on June 30, 2002, then on such date the Borrowers shall pay to the Agent for the benefit of the Banks a fee equal to 25 basis points multiplied by the sum of the actual aggregate outstanding amount of the Term Loans and the aggregate Revolving Credit Commitments on such date.

                                  5. PAYMENTS

       5.1 PAYMENTS.

                  All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Facility Fees, Letter of Credit Fees, Agent's Fee or other fees or amounts due from the Borrowers hereunder shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrowers, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the ratable accounts of the Banks with respect to the Loans in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, PROVIDED that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

       5.2 PRO RATA TREATMENT OF BANKS.

                  Each borrowing of Revolving Credit Loans shall be allocated to each Bank according to its Revolving Credit Ratable Share, the Term Loans shall be allocated to each Bank according to its Term Loan Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrowers with respect to principal, interest, Commitment Fees, Facility Fees, Letter of Credit Fees, or other fees (except for the Agent's Fee) or amounts due from the Borrowers hereunder to the Banks with respect to the Loans, shall (except as provided in Section 4.4.3 [Agent's and Bank's Rights] in the case of an event specified in Section 4.4 [Euro-Rate Unascertainable; Etc.], 5.4.2 [Replacement of a Bank] or 5.6 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Revolving Credit Ratable Share or Term Loan Ratable Share, as the case may be, of each Bank.

       5.3 INTEREST PAYMENT DATES.

                  Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of April, July, October, and January after the date hereof and on the Expiration Date or upon acceleration of the Notes. Interest on Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 5.5 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

       5.4 VOLUNTARY PREPAYMENTS AND VOLUNTARY COMMITMENT REDUCTIONS.

              5.4.1. RIGHT TO PREPAY; RIGHT TO REDUCE COMMITMENTS.

                            The Borrowers shall have the right at their option
from time to time to prepay the Loans in whole or part or permanently and irrevocably reduce the Revolving Credit Commitments in whole or in part, in either case, without premium or penalty (except as provided in Section 5.4.2 below or in Section 5.6 [Additional Compensation in Certain Circumstances]):

                            (i) at any time with respect to any Loan to which
the Base Rate Option applies,

                            (ii) on the last day of the applicable Interest
Period with respect to Loans to which a Euro-Rate Option applies, and

                            (iii) on the date specified in a notice by any Bank
pursuant to Section 4.4 [Euro-Rate Unascertainable, Etc.] with respect to any Loan to which a Euro-Rate Option applies.

                            Whenever the Borrowers desire to prepay any part of
the Loans or permanently and irrevocably reduce in whole or in part of the Revolving Credit Commitments, they shall provide a notice to the Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of Loans or reduction of Revolving Credit Commitments setting forth the following information:

                           (w) the date, which shall be a Business Day, on
                  which the proposed prepayment or reduction of the Revolving Credit Commitment is to be made;

                           (x) in the case of a prepayment, a statement
                  indicating the application of the prepayment between the Revolving Credit Loans and Term Loans;

                           (y) in the case of a prepayment, a statement
                  indicating the total principal amount of such prepayment, which in the case of a prepayment of the Term Loans, shall not be less than $500,000; and

                           (z) in the case of a permanent and irrevocable
                  reduction of the Revolving Credit Commitments, a statement indicating the total amount of such Revolving Credit Commitment reduction which shall not be less than $1,000,000 (or, if less, the principal amount of the Revolving Loans then outstanding).

                            All prepayment notices and all Revolving Credit
Commitment reduction notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. All Term Loan prepayments permitted pursuant to this Section 5.4.1 shall be applied to the unpaid installments of principal of the Term Loans in the inverse order of scheduled maturities. Except as provided in Section 4.4.3 [Agent's and Bank's Rights], if the Borrowers prepay a Loan but fail to specify the applicable Borrowing Tranche which the Borrowers are prepaying, the prepayment shall be applied (i) first to the Term Loans and then to Revolving Credit Loans; and (ii) after giving effect to the allocations in clause (i) above and in the preceding sentence, first to Loans to which the Base Rate Option applies, then to Loans to which the Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrowers' Obligation to indemnify the Banks under Section 5.6.2 [Indemnity]. It is expressly agreed that the Revolving Credit Commitments at no time may be reduced below the Revolving Facility Usage. Each reduction of Revolving Credit Commitments shall ratably reduce the Revolving Credit Commitments of the Banks.

              5.4.2. REPLACEMENT OF A BANK.

                            In the event any Bank (i) gives notice under Section
4.4 [Euro-Rate Unascertainable, Etc.] or Section 5.6.1 [Increased Costs, Etc.],
(ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrowers shall have the right at their option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole, together with all interest accrued thereon, and terminate such Bank's Commitment within ninety (90) days after (x) receipt of such Bank's notice under Section 4.4 [Euro-Rate Unascertainable, Etc.] or 5.6.1 [Increased Costs, Etc.], (y) the date such Bank has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; PROVIDED that the Borrowers shall also pay to such Bank at the time of such prepayment any amounts required under Section 5.6 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; PROVIDED, however, that the Commitment and any Term Loan of such Bank shall be provided by one or more of the remaining Banks or a replacement bank acceptable to the Agent; PROVIDED, further, the remaining Banks shall have no obligation hereunder to increase their Commitments. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 10.14 [Successor Agent] and PROVIDED that all Letters of Credit have expired or been terminated or replaced.

              5.4.3. CHANGE OF LENDING OFFICE.

                            Each Bank agrees that upon the occurrence of any
event giving rise to increased costs or other special payments under Section
4.4.2 [Illegality, Etc.] or 5.6.1 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrowers, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, PROVIDED that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 5.4.3 shall affect or postpone any of the Obligations of the Borrowers or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement.

       5.5 MANDATORY PREPAYMENTS.

              5.5.1. EXCESS CASH FLOW.

                            Commencing with the fiscal quarter ended June 30,
2001, within forty-five (45) days following the last day of each fiscal quarter of the Borrowers during the term hereof (each, a "Mandatory Prepayment Date"), the Borrowers shall make a mandatory prepayment of principal on the Term Loans equal to 75% of Excess Cash Flow for such fiscal quarter (subject to a credit for voluntary prepayments of the principal amount of the Term Loans made pursuant to Section 5.4 [Voluntary Prepayments and Voluntary Commitment Reductions] during such fiscal quarter), together with accrued interest on such principal amount (each, a "Mandatory Prepayment of Excess Cash Flow"). Each Mandatory Prepayment of Excess Cash Flow shall be applied to payment of the principal amount of the Term Loans by application to the unpaid installments of principal in the inverse order of scheduled maturities. To the extent that a Mandatory Prepayment of Excess Cash Flow exceeds the outstanding principal amount of the Term Loans, such prepayment shall be limited to the amount necessary to prepay the Term Loans.

              5.5.2. SALE OF ASSETS; PROCEEDS FROM SALE-LEASEBACK TRANSACTIONS.

                            (a) Within five (5) days of any sale of assets
authorized by Section 8.2.7 (i), (iii) or (v) [Disposition of Assets or Subsidiaries], the Borrowers shall make a mandatory prepayment of principal on the Term Loans equal to the Net Cash Proceeds of such sale, together with accrued interest on such principal amount. All prepayments pursuant to this
Section 5.5.2(a) shall be applied to payment of the principal amount of the Term Loans by application to the unpaid installments of principal in the inverse order of scheduled maturities. To the extent that a prepayment required pursuant to this Section 5.5.2(a) exceeds the outstanding principal amount of the Term Loans, such prepayment shall be limited to the amount necessary to prepay the Term Loans.

                            (b) Within five (5) days of the consummation of each
Sale-Leaseback Transaction permitted by Section 8.2.7(iv), the Borrowers shall make a mandatory prepayment of principal on the Term Loans equal to ninety percent (90%) of the Net Cash Proceeds of such sale, together with accrued interest on such principal amount. All prepayments pursuant to this Section 5.5.2(b) shall be applied to the payment of the principal amount of the Term Loans by application to the unpaid installments of principal in the inverse order of scheduled maturities. To the extent that a prepayment required pursuant to this Section 5.5.2(b) exceed the outstanding principal amount of the Term Loans, such prepayment shall be limited to the amount necessary to prepay the Term Loans.

              5.5.3. EQUITY AND DEBT PROCEEDS.

                            Within five (5) days of any issuance by any Borrower
or any Subsidiary of any debt securities for cash or equity securities (including any hybrid equity securities, but excluding the issuance of Permitted Equity and excluding equity securities issued in connection with the exercise by holders of the Convertible Subordinated Notes or by holders of the Convertible Subordinated Notes (Normal Life) of any option to convert such notes into common stock of Res-Care pursuant to the Indenture or the Indenture (Normal Life), respectively), the Borrowers shall make a mandatory prepayment of principal on the Loans equal to seventy-five percent 75% of the Net Cash Proceeds of such equity sale and 100% of the Net Cash Proceeds of such debt offering, together with accrued interest on such principal amount. All prepayments pursuant to this
Section 5.5.3 shall be applied first to payment of the principal amount of the Term Loans by application to the unpaid installments of principal in the inverse order of scheduled maturities and second, to payment of the Revolving Credit Loans, with the Revolving Credit

Commitments to be permanently and irrevocably reduced simultaneously by the amount of such prepayment.

              5.5.4. BORROWING BASE EXCEEDED.

                            If at any time the Revolving Facility Usage exceeds
the Borrowing Base, the Borrowers shall immediately make a mandatory prepayment of principal on the Revolving Credit Loans equal to or greater than the amount by which the Revolving Facility Usage exceeds the Borrowing Base, together with accrued interest on such principal amount.

              5.5.5. APPLICATION AMONG INTEREST RATE OPTIONS.

                            All prepayments required pursuant to this Section
5.5 shall first be applied among the Interest Rate Options to the principal amount of the Loans subject to the Base Rate Option, then to Loans subject to a Euro-Rate Option. In accordance with Section 5.6.2 [Indemnity], the Borrowers shall indemnify the Banks for any loss or expense, including loss of margin, incurred with respect to any such prepayments applied against Loans subject to a Euro-Rate Option on any day other than the last day of the applicable Interest Period.

       5.6 ADDITIONAL COMPENSATION IN CERTAIN CIRCUMSTANCES.

              5.6.1. INCREASED COSTS OR REDUCED RETURN RESULTING FROM TAXES,
                     RESERVES, CAPITAL ADEQUACY REQUIREMENTS, EXPENSES, ETC.

                            If, after the Closing Date the adoption of any Law,
guideline or interpretation or any change, after the Closing Date, in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                            (i) subjects any Bank to any tax or changes the
basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrowers of principal, interest, Commitment Fees, or other amounts due from the Borrowers hereunder or under the Notes (except for taxes on the overall net income of such Bank),

                            (ii) imposes, modifies or deems applicable any
reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                            (iii) imposes, modifies or deems applicable any
capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrowers and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Bank ten (10) Business Days after such notice is given.

              5.6.2. INDEMNITY.

                            In addition to the compensation required by Section
5.6.1 [Increased Costs, Etc.], the Borrowers shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a Euro-Rate Option) which such Bank sustains or incurs as a consequence of any

                            (i) payment, prepayment, conversion or renewal of
any Loan to which a Euro-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                            (ii) attempt by the Borrowers to revoke (expressly,
by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests; Limitations on Revolving Credit Loans; Borrowing Base] or Section 4.2 [Interest Periods] or notice relating to prepayments or voluntary Revolving Credit Commitment reductions under Section 5.4 [Voluntary Prepayments and Voluntary Commitment Reductions], or

                            (iii) default by the Borrowers or any of their
Subsidiaries in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrowers to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

                  If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrowers of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrowers to such Bank ten (10) Business Days after such notice is given.

                       6. REPRESENTATIONS AND WARRANTIES

       6.1 REPRESENTATIONS AND WARRANTIES.

                  The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

              6.1.1. ORGANIZATION AND QUALIFICATION.

                            Each Loan Party and each Subsidiary of each Loan
Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in each jurisdiction listed on SCHEDULE 6.1.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where failure to be so licensed or qualified and in good standing would not result in a Material Adverse Change.

              6.1.2. CAPITALIZATION AND OWNERSHIP.

                            The authorized capital stock of Res-Care as of the
Closing Date consist of 41,000,000, of which 24,319,952 shares (referred to herein as the "Shares") are issued and outstanding. All of the Shares have been validly issued and are fully paid and nonassessable. There are no options, warrants or other rights outstanding to purchase any such shares except as indicated on SCHEDULE 6.1.2.

              6.1.3. SUBSIDIARIES.

                            SCHEDULE 6.1.3 states the name of each Subsidiary of
Res-Care, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, its outstanding partnership interests (the "Partnership Interests") if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the "LLC Interests") if it is a limited liability company. Each Borrower and each Subsidiary of the Borrowers has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien, other than Liens in favor of the Agent and the Banks. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on SCHEDULE 6.1.3.

              6.1.4. POWER AND AUTHORITY.

                            Each Loan Party has full power to enter into,
execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the

Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

              6.1.5. VALIDITY AND BINDING EFFECT.

                            This Agreement has been duly and validly executed
and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

              6.1.6. NO CONFLICT.

                            Neither the execution and delivery of this Agreement
or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

              6.1.7. LITIGATION.

                            There are no actions, suits, proceedings or
investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate could reasonably be expected to result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

              6.1.8. TITLE TO PROPERTIES.

                            The real property owned or leased by each Loan Party
and each Subsidiary of each Loan Party is described on SCHEDULE 6.1.8. Each Loan Party and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases. All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby or within the applicable time period permitted by Section 8.1.13 of this Agreement.

              6.1.9. FINANCIAL STATEMENTS.

                            (i) HISTORICAL STATEMENTS. The Borrowers have
delivered to the Agent copies of their audited consolidated year-end financial statements for and as of the end of the fiscal year ended December 31, 1999 (the "Annual Statement"). In addition, the Borrowers have delivered to the Agent copies of their unaudited consolidated interim financial statements for the fiscal year to date and as of the end of the fiscal quarter ended September 30, 2000 (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrowers' management, are correct and complete and fairly represent the consolidated financial condition of the Borrowers and their Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the Interim Statements) to normal year-end audit adjustments.

                            (ii) INITIAL CASH FLOW FORECAST. The Borrowers have
delivered to the Agent and the Banks a cash flow forecast, detailing for each week in the thirteen week period beginning on January 29, 2001, the projected cash flow of the Borrowers and their Subsidiaries (the "Initial Cash Flow Forecast"), which shall be based upon various assumptions of Borrowers' management, and represents reasonable possible results in light of the condition of the business of Borrowers and their Subsidiaries as of the date thereof and as foreseeable as of such date including the intentions of Borrowers' management, and such forecast shall accurately reflect the liabilities of the Borrowers and their Subsidiaries during the period thereof.

                            (iii) BUSINESS PLAN. The Borrowers have delivered to
the Agent and the Banks the business plan of the Borrowers and their Subsidiaries for the period from January 1, 2001 through June 30, 2003 derived from various assumptions of the Borrowers' management (the "Business Plan"). The Business Plan represents a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the Borrowers' management. The Business Plan accurately reflects the liabilities of the Borrowers and their Subsidiaries upon consummation of the transactions contemplated hereby as of the Closing Date.

                            (iv) ACCURACY OF FINANCIAL STATEMENTS. Neither the
Borrowers nor any Subsidiary of the Borrowers have any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, other than liabilities pursuant to guaranties permitted by Section 8.2.3(ii), and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrowers or any Subsidiary of the Borrowers which may cause a Material Adverse Change. Since December 31, 1999, no Material Adverse Change has occurred.

              6.1.10. USE OF PROCEEDS; MARGIN STOCK.

              6.1.10.1. GENERAL.

                            The Loan Parties intend to use the proceeds of the
Loans in accordance with Sections 2.8, 3.5 and 8.1.10.

              6.1.10.2. MARGIN STOCK.

                            None of the Loan Parties or any Subsidiaries of any
Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

              6.1.11. FULL DISCLOSURE.

                            Neither this Agreement nor any other Loan Document,
nor any certificate, statement, agreement or other documents furnished to the Agent or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. There is no fact (other than with respect to Res-Case, matters that have been filed in a Form 10-Q, 10-K or 8-K of Res-Care filed with the Securities and Exchange Commission prior to the Closing Date) known to any Loan Party which materially adversely affects the business, property, assets, financial condition, results of operations or prospects of Loan Parties and Subsidiaries of the Loan Parties which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

              6.1.12. TAXES.

                            All federal, state, local and other tax returns
required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. Except as set forth on
SCHEDULE 6.1.12, there are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

              6.1.13. CONSENTS AND APPROVALS.

                            Except for the filing of financing statements and
the Mortgages in the state and county filing offices, no consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on SCHEDULE 6.1.13, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on SCHEDULE 6.1.13, or as otherwise contemplated by Section 8.1.13.

              6.1.14. NO EVENT OF DEFAULT; COMPLIANCE WITH INSTRUMENTS.

                            No event has occurred and is continuing and no
condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

              6.1.15. PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.

                            Each Loan Party and each Subsidiary of each Loan
Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others. All material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises and permits of each Loan Party and each Subsidiary of each Loan Party are listed and described on SCHEDULE 6.1.15.

              6.1.16. SECURITY INTERESTS.

                            The Liens and security interests granted to the
Agent for the benefit of the Banks pursuant to the Pledge Agreements, the Bank Accounts Security Agreements and the Security Agreements in the Collateral (other than the Real Property) constitute and will continue to constitute Prior Security Interests (subject only, in the case of the UCC Collateral, to Permitted Liens) under the Uniform Commercial Code or other applicable Law, entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon the filing of financing statements relating to said security interests in each office and in each jurisdiction where required in order to perfect the security interests described above and taking possession of any stock certificates or other certificates evidencing the Pledged Collateral, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Pledge Agreements, the Bank Accounts Security Agreements and the Security Agreements, such filings and such taking of possession, no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrowers.

              6.1.17. MORTGAGE LIENS.

                            The Liens granted to the Agent for the benefit of
the Banks pursuant to the Mortgages constitute a valid first priority Lien (subject to Permitted Liens) under applicable Law. All such action as will be necessary or advisable to establish such Lien of the Agent and its priority as described in the preceding sentence will be taken at or prior to the time required for such purpose, and there will be as of such date(s) no necessity for any further action in order to protect, preserve and continue such Lien and such priority.

              6.1.18. STATUS OF THE PLEDGED COLLATERAL.

                            All the shares of capital stock, Partnership
Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreements are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreements and except as the right of the Banks to dispose of the Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral except for the partnership agreements and limited liability company agreements described on
SCHEDULE 6.1.18. The Loan Parties have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Agent.

              6.1.19. INSURANCE.

                            SCHEDULE 6.1.19 lists all insurance policies and
other bonds to which any Loan Party or Subsidiary of any Loan Party is a party, all of which are valid and in full force and effect. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

              6.1.20. COMPLIANCE WITH LAWS.

                            The Loan Parties and their Subsidiaries are in
compliance with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.1.25 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

              6.1.21. MATERIAL CONTRACTS; BURDENSOME RESTRICTIONS, LICENSES, PERMITS AND APPROVALS.

                            None of the Loan Parties or their Subsidiaries are
bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could result in a Material Adverse Change.

                            All material contracts and all provider agreements
to which any Borrower or any Subsidiary of any Borrower is a party or by which it is bound constitutes a valid, binding and enforceable obligation of such Persons and, to the best knowledge of the Borrowers and their Subsidiaries, each of the other parties thereto in accordance with their respective terms and there is no default thereunder, to the knowledge of the Borrowers and of their Subsidiaries, with respect to parties other than the Borrowers or any of their Subsidiaries, other than any default that could not reasonably be expected to result in a Material Adverse Change.

                            Each Borrower and each of their Subsidiaries has all
material accreditations, authorizations, approvals, certificates of need, consents, licenses, permits and qualifications (collectively, "Approvals") required (i) for them to construct, acquire, own, manage, lease and/or operate the Facilities and provide services, (ii) for them to receive payment and reimbursement from any patient or third party payor, to the extent in the case of (i) and (ii) such Approvals are presently required. Each Borrower and each of their Subsidiaries has all other material Approvals required for the lawful operation of their businesses, including, without limitation, all licenses, permits, consents and approvals required under applicable Law relating to occupancy, zoning, access to public streets, sewage, stormwater drainage, building, health, employee safety, public safety, environmental and energy matters. All material Approvals of each Borrower and each of their Subsidiaries are in full force and effect and have not been amended or otherwise modified (except for modifications which would not result in a Material Adverse Change), rescinded, revoked or assigned, and no notice has been received of any violation of applicable Laws or any refusal to renew any Approval which could reasonably be expected to cause any of such Approvals to be modified, rescinded or revoked (except for modifications, rescissions or revocations which would not be reasonably expected to result in a Material Adverse Change ). The continuation, validity and effectiveness of all such Approvals will not be adversely affected by the transactions contemplated by this Agreement. None of the Borrowers nor any of their Subsidiaries knows of any reason why any of them will not maintain all material Approvals necessary or appropriate to construct, own, lease, manage and operate all of their Facilities and to otherwise conduct their businesses as now conducted and presently proposed to be conducted. There are no deficiencies to the conditions for participation by any Borrower or any Subsidiary in any programs subject to Medicare Law, Medicaid Law or other reimbursement programs which would preclude such participation during the term of this Agreement, except where failure so to participate would not constitute a Material Adverse Change.

              6.1.22. INVESTMENT COMPANIES; REGULATED ENTITIES.

                            None of the Loan Parties or any Subsidiaries of any
Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

              6.1.23. PLANS AND BENEFIT ARRANGEMENTS.

                            Except as set forth on SCHEDULE 6.1.23:

                            (i) The Borrowers, their Subsidiaries and each other
member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements and Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan which could result in any material liability of the Borrowers, their Subsidiaries or any other member of the ERISA Group.

                            (ii) Neither the Borrowers, their Subsidiaries nor
any current or former member of the ERISA Group as constituted at any time has ever contributed to, sponsored or participated in any Multiemployer Plan or Multiple Employer Plan.

                            (iii) Neither the Borrowers, their Subsidiaries, nor
any other member of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan.

                            (iv) No event requiring notice to the PBGC under
Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

                            (v) The aggregate actuarial present value of all
benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for such Plan, does not exceed the aggregate fair market value of the assets of such Plan.

                            (vi) To the extent that any Benefit Arrangement is
insured, the Borrowers, their Subsidiaries and all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrowers and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

                            (vii) All Plans and Benefit Arrangements have been
administered in accordance with their terms and applicable Law.

              6.1.24. EMPLOYMENT MATTERS.

                            Each of the Loan Parties and each of their
Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply would constitute a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case would constitute a Material Adverse Change. The Borrowers have delivered to the Agent true and correct copies of each of the Labor Contracts.

              6.1.25. ENVIRONMENTAL MATTERS.

                            Except for matters which could not reasonably be
expected to constitute a Material Adverse Change:

                            (i) None of the Loan Parties has received any
Environmental Complaint, whether directed or issued to any Loan Party or any of their Subsidiaries or relating or pertaining to any prior owner, operator or occupant of the Property or any portion thereof, and has no reason to believe that it might receive an Environmental Complaint.

                            (ii) No activity of any Loan Party at the Property
or any portion thereof is being or has been conducted in violation of any Environmental Law or Required Environmental Permit and to the knowledge of any Loan Party no activity of any prior owner, operator or occupant of the Property or any portion thereof was conducted in violation of any Environmental Law.

                            (iii) There are no Regulated Substances present on,
in, under, or emanating from, or to any Loan Party's knowledge emanating to, the Property or any portion thereof which result in Contamination.

                            (iv) Each Loan Party has all Required Environmental
Permits and all such Required Environmental Permits are in full force and effect.

                            (v) Each Loan Party has submitted to an Official
Body and/or maintains, as appropriate, all Required Environmental Notices.

                            (vi) No structures, improvements, equipment,
fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks located on any of the Property contain or use, except in compliance with Environmental Laws and Required Environmental Permits, Regulated Substances or otherwise are operated or maintained except in compliance with Environmental Laws and Required Environmental Permits. To the knowledge of each Loan Party, no structures, improvements, equipment, fixtures, impoundments, pits, lagoons or aboveground or underground storage tanks of prior owners, operators or occupants of any of the Property contained or used, except in compliance with Environmental Laws, Regulated Substances or otherwise were operated or maintained by any such prior owner, operator or occupant except in compliance with Environmental Laws.

                            (vii) To the knowledge of each Loan Party, no
facility or site to which any Loan Party or any Subsidiary of any Loan Party, either directly or indirectly by a third party, has sent Regulated Substances for storage, treatment, disposal or other management has been or is being operated in violation of Environmental Laws or pursuant to Environmental Laws is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of an investigation, cleanup, removal, remediation or other response action by an Official Body.

                            (viii) No portion of the Property is identified or
to the knowledge of any Loan Party proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of an investigation or remediation action by an Official Body, nor to the knowledge of any Loan Party is any property adjoining or in the proximity of the Property identified or proposed to be identified on any such list.

                            (ix) No portion of the Property constitutes an
Environmentally Sensitive Area.

                            (x) No lien or other encumbrance authorized by
Environmental Laws exists against the Property and none of the Loan Parties has any reason to believe that such a lien or encumbrance may be imposed.

              6.1.26. SENIOR DEBT STATUS.

                            The Obligations of each Loan Party under this
Agreement, the Notes, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least PARI PASSU in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens. The Obligations of the Loan Parties under this Agreement and the other Loan Documents do not conflict with or violate the terms of the Indenture or the Indenture (Normal Life), and any Loans made to the Borrower, any Letters of Credit hereafter issued on behalf of the Loan Parties and the guarantees of the Loans and all other Obligations under the Loan Documents of the Loan Parties all constitute "Designated Senior Indebtedness" and "Senior Indebtedness" as such terms are defined in the Indenture and the Indenture (Normal Life).

              6.1.27. CASH MANAGEMENT SYSTEM AND BANK ACCOUNT LIST.

                            SCHEDULE 6.1.27(A) sets forth a true and complete
list of all bank accounts, deposit accounts, checking accounts, savings accounts, investment accounts, concentration accounts, operating accounts and similar accounts or arrangements (whether electronic or otherwise) of each Borrower and each of its Subsidiaries (the "Bank Account List"). SCHEDULE 6.1.27(B) sets forth a true and complete description of the procedures, accounting controls and practices of the Borrowers and their Subsidiaries with respect to: (a) all of their respective bank accounts, deposit accounts, checking accounts, savings accounts, investment accounts, concentration accounts, operating accounts and similar accounts or arrangements (whether electronic or otherwise); (b) processing of accounts receivable, and processing of payments received for services rendered or goods provided, and (c) processing of accounts payable (the "Cash Management System").

       6.2 UPDATES TO SCHEDULES.

                  Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrowers shall promptly provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; PROVIDED, however, that (i) in the case of any update to any Schedule as a result of transactions permitted by the terms of this Agreement, the applicable Schedule shall be deemed to be updated upon approval of the Agent, and (ii) in the case of any other update, correction, modification, supplement or amendment to any Schedule, such Schedule shall not be deemed to have been updated, corrected, modified, supplemented or amended unless and until the Required Banks, in their sole discretion, shall have accepted in writing such revisions or updates to such Schedule. Notwithstanding clauses (i) and (ii) of the previous sentence, it is expressly agreed that no breach of warranty or breach of representation resulting from the inaccuracy or incompleteness of any Schedule shall be deemed to have been cured by any amendment, modification, supplement, correction, or update of any Schedule or superceding Schedule unless and until the Required Banks, in their sole discretion, shall have accepted in writing such revisions or updates to such Schedule.

           7. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

         The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

       7.1 FIRST LOANS AND LETTERS OF CREDIT.

                  On the Closing Date:

              7.1.1. OFFICER'S CERTIFICATE.

                            The representations and warranties of each of the
Loan Parties contained in Section 6 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each of the Loan Parties, to each such effect.

              7.1.2. SECRETARY'S CERTIFICATE.

                            There shall be delivered to the Agent for the
benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties and each of their Subsidiaries, certifying as appropriate as to:

                            (i) all action taken by each Loan Party and each
Subsidiary in connection with this Agreement and the other Loan Documents; and

                            (ii) the names of the officer or officers authorized
to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party and their

Subsidiaries for purposes of this Agreement and the other Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely.

              7.1.3. DELIVERY OF CERTAIN LOAN DOCUMENTS.

                            The Guaranty Agreement, the Indemnity, Notes and
Intercompany Subordination Agreement shall have been duly executed and delivered to the Agent for the benefit of the Banks.

              7.1.4. OPINION OF COUNSEL.

                            There shall be delivered to the Agent for the
benefit of each Bank a written opinion of, counsel for the Loan Parties and their Subsidiaries (who may rely on the opinions of such other counsel as may be acceptable to the Agent), dated the Closing Date and in form and substance and from such counsel, all as satisfactory to the Agent and its counsel:

                            (i) as to the matters set forth in EXHIBIT 7.1.4;
and

                            (ii) as to such other matters incident to the
transactions contemplated herein as the Agent may reasonably request.

              7.1.5. LEGAL DETAILS.

                            All legal details and proceedings in connection with
the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

              7.1.6. PAYMENT OF FEES.

                            The Borrowers shall have paid or caused to be paid
to the Agent for itself and for the account of the Banks to the extent not previously paid the Facility Fees, all other commitment and other fees accrued through the Closing Date and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed.

              7.1.7. CLOSING DATE COMPLIANCE CERTIFICATE.

                            There shall have been delivered to the Agent for the
benefit of each Bank a Compliance Certificate dated as of the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of Res-Care certifying that after giving effect to the Loans to be made and the Letters of Credit to be issued on the Closing Date: (1) the Loan Parties are in compliance with the Borrowing Base (including a detailed calculation of pro-forma compliance with the Leverage Ratio, with Consolidated Cash Flow from Operations determined for the twelve months ended December 31, 2000 and Total Funded Debt determined as of the Closing Date), and (2) based upon the balance sheet and income statement of the Borrowers as of December 31, 2000, setting forth compliance on a pro-forma basis with the financial covenants set forth in Sections 8.2.15, 8.2.16 and 8.2.17, and there shall be attached thereto a detailed summary of accounts receivable net of allowances for doubtful accounts of the Borrowers and their Subsidiaries as of January 31,2001, all in form and substance satisfactory to the Agent and the Banks.

              7.1.8. INITIAL CASH FLOW FORECAST; BUSINESS PLAN.

                            The Initial Cash Flow Forecast and the Business Plan
shall have been delivered to the Agent and each Bank, all in form and substance satisfactory to the Agent and the Required Banks.

              7.1.9. CONSENTS.

                            All material consents required to effectuate the
transactions contemplated hereby as set forth on SCHEDULE 6.1.13 shall have been obtained.

              7.1.10. OFFICER'S CERTIFICATE REGARDING MACS.

                            Since December 31, 1999, no Material Adverse Change
shall have occurred; prior to the Closing Date, there shall have been no material change in the management of any Loan Party or Subsidiary of any Loan Party; and there shall have been delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each Loan Party to each such effect.

              7.1.11. NO VIOLATION OF LAWS.

                            The making of the Loans and the issuance of the
Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

              7.1.12. NO ACTIONS OR PROCEEDINGS.

                            No action, proceeding, investigation, regulation or
legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents.

              7.1.13. INSURANCE POLICIES; CERTIFICATES OF INSURANCE;
ENDORSEMENTS.

                            The Loan Parties shall have delivered evidence
acceptable to the Agent that adequate insurance in compliance with Section 8.1.3 [Maintenance of Insurance] is in full force and effect and that all premiums then due thereon have been paid, together with a certified copy of each Loan Party's casualty insurance policy or policies evidencing coverage satisfactory to the Agent, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Agent and its counsel naming the Agent as additional insured, mortgagee and lender loss payee.

              7.1.14. PAYDOWN OF REVOLVING CREDIT LOANS.

                            On the Closing Date, the Borrowers shall have
utilized available cash to repay outstanding Revolving Credit Loans.

       7.2 EACH ADDITIONAL LOAN OR LETTER OF CREDIT.

                  At the time of making any Loans or issuing, extending or renewing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in
Section 6 and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such additional Loan or Letter of Credit (or extension or renewal thereof) with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks; and the Borrowers shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

                                  8. COVENANTS

              8.1 AFFIRMATIVE COVENANTS.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

              8.1.1. PRESERVATION OF EXISTENCE, ETC.

                            Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.], and except where the failure to be so qualified and in good standing would not result in a Material Adverse Change.

              8.1.2. PAYMENT OF LIABILITIES, INCLUDING TAXES, ETC.

                            Each Loan Party shall, and shall cause each of its
Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party or which would affect the Collateral, PROVIDED that the Loan Parties and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

              8.1.3. MAINTENANCE OF INSURANCE.

                            Each Loan Party shall, and shall cause each of its
Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers' compensation (to the extent prudent or required by applicable Law), public liability and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary, all as reasonably determined by the Agent. Without limiting the generality of the foregoing, with respect to any Property that is located in an area which has been identified by any Official Body as a flood hazard area or the like, then the Loan Parties shall maintain a flood insurance policy covering such Property in an amount not less than the full replacement value of such Property or the maximum limit of coverage available under any U.S. flood insurance coverage program. At the request of the Agent, the Loan Parties shall deliver to the Agent and each of the Banks (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties' independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all insurance then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance acceptable to the Agent, which shall, except to the extent waived by the Agent, (i) specify the Agent as an additional insured, mortgagee and lender loss payee as its interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties and not that of the insured, (ii) provide that the interest of the Banks shall be insured regardless of any breach or violation by the applicable Loan Parties of any warranties, declarations or conditions contained in such policies or any action or inaction of the applicable Loan Parties or others insured under such policies, (iii) provide a waiver of any right of the insurers to set off or counterclaim or any other deduction, whether by attachment or otherwise, (iv) provide that any and all rights of subrogation which the insurers may have or acquire shall be, at all times and in all respects, junior and subordinate to the prior payment in full of the Indebtedness hereunder and that no insurer shall exercise or assert any right of subrogation until such time as the Indebtedness hereunder has been paid in full and the Commitments have terminated, (v) provide, that so long as no Event of Default exists, all insurance proceeds shall be adjusted with and payable to the applicable Loan Parties to be used for restoration or repair of property or assets of the Loan Parties or other applicable use for such proceeds in the business of the Loan Parties, and that if an Event of Default exists, all insurance proceeds shall be adjusted with and payable to the Agent to be applied as hereinafter provided in this Section 8.1.3, (vi) include effective waivers by the insurer of all claims for insurance premiums against the Agent, (vii) provide that no cancellation of such policies for any reason (including non-payment of premium) nor any change therein shall be effective until at least thirty (30) days after receipt by the Agent of written notice of such cancellation or change, (viii) be primary without right of contribution of any other insurance carried by or on behalf of any additional insureds with respect to their respective interests in the Collateral, and (ix) provide that inasmuch as the policy covers more than one insured, all terms, conditions, insuring agreements and endorsements (except limits of liability) shall operate as if there were a separate policy covering each insured. The applicable Loan Parties shall notify the Agent promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. The Borrowers shall notify the Agent of receipt or pending receipt of insurance proceeds in excess of $500,000 in the aggregate in any fiscal year. The Borrowers covenant and agree that all insurance proceeds permitted to be paid to the Borrowers pursuant to this Section 8.1.3 shall be applied by the Borrowers, subject to applicable law, to the repair, restoration and/or replacement of property in respect of which such proceeds were received. If an Event of Default exists, insurance proceeds shall be paid to the Agent, and subject to requirements of applicable law, such proceeds shall be applied as determined at the discretion of the Agent and the Required Banks for either, (i) application to the payment of the Loans in such manner as the Agent and the Required Banks determine, or (ii) disbursement to the applicable Loan Parties on such terms as are deemed appropriate by the Agent and the Required Banks for the repair, restoration and/or replacement of property in respect of which such proceeds were received (it being expressly agreed that neither the Agent nor any Bank shall be deemed to have elected either option (i) or (ii) of this sentence until such option is specifically elected in writing, and until so elected, neither Agent nor any Bank shall in any circumstances be deemed to have waived their right to make such election). If an Event of Default exists, in the event of loss Agent shall have the exclusive right to adjust, collect and compromise all insurance claims, and Loan Parties shall not adjust, collect or compromise any claims under said policies without the prior written consent of Agent. If an Event of Default exists, each insurer is hereby authorized and directed to make payment under said policies, including return of unearned premiums, directly to Agent instead of to the applicable Loan Party and Agent and each Loan Party hereby appoints Agent as such Loan Party's attorney-in-fact to endorse any draft therefor.

              8.1.4. MAINTENANCE OF PROPERTIES AND LEASES.

                            Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

              8.1.5. MAINTENANCE OF PATENTS, TRADEMARKS, ETC.

                            Each Loan Party shall, and shall cause each of its
Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

              8.1.6. VISITATION RIGHTS.

                            Each Loan Party shall, and shall cause each of its
Subsidiaries to, permit any of the officers or authorized employees, representatives, consultants, advisors, accountants or agents (including, without limitation, Houlihan Lokey Howard & Zukin, L.L.C. and any other financial, accounting or valuation advisors or consultants) of the Agent or any of the Banks to visit, inspect and audit any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, financial advisors and auditors, all in such detail and at such times and as often as the Agent of any of the Banks may reasonably request, PROVIDED that the Agent or applicable Bank, as the case may be, shall prior to an Event of Default provide reasonable prior notice to the Borrowers and in the case of a visitation by a Bank notice to the Agent. If an Event of Default has occurred, neither the Agent nor any Bank shall be required to provide to any Borrower any prior notice of any visitation or inspection of the Borrowers' corporate headquarters or any regional administrative location of the Borrowers. In the event any Bank desires to conduct an audit of any Loan Party, such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

              8.1.7. KEEPING OF RECORDS AND BOOKS OF ACCOUNT.

                            The Borrowers shall, and shall cause each Subsidiary
of the Borrowers to, maintain and keep proper books of record and account which enable the Borrowers and their Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrowers or any Subsidiary of the Borrowers, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

              8.1.8. PLANS AND BENEFIT ARRANGEMENTS.

                            The Borrowers shall, and shall cause each other
member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrowers shall cause all of their Plans and all Plans maintained by any member of the ERISA Group to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans and Benefit Arrangements.

              8.1.9. COMPLIANCE WITH LAWS.

                            Each Loan Party shall, and shall cause each of its
Subsidiaries to, comply with all applicable Laws, (including, without limitation, all Environmental Laws and Laws which may be applicable to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair, or reconstruction of any of the Property), in all respects, PROVIDED that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change. Without limiting the generality of the foregoing, each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all Environmental Laws and to obtain, maintain in full force and effect and comply with all Required Environmental Permits applicable to the use, manner of use, ownership, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Property; PROVIDED that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to comply with any Environmental Law or to obtain, maintain in full force and effect and comply with Required Environmental Permits would not serve as the basis for an Environmental Complaint or result in the imposition or attachment of a lien or other encumbrance authorized under applicable Environmental Laws, cleanup, removal, remediation, abatement or other costs of response or similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

              8.1.10. USE OF PROCEEDS.

                            The Loan Parties will use the Letters of Credit and
the proceeds of the Loans only for (i) general corporate purposes or (ii) to continue Indebtedness outstanding under Original Loan Agreement The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purposes which contravenes any applicable Law or any provision hereof.

              8.1.11. FURTHER ASSURANCES.

                            Each Loan Party shall, from time to time, at its
expense, faithfully preserve and protect the Agent's Lien on and Prior Security Interest in the Collateral as a continuing first priority perfected Lien (subject only, in the case of the UCC Collateral, to Permitted Liens), and shall do such other acts and things as the Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

              8.1.12. SUBORDINATION OF INTERCOMPANY LOANS.

                            Each Loan Party shall and shall cause with respect
to its Subsidiaries any intercompany Indebtedness, loans or advances owed by any Loan Party or any of its Subsidiaries to any other Loan Party or any Subsidiary of any other Loan Party, to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

              8.1.13. EXECUTION AND DELIVERY OF LOAN DOCUMENTS RELATING TO CERTAIN COLLATERAL.

              8.1.13.1. On or before the Closing Date, each Borrower and each Subsidiary of the Borrowers shall have delivered all Mortgages with respect to each parcel of owned Property with a net book value equal to at least $100,000 owned by any Borrower or any Subsidiary of any Borrower (as such Properties are set forth on SCHEDULE 8.1.13.); provided, however, that in the event any such Person requires additional time to deliver the required Mortgage, the Agent, in its reasonable discretion, may grant a reasonable extension of time, not to exceed thirty (30) days, for the delivery thereof. Within forty-five (45) days of the Closing Date, each Borrower and each Subsidiary of the Borrowers shall have delivered all Mortgages with respect to each parcel of owned Property with a net book value equal to at least $75,000 (but less than $100,000) owned by any Borrower or any Subsidiary of any Borrower (as such Properties are set forth on SCHEDULE 8.1.13.); provided, however, that in the event any such Person requires additional time to deliver the required Mortgage, the Agent, in its reasonable discretion, may grant a reasonable extension, not to exceed thirty (30) days, of time for the delivery thereof.

              8.1.13.2. Within thirty (30) days of the Closing Date, each Borrower and each Subsidiary of any Borrower shall execute and deliver to the Agent for the benefit of the Agent and the Banks Security Agreements, Bank Accounts Security Agreements and Pledge Agreements and take such actions as are necessary to continue the perfection of (or, in the case of Pledged Collateral, Bank Account Collateral or UCC Collateral with respect to which a Prior Security Interest is being originally granted pursuant to Pledge Agreements, Bank Accounts Security Agreements or Security Agreements take such actions, including, without limitation, the filing of UCC-1 financing statements, and the delivery of all certificates evidencing the Pledged Collateral, together with stock powers or similar instruments of assignment, in blank, required to perfect) a Prior Security Interest in the Pledged Collateral, the Bank Account Collateral and the UCC Collateral for the benefit of the Agent and the Banks

                            8.1.13.3. Within ninety (90) days of the Closing
Date (such day being the "Leasehold Mortgage Target Date"), each Borrower and each Subsidiary of the Borrowers shall use diligent and commercially reasonable efforts to execute and deliver a Mortgage with respect to Res-Care's corporate headquarters in Louisville, Kentucky and Mortgages with respect to parcels of leased Property with an aggregate "Collateral Contribution Value" equal to at least 75% of the aggregate "Collateral Contribution Value" of all leased Property. "Collateral Contribution Value" shall mean, for each parcel of leased Property subject to a mortgage, the amount equal to the difference between: (a) the aggregate annual revenues attributable to the operation of such property, less (b) the sum of annual lease expense and annual operating expenses related solely to the operation of such property (but expressly excluding from such expenses any allocation of interest expense related to the Loans and any allocation of overhead with respect to the operations of the Loan Parties and their Subsidiaries). For each parcel of leased Property subject to a Mortgage, Res-Care shall use diligent and commercially reasonable efforts to deliver to the Agent a landlord waiver, in form and substance reasonably acceptable to the Agent. Upon the request of Res-Care, in the event additional time is needed to deliver any required Mortgage with respect to such leased Property, the Agent, in its reasonable discretion, may grant a reasonable extension of time, not to exceed thirty (30) days, for the delivery thereof;

                            8.1.13.4. Within seventy-five (75) days of the
Closing Date (or such later time, not to exceed thirty (30) days, as may be acceptable to the Agent), the Borrowers shall deliver to Agent such opinion(s) of counsel to Borrowers and their Subsidiaries pertaining to the Collateral as the Agent may reasonably request, in form, scope, and substance reasonably satisfactory to Agent.

                            8.1.13.5. Within seventy-five (75) days of the
Closing Date (or such later time, not to exceed thirty (30) days, as may be acceptable to the Agent), the Borrowers shall, at their sole cost and expense, deliver to Agent: (a) UCC, lien, tax lien, and judgment searches against each of the Borrowers and their Subsidiaries, satisfactory in scope and results to the Agent, confirming the first priority perfected security interests of the Agent and the Banks in the Collateral, subject only, as applicable, to Permitted Liens, (b) title and lien and judgment searches against the owned Real Property subject to the Mortgages, and (c) copies of all filing receipts and acknowledgements issued by any governmental authority to evidence any recordation or filing necessary to perfect the Lien of the Banks on the Collateral or other satisfactory evidence of such recordation and filing, together with evidence in a form acceptable to the Agent that such Lien constitutes a Prior Security Interest for the benefit of the Banks and, in the case of the Mortgages, a valid and perfected first priority Lien. All filing and recording fees shall be borne by the Borrowers.

              8.1.14. DELIVERY OF ORGANIZATION DOCUMENTS.

                            Within thirty (30) days of the Closing Date (or such
later time, not to exceed thirty (30) days, as may be acceptable to the Agent) the Borrowers shall, at their sole cost and expense, deliver to Agent with respect to each Loan Party and each Subsidiary of each Loan Party copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party and their Subsidiaries in each state where organized or qualified to do business and a bring-down certificate by facsimile dated the Closing Date or a date thereafter.

              8.1.15. CONSOLIDATED ELIGIBLE ACCOUNTS RECEIVABLE.

                            On or before the earlier of (a) thirty (30) days
following the implementation of the HCS accounts receivable reporting system or
(b) September 30, 2001, the Borrowers, the Agent and the Required Banks shall
(i) define the eligibility requirements to be applicable with respect to the accounts receivable of the Borrowers and their Subsidiaries, in accordance with the customary practices and criteria for accounts receivable borrowing bases of the Agent and such Banks (and from and after the effective date of such eligibility requirements, as of any date of determination, the accounts receivable net of allowance for doubtful accounts of the Borrowers and their Subsidiaries, determined as of such date on a consolidated basis in accordance with GAAP, which meet such eligibility requirements shall be the "Consolidated Eligible Accounts Receivable"), and (ii) determine the effective date of implementing such eligibility requirements (such effective date to be the "Eligibility Requirements Effective Date").

              8.1.16. MAINTENANCE OF CASH MANAGEMENT SYSTEM.

                            The Loan Parties shall and shall cause their
Subsidiaries to comply with the procedures, accounting controls and practices of the Cash Management System.

              8.1.17. MAINTENANCE OF LEASEHOLD MORTGAGE COLLATERAL POOL.

                            The Loan Parties shall and shall cause their
Subsidiaries to use diligent and commercially reasonable efforts to have, for periods on and after the Leasehold Mortgage Target Date, Mortgages on leased Property of the Loan Parties and their Subsidiaries having an aggregate Collateral Contribution Value equal to at least 75% of the aggregate Collateral Contribution Value of all leased Property of the Loan Parties and their Subsidiaries.

              8.1.18. COMPLETED SALE-LEASEBACKS.

                            For the purposes of this Section, "Designated
Property" shall mean any real property of any of the Borrowers that was subject to a sale-leaseback transaction at any time during the period commencing on December 26, 2000, and continuing through the date hereof; and, "Transaction Proceeds" shall mean the gross proceeds arising from a sale-leaseback transaction applicable to a Designated Property net of reasonable and customary closing costs, including attorneys fees, transfer taxes, and broker fees. Within fifteen (15) Business Days of the Closing Date, Borrowers shall cause to be delivered to the Agent, for the benefit of the Banks, a certificate given on behalf of Res-Care and the other Borrowers and signed by the Chief Executive Officer, President or Chief Financial Officer of Res-Care that:

                            (a) identifies each of the Designated Properties by
its address, its seller/resulting lessee, and its buyer/resulting lessor, and further identifies those Designated Properties located in California which were subject to a sale-leaseback having a TrammellCrow affiliate as the buyer/lessor (those California Designated Properties subject to a sale-leaseback transaction with Trammell-Crowe being referred to herein as the "California-TC Properties");

                            (b) sets forth the appraised value (according to an
appraisal dated not more than sixty (60) days before the date of the relevant sale-leaseback transaction) of each Designated Property (the "Appraised Value");

                            (c) certifies the Transaction Proceeds received for
each Designated Property as a result of the sale-leaseback transaction applicable to such property;

                            (d) sets forth the amount paid to Agent as a
"Paydown" (as defined in the First Amendment and Waiver) with respect to each Designated Property as a result of the sale-leaseback transaction applicable to such property;

                            (e) for all Designated Properties other than the
California-TC Properties, calculates the ratio, as a percentage, of (i) the aggregate amount of all of the actual sale proceeds received for all such Designated Properties as a result of the sale-leaseback transactions applicable to such properties, to (ii) the aggregate Appraised Values of such Designated Properties, and certifies that such ratio is equal to at least 90%;

                            (f) for the California-TC Properties, calculates the
ratio, as a percentage, of (i) the aggregate amount of all of the actual sale proceeds received for the California-TC Properties as a result of the sale-leaseback transactions applicable to such properties, to (ii) the Appraised Value of the California-TC Properties, and certifies that such ratio is equal to at least 83%; and

                            (g) certifies that the sum of all amounts determined
in Clause (c) above equals the sum of all amounts determined in Clause (d) above plus $20,000,000. Borrowers shall cause Res-Care to attach to the foregoing certificate a copy of each appraisal (dated not more than sixty (60) days before the date of the relevant sale-leaseback transaction) of each Designated Property together with the material closing documentation, including the closing statement, sale agreements, lease agreements, opinions of counsel (to the extent provided), and other material documents and agreements, relating to the sale-leaseback transaction for each Designated Property.

              8.2 NEGATIVE COVENANTS.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

              8.2.1. INDEBTEDNESS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                            (i) Indebtedness under the Loan Documents;

                            (ii) Existing Indebtedness as set forth on SCHEDULE
8.2.1 (including any extensions or renewals thereof, PROVIDED there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on SCHEDULE 8.2.1);

                            (iii) Capitalized leases in an aggregate amount, at
any time not to exceed $3,500,000 at any time outstanding;

                            (iv) Indebtedness secured by Purchase Money Security
Interests not exceeding $2,500,000 at any time outstanding;

                            (v) Indebtedness of a Loan Party to another Loan
Party which is subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans];

                            (vi) the Convertible Subordinated Notes in an
aggregate principal amount outstanding at any time not to exceed $115,000,000;

                            (vii) the Convertible Subordinated Notes (Normal
Life) in an aggregate principal amount outstanding at any time not to exceed $22,000,000; and

                            (viii) other unsecured Indebtedness in an aggregate
amount, at any time outstanding not to exceed $250,000.

              8.2.2. LIENS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time: (i) create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens, and (ii) directly or indirectly enter into any agreement, understanding or other arrangement which purports to restrict in any manner the ability of any Loan Party to grant security interests or Liens to the Agent for the benefit of the Agent and the Banks with respect to any assets of any Loan Party or any Subsidiary of any Loan Party, provided that the foregoing provisions of this clause (ii) shall not be deemed to prohibit provisions in leases or subleases that require the consent of a landlord to the assignment or subletting thereof or provisions in licenses or similar contracts that require the consent of a licensor to the assignment or sublicense thereof, provided further that the Loan Parties shall use diligent and reasonable commercial efforts to the end that such provisions shall not be contained in any such agreements, undertaking or arrangements.

              8.2.3. GUARANTIES.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except:

                            (i) for Guaranties of Indebtedness of the Loan
Parties permitted hereunder;

                            (ii) the Voca Guaranties and those Guaranties of
minimum working capital obligations of owners and/or lessees of Facilities which a Borrower has been engaged to manage under duly executed management agreements (including, without limitation, those Guaranties of such arrangements as of the Closing Date set forth on SCHEDULE 8.2.3), but only to the extent that (A) in the case of each Guaranty permitted pursuant to this Section 8.2.3 (ii), the Borrower providing such Guaranty has been granted a perfected security interest in (and has assigned such Borrower's rights therein or lien thereon to the Agent for the benefit of the Banks) or otherwise has valid and effective control over the accounts receivable arising in respect of services furnished to the occupants of such Facilities, and (B) the aggregate amount, as of any time, guaranteed by the Loan Parties and their Subsidiaries pursuant to Guaranties permitted by this Section 8.2.3(ii) shall not exceed $7,500,000;

                            (iii) a Guaranty in favor of Bank One, in the
maximum principal amount of $2,861,000 with respect to reimbursement obligations of Normal Life and its subsidiaries in favor of Bank One for the letters of credit issued by Bank One which guaranty and letters of credit are more fully described on SCHEDULE 8.2.3 (the "Bank One Guaranty"); and

                            (iv) a Guaranty in favor of Charles W. Hames and
Robbie Lesa Hames with respect to obligations of RF Holdings, LLC in the maximum principal amount of $1,500,000 (the "Hames Guaranty").

         The Borrowers agree that all security interests granted to any Borrower in the accounts receivable of owners of Facilities which a Borrower manages, shall be assigned to the Agent to secure the payment of the Obligations, including, without limitation, the perfected security interest in the accounts receivable of Salem Village MRDD, Inc.

              8.2.4. LOANS AND INVESTMENTS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to (collectively, "Investments"), any other Person, or agree, become or remain liable to do any of the foregoing, except:

                            (i) trade credit extended on usual and customary

terms in the ordinary course of business;

                            (ii) advances in an aggregate amount at any time not
to exceed $1,000,000 to employees to meet expenses incurred by such employees in the ordinary course of business; which shall include, without limitation, advances made to employees pursuant to their use of corporate credit cards;

                            (iii) Permitted Investments;

                            (iv) loans, advances and investments in other Loan
Parties;

                            (v) a loan to Outlook America of Ohio, Inc., as set
forth on SCHEDULE 8.2.4, but only to the extent a Borrower has been engaged to manage the operations of the Facility described on SCHEDULE 8.2.4 being purchased by Outlook America of Ohio, Inc., under duly executed management agreements and such Borrower has been granted a perfected security interest in (and has assigned Borrower's rights therein or lien thereon to the Agent for the benefit of the Banks) or otherwise has valid and effective control over the accounts receivable arising in respect of services furnished to the occupants of such Facilities;

                            (vi) investments by the Loan Parties, in the
Excluded Subsidiaries as of the Closing Date, in an aggregate amount not in excess of $500,000;

                            (vii) the purchase by Res-Care of the Convertible
Subordinated Notes and the Convertible Subordinated Notes (Normal Life) upon a "Repurchase Event" as such term is defined in and pursuant to the Indenture or the Indenture (Normal Life), as the case may be; and

                            (viii) other Investments at any time outstanding not
to exceed in the aggregate $250,000.


              8.2.5. DIVIDENDS AND RELATED DISTRIBUTIONS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except dividends or other distributions payable by a Loan Party (other than Res-Care) to Res-Care or another Loan Party, and except, in the case of Res-Care; (A) dividends on its common stock payable solely in its common stock; (B) issuance of common stock upon exercise of a right by a holder of the Convertible Subordinated Notes or the Convertible Subordinated Notes (Normal Life) to convert such notes into common stock pursuant to the Indenture or the Indenture (Normal Life), as the case may be; and (C) the purchase of the Convertible Subordinated Notes or the Convertible Subordinated Notes (Normal Life) upon the occurrence of a "Repurchase Event" as such term is defined in and pursuant to the Indenture or the Indenture (Normal Life), as the case may be.

              8.2.6. LIQUIDATIONS, MERGERS, CONSOLIDATIONS, ACQUISITIONS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that:

                            (1) any Loan Party other than the Res-Care may
consolidate or merge into or with another Loan Party which is wholly-owned by one or more of the other Loan Parties;

                            (2) any Loan Party may with the prior written
approval of the Required Banks and the Agent (such approval to be requested at least thirty (30) calendar days prior to the date of consummation of the proposed transaction), acquire, whether by purchase or by merger, (A) all of the ownership interests of another Person or (B) substantially all of assets of another Person or of a business or division of another Person (each an "Permitted Acquisition"), PROVIDED that each of the following requirements is met:

                            (i) if the Loan Parties are acquiring the ownership
interests in such Person, such Person shall comply with the requirements of
Section 11.18 [Joinder of Loan Parties; Delivery of Additional Collateral] on or before the date of such Permitted Acquisition, and if the Loan Parties are acquiring assets, such assets shall upon consummation of the proposed acquisition be subject to a valid first priority Lien under applicable Law upon the owned and leased real property so acquired and a Prior Security Interest on the other assets so acquired, all subject to Permitted Liens;

                            (ii) the Loan Parties, such Person and its owners,
as applicable, shall grant Liens in the assets of or acquired from and stock or other ownership interests in such Person and otherwise comply with Section 11.18 [Joinder of Loan Parties; Delivery of Additional Collateral] on or before the date of such Permitted Acquisition;

                            (iii) the board of directors or other equivalent
governing body of such Person shall have approved such Permitted Acquisition and, if the Loan Parties shall use any portion of the Loans to fund such Permitted Acquisition, the Loan Parties also shall have delivered to the Banks written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition;

                            (iv) the business acquired, or the business
conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Loan Parties and shall comply with Section 8.2.10 [Continuation of or Change in Business];

                            (v) no Potential Default or Event of Default shall
exist immediately prior to and after giving effect to such Permitted
Acquisition;

                            (vi) the Borrowers shall demonstrate that they shall
be in compliance with the financial covenants contained in Sections 8.2.15,
8.2.16 and 8.2.17 after giving effect to such Permitted Acquisition (including in such computation Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition but excluding income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) by delivering at least thirty (30) calendar days prior to such Permitted Acquisition a certificate in form and substance reasonably satisfactory to the Required Banks evidencing such compliance; and

                            (vii) the Loan Parties shall deliver to the Agent at
least thirty (30) calendar days before such Permitted Acquisition copies of the acquisition agreement entered into or proposed to be entered into by such Loan Parties in connection with such Permitted

Acquisition, and the other material agreements related thereto and shall deliver to the Agent such other information about such Person or its assets as the Agent or any Bank may reasonably require, and such agreements and the Consideration proposed to be paid by the Loan Parties shall be acceptable to the Required Banks; and

                            (3) so long as no Event of Default exists after
giving effect thereto, the Loan Parties may consummate the purchase transactions in connection with the sale of real estate in Bowling Green, Kentucky described in Section 8.2.7(v) in accordance with the requirements of such Section and the transactions set forth on SCHEDULE 8.2.6.

              8.2.7. DISPOSITIONS OF ASSETS OR SUBSIDIARIES.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

                            (i) any sale, transfers or dispositions of any asset
with a net book value as of the date of disposition of less than $100,000 by the Loan Parties and their Subsidiaries, PROVIDED that (A) the aggregate net book value as of the date of disposition of assets sold, transferred or disposed of by the Loan Parties and their Subsidiaries pursuant to this Section 8.2.7(i) does not exceed $1,000,000 in any fiscal year, and (B) the Net Cash Proceeds of all such sales, transfers and dispositions pursuant to this Section 8.2.7(i) are applied as a mandatory prepayment of the Term Loans in accordance with the provisions of Section 5.5.2(a) [Sale of Assets];

                            (ii) any sale, transfer or disposition of assets
which are obsolete or no longer required or necessary in the ordinary course of business of the Loan Parties and their Subsidiaries PROVIDED that (A) the aggregate net book value as of the date of disposition of assets sold, transferred or disposed of by the Loan Parties and their Subsidiaries pursuant to this Section 8.2.7(ii) does not exceed $250,000 in any fiscal year, or (B) the assets sold, transferred or disposed of pursuant to this Section 8.2.7(ii) are replaced within ninety (90) days following the date of sale, transfer or disposition by substitute assets which are subject to the Banks' Prior Security Interest;

                            (iii) any sale, transfer or lease of assets, other
than those specifically excepted pursuant to clauses (i), (ii), (iv), (v), (vi)
(vii) and (viii) of this Section 8.2.7, which is approved by all of the Banks so long as the Net Cash Proceeds are applied as a mandatory prepayment of the Term Loans in accordance with the provisions of Section 5.5.2(a) [Sale of Assets];

                            (iv) each Sale-Leaseback Transaction provided that
the following conditions are satisfied :

                                   (A) prior to consummating the first
Sale-Leaseback Transaction occurring after the Closing Date, the Borrowers and their Subsidiaries shall have delivered to the

Agent and the Banks the list of Sale-Leaseback Transactions setting forth the information required for such list in the definition of Sale-Leaseback Transaction, and such list shall be satisfactory, in form and substance, to the Required Banks;

                                    (B) the Borrowers and their Subsidiaries
shall promptly, prior to the consummation of any Sale-Leaseback Transaction, disclose to the Agent the terms and conditions of the proposed sale and shall deliver to the Agent the proposed sale agreement, including any amendments or modifications to the proposed sale agreement or any material waivers thereunder (which shall all be in form and substance reasonably satisfactory to the Agent), and the Borrowers and their Subsidiaries shall deliver to the Agent a copy of such executed sale agreement, deeds, opinions of counsel and other material documents related thereto, together with related appraisal(s) on each such property;

                                    (C) the Borrowers and their Subsidiaries
shall immediately prior to the consummation of any Sale-Leaseback Transaction deliver to the Agent a certified copy of the closing statement and a calculation of the Net Cash Proceeds to be received by such Borrower or Subsidiary of a Borrower in connection with such Sale-Leaseback Transaction, which Net Cash Proceeds shall not be less than the amount specified for such Sale-Leaseback Transaction on the schedule, previously delivered to the Agent and the Banks and approved by the Required Banks, that is referenced in clause (iv)(A) of this Section above and in the definition of Sale-Leaseback Transaction ; and

                                    (D) such Borrower or Subsidiary of a
Borrower shall pay the required Net Cash Proceeds of such Sale-Leaseback Transaction to the Agent for the benefit of the Banks in accordance with Section 5.5.2(b);

                            (v) the sales of real estate and related assets
described in Schedule 8.2.7, provided that the Borrowers immediately upon consummation of each such sale transaction shall pay to the Agent in accordance with Section 5.5.2(a) the Net Cash Proceeds thereof and provided further that in the case of the Bowling Green, Kentucky property set forth on Schedule 8.2.7:
(x) no purchase of such property shall occur until a Borrower or a Subsidiary thereof has received a written commitment (subject only to such conditions as are reasonable and customary for a transaction of this nature and which conditions Borrowers reasonably believe shall be met) from a buyer to purchase the same, and (y) that the actual sale and purchase prices for such property are substantially the same as those set forth in SCHEDULE 8.2.7;

                            (vi) any sale, transfer or disposition of assets by
a Loan Party to another Loan Party, subject to the continuing Prior Security Interest for the benefit of the Agent and the Banks;

                            (vii) any renewal, extension or modification of the
lease with respect to any Facility constituting leased Property of any Loan Party or Subsidiary thereof, in the ordinary course of its business consistent with past practice

                            (viii) any lease of real property with respect to a
Facility which is entered into in the ordinary course of business of the Loan Parties so long as after giving effect thereto the Loan Parties are in pro-forma compliance with the financial covenants set forth in Sections 8.2.15, 8.2.16 and
8.2.17 and no Event of Default exists; and

                            (ix) any license or sublicense of intellectual
property in the ordinary course of business.

              8.2.8. AFFILIATE TRANSACTIONS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party, other than another Loan Party) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm's-length terms and conditions and, in the case of any transaction involving more than $250,000, which are fully disclosed to the Agent and is in accordance with all applicable Law.

              8.2.9. SUBSIDIARIES, PARTNERSHIPS AND JOINT VENTURES.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) the Excluded Subsidiaries existing on the Closing Date, (ii) the Consolidated Subsidiaries; and (iii) any Subsidiary formed or acquired after the Closing Date which is a Consolidated Subsidiary and which joins this Agreement and complies with the provisions of Section 11.18 [Joinder of Loan Parties; Delivery of Additional Collateral]. None of the Loan Parties nor any of their Subsidiaries shall become or agree to (1) become a general or limited partner in any general or limited partnership, except that the Loan Parties may be general or limited partners in other Loan Parties, (2) become a member or manager of, or hold a limited liability company interest in, a limited liability company, except that the Loan Parties may be members or managers of, or hold limited liability company interests in, other Loan Parties, or (3) become a joint venturer or hold a joint venture interest in any joint venture.

              8.2.10. CONTINUATION OF OR CHANGE IN BUSINESS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, engage in any business other than (i) providing residential, vocational and other training, education, support and related programs and services (including habilitation, rehabilitation and required medical services) to (a) persons with developmental and other neurological disabilities (including individuals with mental retardation, dual diagnosis, acquired brain injury and other special needs), and (b) at-risk youth, juveniles and others (including individuals who are adjudicated or court-referred), in a variety of settings, ranging from single placements to large congregate settings, some of which may be secured, or pursuant to management or operating agreements with other parties, and (ii) all businesses incidental thereto, all substantially as conducted and operated by such Loan Party or Subsidiary during the present fiscal year, and such Loan Party or Subsidiary shall not permit any material change in such business.

              8.2.11. PLANS AND BENEFIT ARRANGEMENTS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to:

                            (i) fail to satisfy the minimum funding requirements
of ERISA and the Internal Revenue Code with respect to any Plan;

                            (ii) request a minimum funding waiver from the
Internal Revenue Service with respect to any Plan;

                            (iii) engage in a Prohibited Transaction with any
Plan or Benefit Arrangement which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, would constitute a Material Adverse Change;

                            (iv) permit the aggregate actuarial present value of
all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan;

                            (v) terminate, or institute proceedings to
terminate, any Plan, where such termination is likely to result in a material liability to the Borrowers or any member of the ERISA Group;

                            (vi) make any amendment to any Plan with respect to
which security is required under Section 307 of ERISA;

                            (vii) fail to give any and all notices and make all
disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure is likely to result in a Material Adverse Change; or

                            (viii) commence participation in or contribute to
any Multiemployer Plan or Multiple Employer Plan.

              8.2.12. FISCAL YEAR.

                            The Borrowers shall not, and shall not permit any of
their Subsidiaries to, change their fiscal year from the twelve-month period beginning January 1, and ending December 31.

              8.2.13. PROHIBITION ON AMENDMENTS TO AND REDEMPTION OF CONVERTIBLE
                      SUBORDINATED NOTES AND THE CONVERTIBLE SUBORDINATED NOTES (NORMAL LIFE).

                            The Borrowers shall not, and shall not permit any
Subsidiary to make any payment or other distribution (including, without limitation, payments of principal, prepayments, or payments to effect a redemption, repurchase or defeasance), either directly or indirectly, with regard to either the Convertible Subordinated Notes or the Convertible Subordinated Notes (Normal Life), except for (A) regularly scheduled payments of interest under the Convertible Subordinated Notes or under the Convertible Subordinated Notes (Normal Life), excluding any payments of interest required by reason of acceleration; (B) payments to purchase such notes upon a "Repurchase Event" as such term is defined in and in accordance with the Indenture or the Indenture (Normal Life), as the case may be, and (C) other mandatory payments under the Indenture or the Indenture (Normal Life), subject to the respective subordination provisions thereof. It is expressly agreed that no portion of the Revolving Credit Loans shall be used directly or indirectly for the purpose of prepaying, repaying, purchasing, defeasing or redeeming any of the Convertible Subordinated Notes or the Convertible Subordinated Notes (Normal Life).

The Borrowers shall not, and shall not permit any Subsidiary, to make any amendment, modification or supplement to or any waiver under the documents or instruments evidencing or in respect of the Convertible Subordinated Notes or the Convertible Subordinated Notes (Normal Life) without the prior written consent of the Agent and the Required Banks.

              8.2.14. CHANGES IN ORGANIZATIONAL DOCUMENTS.

                            Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents without providing at least ten (10) calendar days' prior written notice to the Agent and the Banks and, in the event such change would be adverse to the Banks as determined by the Agent in its reasonable discretion, obtaining the prior written consent of the Required Banks.

              8.2.15. MINIMUM FIXED CHARGE COVERAGE RATIO.

                            The Loan Parties shall not at any time permit the
Fixed Charge Coverage Ratio, calculated as of the end of each month for the twelve months then ended, to be less than the ratio specified below for the period specified below:

                   Period                           Ratio
                   ------                           -----
3/31/01 through 6/29/01                      1.20 to 1.0
6/30/01 through 9/29/01                      1.15 to 1.0
9/30/01 through 12/30/01                     1.10 to 1.0
12/31/01 and thereafter                      1.05 to 1.0

              8.2.16. MAXIMUM LEVERAGE RATIO.

                            The Loan Parties shall not at any time permit the
ratio of Total Funded Debt of the Borrowers and their Subsidiaries to Consolidated Cash Flow from Operations (the "Leverage Ratio") to exceed the ratio set forth below for the periods specified below:

            Period                              Ratio
            ------                              -----
Closing through 3/30/01                      4.25 to 1.0
3/31/01 through 6/29/01                      4.50 to 1.0
6/30/01 through 3/30/02                      4.90 to 1.0
3/31/02 through 6/29/02                      4.50 to 1.0
6/30/02 through 9/29/02                      4.30 to 1.0
9/30/02 through 12/30/02                     4.20 to 1.0
12/31/02 and thereafter                      4.00 to 1.0

                  The Leverage Ratio shall be determined on the last day of each calendar month with Total Funded Debt calculated as of such date of determination and with Consolidated Cash Flow from Operations determined as of such date of determination for the twelve months then ended.

                  The above permitted levels for the Leverage Ratio shall be adjusted and reduced, as follows, upon consummation by the Borrowers of each Sale-Leaseback Transaction to give effect thereto. In determining the revised, reduced permitted levels for the Leverage Ratio, the Borrowers and the Agent shall utilize the projections set forth in the Business Plan of the Borrowers and, without limiting the generality of the foregoing, Total Funded Debt shall be reduced by the amount of the Net Cash Proceeds from such Sale-Leaseback Transaction and the "net income" portion of Consolidated Cash Flow from Operations shall be reduced by the annualized increase in rental expense and shall be increased by the annualized decrease in depreciation and interest expense resulting from such Sale-Leaseback Transaction. The determination of the adjusted reduced Leverage Ratio shall be made by the Agent and the Required Banks in their reasonable discretion.

              8.2.17. MINIMUM CONSOLIDATED CASH FLOW FROM OPERATIONS.

                            The Borrowers shall not at any time permit
Consolidated Cash Flow from Operations for each fiscal quarter to be less than the following amounts during the following periods:

            Fiscal Quarter Ended                    Amount
            --------------------                    ------
3/31/01                                             $11,000,000
6/30/01                                             $12,000,000
9/30/01 through 3/31/02                             $13,500,000
6/30/02 through 9/30/02                             $14,000,000
12/31/02 and thereafter                             $14,500,000

The required amount set forth above shall be reduced by the actual amount of additional rental expense incurred by the Borrowers during the applicable period in respect of properties sold by the Borrowers and subject to Sale-Leaseback Transactions during such period, and shall be increased by the amount of the actual reduction in depreciation and interest expense during such period resulting therefrom The determination of the adjusted reduced Consolidated Cash Flow from Operations shall be made by the Agent and the Required Banks in their reasonable discretion.

       8.3 REPORTING REQUIREMENTS.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Agent and each of the
Banks:

       8.3.1. MONTHLY FINANCIAL STATEMENTS.

                            As soon as available and in any event within thirty
(30) calendar days after the end of each calendar month, the Borrowers' financial statements, consisting of a consolidated balance sheet as of the end of such month and related consolidated statements of income (including results from operations of each segment of the Borrowers and their Subsidiaries), retained earnings, and cash flows for the month then ended and the fiscal year through that date, together with a comparison to the Business Plan, all in reasonable detail and certified (subject to normal year-end adjustments) by the Chief Executive Officer, President or

Chief Financial Officer of Res-Care as having been prepared in accordance with GAAP (except for omissions of certain footnotes and subject to normal year-end audit adjustments), consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

                            As soon as available and in any event within thirty
(30) calendar days after the end of each calendar month, commencing with the earlier of the month ended September 30, 2001 or the month in which the Borrowers implement the HCS accounts receivable reporting system, the aforementioned monthly financial statements shall be accompanied by accounts receivable summaries for such month, including an aging of accounts receivables, all in form and substance satisfactory to the Agent. In the event that the HCS accounts receivable reporting system is not implemented by the Borrowers on or before September 30, 2001, on September 30, 2001 and on the last day of each month thereafter until such system is implemented, the Borrowers shall provide to the Agent and the Banks at the time of delivery of the applicable monthly financial statements a status report regarding implementation of the HCS accounts receivable reporting system.

                            As soon as available and in any event within thirty
(30) calendar days after the end of each calendar month and in connection with the delivery of the financial statements referenced in this Section 8.3.1 and related Compliance Certificate delivered pursuant to Section 8.3.3, commencing with the month ended February 28, 2001 and every month thereafter (the date of each monthly anniversary being a "Required Report Date"), the Borrowers shall deliver to the Agent and the Banks: (i) updates for periods following the applicable Required Report Date, to the Rolling Cash Flow Forecast (as hereinafter defined), if needed, to give effect to any differences in actual results of operations of the Borrowers and their Subsidiaries, (ii) a cash flow forecast of the Borrowers and their Subsidiaries for an additional monthly period immediately following the period which is the last day of the Rolling Cash Flow Forecast then provided to the Agent and the Banks so that at all times the Agent and the Banks have a Rolling Cash Flow Forecast covering a thirteen week period (each such monthly extension to the Rolling Cash Flow Forecast being a "Forecast Extension"), and (iii) a reconciliation (each a "Forecast Reconciliation") showing the difference between the actual Revolving Facility Usage on such Required Report Date and the Revolving Facility Usage projected for such date as set forth in the Initial Cash Flow Forecast (each projected amount of a Revolving Facility Usage being the "Projected Facility Usage"), and the difference between the actual line item amounts as of such Required Report Date and the projected line item amount as set forth in the Initial Cash Flow Forecast (on a line by line basis with an explanation of significant variances). The Borrowers shall work with their accountants, KPMG Peat Marwick, (or successor thereto in accordance with this Agreement), so that such accountants shall be reasonably available as the Agent or any Bank (or any financial advisor to the Agent and the Banks) may request to review the Rolling Cash Flow Forecast and the updates thereto. For the purposes of this paragraph, "Rolling Cash Flow Forecast" shall mean the Initial Cash Flow Forecast, together with each Forecast Extension thereto delivered in accordance with this paragraph.

              8.3.2. ANNUAL FINANCIAL STATEMENTS.

                            As soon as available and in any event within ninety
(90) days after the end of each fiscal year of the Borrowers, financial statements of the Borrowers and their Subsidiaries consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income (including results from operations of each segment of the Borrowers and their Subsidiaries), retained earnings and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and a report thereon certified by KPMG Peat Marwick, the Borrowers' accountant, or another independent certified public accountants of nationally recognized standing reasonably satisfactory to the Agent, together with a comparison to the Business Plan. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents. The Loan Parties shall deliver with such financial statements and certification by their accountants a letter of such accountants to the Agent and the Banks substantially (i) to the effect that, based upon their ordinary and customary examination of the affairs of the Borrowers and their Subsidiaries, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes an Event of Default or Potential Default or, if they are aware of such condition or event, stating the nature thereof and confirming the Borrowers' calculations with respect to the certificate to be delivered pursuant to Section 8.3.3 [Certificate of the Borrowers] with respect to such financial statements and (ii) to the effect that the Banks are intended to rely upon such accountant's certification of the annual financial statements and that such accountants authorize the Loan Parties to deliver such reports and certificate to the Banks on such accountants' behalf. Additionally, whenever available, the Borrowers shall deliver to the Agent any management letter of their accountants regarding the Borrowers.

       8.3.3. CERTIFICATE OF THE BORROWERS.

                            Concurrently with the financial statements of the
Borrowers furnished to the Agent and to the Banks pursuant to Sections 8.3.1 [Monthly Financial Statements] and 8.3.2 [Annual Financial Statements], a certificate (each a "Compliance Certificate") of the Borrowers signed by the Chief Executive Officer, President or Chief Financial Officer of Res-Care, in the form of EXHIBIT 8.3.3, to the effect that, except as described pursuant to
Section 8.3.4 [Notice of Default], (i) the representations and warranties of the Loan Parties contained in Section 6 and in the other Loan Documents are true in all material respects on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with the Borrowing Base and with all covenants and conditions hereof, (ii) the Loan Parties and their Subsidiaries are in compliance with the Cash Management System, (iii) no Event of Default or Potential Default exists and is continuing on the date of such certificate, (iv) providing a list of each Letter of Credit issued and outstanding and the expiration date thereof and (v) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with the Borrowing Base and with all financial covenants contained in Section 8.2 [Negative Covenants]. In addition, within forty-five (45) days of the end of each fiscal quarter the Borrowers shall complete and deliver to the Agent and the Banks the portion of the Compliance Certificate which includes a determination in reasonable detail of the Excess Cash Flow and the amount of the Mandatory Prepayment of Excess Cash Flow applicable to such fiscal quarter. In addition, upon delivery of each Compliance Certificate, Res-Care shall advise the Agent and the Banks, in writing, of (a) any material changes in the Business Plan that are anticipated to occur or which occur, (b) any leases of real property entered into pursuant to Section 8.2.7 by any of the Loan Parties or their Subsidiaries during the period applicable to such Compliance Certificate, and (c) any changes in the Bank Account List during the period covered by the Compliance Certificate or any anticipated changes to the Bank Account List.

       8.3.4. NOTICE OF DEFAULT.

                            Promptly, and in any event within five (5) Business
Days after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which the Loan Parties propose to take with respect thereto.

       8.3.5. NOTICE OF LITIGATION.

                            Promptly after the commencement thereof, notice of
all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $1,000,000 or which if adversely determined would constitute a Material Adverse Change or Healthcare Event.

       8.3.6. CERTAIN EVENTS.

                            Written notice to the Agent:

                            (i) at least thirty (30) calendar days prior
thereto, with respect to any proposed sale or transfer of assets pursuant to
Section 8.2.7(ii), (iii) or (iii),

                            (ii) within the time limits set forth in Section
8.2.14 [Changes in Organizational Documents], any amendment to the organizational documents of any Loan Party;

                            (iii) at least thirty (30) calendar days prior
thereto, with respect to any change in any Loan Party's or any of its Subsidiary's locations from the locations set forth in Schedule A to the Security Agreements; and

                            (iv) immediately, upon obtaining actual knowledge of
any of the following which in the aggregate would result in liabilities or obligations equal to or in excess of $1,000,000 during any fiscal year, notify Agent in writing, including a detailed description, of: (a) the presence of Contamination at any of the Property; (b) the receipt by any Loan Party or any tenant, subtenant, operator or other occupant of the Property of an Environmental Complaint; (c) the imposition or attachment against the Property of a lien or other encumbrance authorized under Environmental Laws; (d) the inability to obtain or renew any material Required Environmental Permit or a notice from an Official Body that it has, will or intends to revoke or suspend, in whole or in part, any such material Required Environmental Permit; and (e) any violation of Environmental Laws or Required Environmental Permits affecting the Property.

              8.3.7. BUSINESS PLAN, OTHER REPORTS AND INFORMATION.

                            Promptly upon their becoming available to the
Borrowers:

                            (i) the annual Business Plan of the Borrowers, to be
supplied not later than January 15th of the fiscal year to which the foregoing is applicable,

                            (ii) any reports including management letters
submitted to the Borrowers by independent accountants in connection with any annual, interim or special audit,

                            (iii) any reports, notices or proxy statements
generally distributed by any of the Borrowers to its stockholders on a date no later than the date supplied to such stockholders,

                            (iv) regular or periodic reports, including Forms
10-K, 10-Q and 8-K, registration statements and prospectuses, filed by any of the Borrowers or their Subsidiaries with the Securities and Exchange Commission,

                            (v) a copy of any material order in any proceeding
to which any Borrower or any of its Subsidiaries is a party issued by any Official Body,

                            (vi) a copy of all material communications with the
stock exchange on which the shares of Res-Care are listed; and, a copy of all notices, demands, and other material communications to or from any holder of debt subordinate to the Loans or any trustee therefor, including without limitation under the Indenture or Indenture (Normal Life); and

                            (vii) such other reports and information as the
Agent or any of the Banks may from time to time reasonably request. The Borrowers shall also notify the Banks promptly of the enactment or adoption of any Law which may result in a Material Adverse Change.

              8.3.8. NOTICES REGARDING PLANS AND BENEFIT ARRANGEMENTS.

                     8.3.8.1. CERTAIN EVENTS.

                            Promptly upon becoming aware of the occurrence
thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                            (i) any Reportable Event with respect to any
Borrower, any of its Subsidiaries or any other member of the ERISA Group (regardless of whether the obligation to report said Reportable Event to the PBGC has been waived),

                            (ii) any Prohibited Transaction which could subject
any Borrower, any of its Subsidiaries or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by
Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

                            (iii) any cessation of operations (by any Borrower,
any of its Subsidiaries or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

                            (iv) a failure by any Borrower, any of its
Subsidiaries or any other member of the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

                            (v) the adoption of an amendment to a Plan requiring
the provision of security to such Plan pursuant to Section 307 of ERISA, or

                            (vi) any change in the actuarial assumptions or
funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

              8.3.8.2. NOTICES OF INVOLUNTARY TERMINATION AND ANNUAL REPORTS.

                            Promptly after receipt thereof, copies of (a) all
notices received by any Borrower, or any other member of the ERISA Group of the PBGC's intent to terminate any Plan administered or maintained by any Borrower, any of its Subsidiaries or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by any Borrower, any of its Subsidiaries or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrowers, their Subsidiaries any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by any Borrower, any of its Subsidiaries or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

              8.3.8.3. NOTICE OF VOLUNTARY TERMINATION.

                            Promptly upon the filing thereof, copies of any Form
5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

                                   9. DEFAULT

       9.1 EVENTS OF DEFAULT.

                  An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

              9.1.1. PAYMENTS UNDER LOAN DOCUMENTS.

                            The Borrowers shall fail to pay any principal of any
Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing or shall fail to pay any interest on any Loan, Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents after such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

              9.1.2. BREACH OF WARRANTY.

                            Any representation or warranty made at any time by
any of the Loan Parties or any of their Subsidiaries herein or in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

              9.1.3. BREACH OF NEGATIVE COVENANTS OR VISITATION RIGHTS.

                            Any of the Loan Parties or any of their Subsidiaries
shall default in the observance or performance of any covenant contained in
Section 8.1.6 [Visitation Rights] or Section 8.2 [Negative Covenants];

              9.1.4. BREACH OF OTHER COVENANTS.

                            Any of the Loan Parties or any of their Subsidiaries
shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of ten (10) Business Days after any officer of any Loan Party becomes aware of the occurrence thereof (such grace period to be applicable only in the event such default can be remedied by corrective action of the Loan Parties as determined by the Agent in its sole discretion);

              9.1.5. DEFAULTS IN OTHER AGREEMENTS OR INDEBTEDNESS.

                            A default or event of default shall occur at any
time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $1,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration or mandatory prepayment, purchase or redemption of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

              9.1.6. FINAL JUDGMENTS OR ORDERS.

                            Any final judgments or orders for the payment of
money in excess of $1,000,000 in the aggregate shall be entered against any Loan Party or any Subsidiary of any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

              9.1.7. LOAN DOCUMENT UNENFORCEABLE.

                            Any of the Loan Documents shall cease to be legal,
valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested by any Loan Party or shall in any way cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                            The provisions set forth in Article Twelve
[Subordination of Securities] of the Indenture shall become or be declared ineffective or inoperative or shall in any way be challenged or contested by any Loan Party, or the provisions set forth in Article Twelve [Subordination of Securities] of the Indenture (Normal Life) shall become or be declared ineffective or inoperative or shall in any way be challenged or contested by any Loan Party;

              9.1.8. UNINSURED LOSSES; PROCEEDINGS AGAINST ASSETS.

                            There shall occur any material uninsured damage to
or loss, theft or destruction of any of the Collateral in excess of $1,000,000 (excluding normal and customary policy deductibles), or the Collateral, or any other of the Loan Parties' or any of their Subsidiaries' assets in excess of $1,000,000, are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty
(30) days thereafter;

              9.1.9. NOTICE OF LIEN OR ASSESSMENT.

                            A notice of Lien or assessment in excess of
$1,000,000 which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and with respect to which any levy and execution of any lien, assessment, or claim thereof have not been stayed, if the same is not paid at such time as the same becomes payable;

              9.1.10. INSOLVENCY.

                            Any Loan Party or any Subsidiary of a Loan Party
ceases to be solvent or admits in writing its inability to pay its debts as they mature;

              9.1.11. EVENTS RELATING TO PLANS AND BENEFIT ARRANGEMENTS.

                            Any of the following occurs: (i) any Reportable
Event, which the Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan;
(iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Agent determines in good faith that the amount of any Borrower's or its Subsidiary's liability is likely to exceed $1,000,000; (v) any Borrower, any of its Subsidiaries or any member of the ERISA Group shall fail to make any contributions when due to a Plan; (vi) any Borrower, any of its Subsidiaries or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; or (vii) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi) or (vii) the Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrowers and the other members of the ERISA Group;

              9.1.12. CESSATION OF BUSINESS.

                            Any Loan Party or Subsidiary of a Loan Party ceases
to conduct its business as contemplated, except as expressly permitted under
Section 8.2.6 [Liquidations, Mergers, Etc.] or 8.2.7 [Disposition of Assets or Subsidiaries], or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof;

              9.1.13. CHANGE OF CONTROL; REPURCHASE EVENTS.

                            (A) (i) Any person or group of persons (within the
meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 35% or more of the voting capital stock of Res-Care; or (ii) within a period of twelve (12) consecutive calendar months, (x) individuals who were directors of Res-Care on the first day of such period or (y) individuals who were nominated or elected directors by directors who were such individuals or were individuals elected pursuant to this clause (y), shall cease to constitute a majority of the board of directors of Res-Care;

                            (B) A "Repurchase Event" as defined in the Indenture
shall have occurred;

                            (C) A "Repurchase Event" as defined in the Indenture
(Normal Life) shall have occurred;

              9.1.14. ADVERSE HEALTHCARE EVENT.

                      An Healthcare Event shall have occurred;

              9.1.15. INVOLUNTARY PROCEEDINGS.

                            A proceeding shall have been instituted in a court
having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or any Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or any Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

              9.1.16. VOLUNTARY PROCEEDINGS.

                            Any Loan Party or any Subsidiary of a Loan Party
shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

              9.2 CONSEQUENCES OF EVENT OF DEFAULT.

              9.2.1. EVENTS OF DEFAULT OTHER THAN BANKRUPTCY, INSOLVENCY OR
                     REORGANIZATION PROCEEDINGS.

                            If an Event of Default specified under Sections
9.1.1 through 9.1.14 shall occur and be continuing, the Banks and the Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Banks, shall (i) by written notice to the Borrowers, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrowers to, and the Borrowers shall thereupon, deposit in a non-interest-bearing account with the Agent, as cash collateral for their Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrowers hereby pledge to the Agent and the Banks, and grant to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrowers; and

              9.2.2. BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDINGS.

                            If an Event of Default specified under Section
9.1.15 [Involuntary Proceedings] or 9.1.16[Voluntary Proceedings] shall occur, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrowers to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

              9.2.3. SET-OFF.

                            If an Event of Default shall occur and be
continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 10.13 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrowers and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, any Loan Party or any Subsidiary of any Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Loan Party or any Subsidiary of any Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrowers or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Agent; and

              9.2.4. SUITS, ACTIONS, PROCEEDINGS.

                            If an Event of Default shall occur and be
continuing, and whether or not the Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 9.2, the Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Bank; and

              9.2.5. APPLICATION OF PROCEEDS.

                            From and after the date on which the Agent has taken
any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Agent, shall be applied as follows:

                            (i) first, to reimburse the Agent and the Banks for
out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Banks or any one of them or the Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

                            (ii) second, to the repayment of all Obligations
then due and unpaid of the Loan Parties to the Agent and the Banks incurred under this Agreement or any of the other

Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

                            (iii) the balance, if any, as required by Law.

              9.2.6. OTHER RIGHTS AND REMEDIES.

                            In addition to all of the rights and remedies
contained in this Agreement or in any of the other Loan Documents (including the Mortgages), the Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

       9.3 NOTICE OF SALE.

                  Any notice required to be given by the Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Agent, if given ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrowers.

                                 10. THE AGENT

              10.1 APPOINTMENT.

                  Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

              10.2 DELEGATION OF DUTIES.

                  The Agent may perform any of its duties hereunder by or through agents or employees (PROVIDED such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 10.5 [Reimbursement and Indemnification of Agent by the Loan Parties] and 10.6, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

              10.3 NATURE OF DUTIES; INDEPENDENT CREDIT INVESTIGATION.

                  The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

              10.4 ACTIONS IN DISCRETION OF AGENT; INSTRUCTIONS FROM THE BANKS.

                  The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, PROVIDED that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
10.6 [Exculpatory Provisions, Etc.]. Subject to the provisions of Section 10.6, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

              10.5 REIMBURSEMENT AND INDEMNIFICATION OF AGENT BY THE LOAN
                   PARTIES.

                  The Loan Parties unconditionally agree to pay or reimburse the Agent and hold the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, incurred by Agent, including fees and expenses of counsel (including the allocated costs of staff counsel), appraisers, any advisors, auditors, accountants or other consultants or agents employed or retained by Agent, including, without limitation, Houlihan Lokey Howard & Zukin, L.L.C. and any other financial, accounting or valuation advisors and environmental consultants (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof,
(iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and
(iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection, insolvency or bankruptcy proceedings and other enforcement proceedings resulting therefrom, including filing of a proof of claim or any proceeding or motion in connection therewith, the negotiation of any plan of reorganization, restructuring or "work out" of the Loan Parties' Obligations under the Loan Documents, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, PROVIDED that the Loan Parties shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's gross negligence or willful misconduct, or if the Loan Parties were not given notice of the subject claim and the opportunity to participate in the defense thereof, at their expense (except that the Loan Parties shall remain liable to the extent such failure to give notice does not result in a loss to the Loan Parties), or if the same results from a compromise or settlement agreement entered into without the consent of the Loan Parties, which shall not be unreasonably withheld. In addition, the Loan Parties agree to reimburse and pay all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged periodically to perform audits of the Loan Parties' books, records and business properties.

                  Without limiting the generality of the foregoing, if, at any time or times, regardless of the existence of an Event of Default, the Agent shall incur actual and reasonable fees, costs and expenses itself or employ counsel or other professional advisors, including, but not limited to, Houlihan Lokey Howard & Zukin, LLC and/or other environmental, financial and management consultants, for advice or other representation or shall incur legal, appraisal, accounting, consulting or other actual and reasonable fees, costs and expenses in connection with:

                  (i) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Agent, any Bank, any Loan Party or any other Person) in any way relating to the Collateral, any of the Loan Documents, or any other agreements to be executed or delivered in connection therewith or herewith, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case or proceeding commenced by or against any Loan Party or any other Person that may be obligated to the Agent or any Bank by virtue of the Loan Documents, under the Bankruptcy Code, or any other applicable Federal, state, or foreign bankruptcy or other similar law;

                  (ii) any attempt to enforce any rights or remedies of the Agent, or any Bank against any Loan Party, or any other Person that may be obligated to the Agent, or any Bank by virtue of being a party to any of the Loan Documents;

                  (iii) any attempt by any Person (including, without limitation, the Agent and the Banks) to appraise, inspect, verify, protect, collect, sell, liquidate or otherwise dispose of the Collateral; or

                  (iv) (A) the on-going monitoring by the Agent, or any Bank, of a bankruptcy case or insolvency proceeding including attendance by the Agent and its counsel at hearings or other proceedings, (B) the on-going review of documents filed with a court in respect thereof, and
         (C) the negotiation, preparation and development of a plan or plans of reorganization) and the Agent's and each Bank's interests with respect to any Loan Party (including, without limitation, the on-going review of any Loan Party's business, assets, operations, prospects or financial condition as any Agent shall deem necessary), the Collateral or the Obligations;

then, and in any such event, the actual and reasonable fees and expenses incurred by the Agent, and such attorneys and other professional advisors and consultants arising from such services, including those of any appellate proceedings, and all actual and reasonable expenses, costs, charges and other fees incurred by such counsel or other professionals in any way or respect arising in connection with or relating to any of the events or actions described in this Section 10.5 shall be payable, on demand, by the Loan Parties to the Agent, and shall be additional Obligations secured under the Loan Documents. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' and experts' fees, costs and expenses; appraisers' fees, costs and expenses; management and other consultants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; communication charges, air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other professional services.

                  In addition to the payment of expenses pursuant to this
Section 10.5, whether or not the transactions contemplated hereby shall be consummated, the Loan Parties agree to defend (subject to Indemnitee's selection of counsel), indemnify, pay and hold harmless the Agent and its counsel and the officers, directors, employees, advisors, auditors, accountants, appraisers, consultants, agents and affiliates of the Agent and its counsel (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities; provided, that the Loan Parties shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

                  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.5 may be unenforceable in whole or in part because they are violative of any law or public policy, the Loan Parties shall contribute the maximum portion that they are permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them. Without prejudice to the survival of any other agreement of the Loan Parties hereunder, the agreements and obligations of the Loan Parties contained in this Section 10.5 shall survive termination of the Commitments, the payment in full of the principal of and interest on the Loans and the Reimbursement Obligation.

       10.6 EXCULPATORY PROVISIONS; LIMITATION OF LIABILITY.

                  Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties or any of their Subsidiaries, or the financial condition of the Loan Parties or their Subsidiaries, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties any of their Subsidiaries, any Bank, or any of their respective Subsidiaries against the Agent, any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan Parties, (for itself and on behalf of each of its Subsidiaries), the Agent and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or given to the Agent for the account of or with copies for the Banks, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with an credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

       10.7 REIMBURSEMENT AND INDEMNIFICATION OF AGENT BY BANKS.

                  Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Loan Parties and without limiting the Obligation of the Loan Parties to do so) in proportion to its Revolving Credit Ratable Share and/or Term Loan Ratable Share, as applicable, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, PROVIDED that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Agent (to the extent not reimbursed by the Loan Parties and without limiting the Obligation of the Loan Parties to do so) in proportion to its Revolving Credit Ratable Share and its Term Loan Ratable Share, as applicable, for all amounts due and payable by the Loan Parties to the Agent in connection with the Agent's periodic audit of the Loan Parties' books, records and business properties.

       10.8 RELIANCE BY AGENT.

                  The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

       10.9 NOTICE OF DEFAULT.

                  The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrowers referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

       10.10 NOTICES.

                  The Agent shall promptly send to each Bank a copy of all notices received from the Borrowers pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrowers and the other Banks of each change in the Base Rate and the effective date thereof.

       10.11 BANKS IN THEIR INDIVIDUAL CAPACITIES; AGENT IN ITS INDIVIDUAL CAPACITY.

                  With respect to its Revolving Credit Commitment, the Revolving Credit Loans, the Term Loan Commitment and the Term Loan made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Bank" and "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, issue letters of credit for the account of, acquire equity interests in, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder, in each case without notice to or consent of the other Banks. The Banks acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties or any of their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Loan Parties or such Subsidiary or Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

       10.12 HOLDERS OF NOTES.

                  The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

       10.13 EQUALIZATION OF BANKS.

                  The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 4.4.3 [Agent's and Bank's Rights], 5.4.2 [Replacement of a Bank] or 5.6 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, PROVIDED that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

       10.14 SUCCESSOR AGENT.

                  The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Banks (if the Agent is a Bank, the Agent's Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 5.4.2 [Replacement of a Bank], in either case of (i) or (ii) by giving not less than thirty (30) days' prior written notice to the Borrowers. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrowers, such consent not to be unreasonably withheld (unless an Event of Default exists, in which case the consent of the Borrower shall not be required), or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrowers, such consent not to be unreasonably withheld (unless an Event of Default exists, in which case the consent of the Borrower shall not be required), a successor agent who shall serve as Agent until such time as the Required Banks appoint and the Borrowers consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 10 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

       10.15 AGENT'S FEE.

                  The Borrowers shall pay to the Agent a nonrefundable fee (the "Agent's Fee") under the terms of a letter (the "Agent's Letter") between the Borrowers and Agent, as amended from time to time.

       10.16 AVAILABILITY OF FUNDS.

                  The Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Bank on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrowers (whether using its own funds pursuant to this Section
10.16 or using proceeds deposited with the Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrowers) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrowers and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three (3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

       10.17 CALCULATIONS.

                  In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrowers and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

       10.18 BENEFICIARIES.

                  Except as expressly provided herein, the provisions of this
Section 10 are solely for the benefit of the Agent and the Banks, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

       10.19 CERTAIN ACTIONS BY AGENT.

                  Each Bank and each Loan Party expressly agrees that so long as no Event of Default exists, the Agent, upon request of the Borrowers, may as part of a transaction permitted under Section 8.2.7 [Dispositions of Assets or Subsidiaries] release Collateral, release a Guarantor (other than Res-Care) from the Obligations under the Loan Documents or may release a Borrower (other than Res-Care) from its Obligation under the Loan Documents]; provided that if at the time of the request for a release an Event of Default exists, then such release of Collateral, release of a Guarantor or release of a Borrower shall require the consent of the Supermajority Required Banks.

                               11. MISCELLANEOUS

       11.1 MODIFICATIONS, AMENDMENTS OR WAIVERS.

                  With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrowers, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided that no such agreement, waiver or consent may be made which will:

              11.1.1. RELEASE OF COLLATERAL, RELEASE OF BORROWER, RELEASE OF
                      GUARANTOR.

                  Subject to Section 10.19, without the written consent of all Banks, release any Collateral, release any Guarantor from its Obligations under the Guaranty Agreement or release any Borrower;

              11.1.2. INCREASE OF REVOLVING CREDIT COMMITMENTS; EXTENSION OF
                      EXPIRATION DATE; MODIFICATION OF TERMS OF PAYMENT.

                            Without the written consent of the Required Banks
and all Banks which have a Revolving Credit Commitment, , increase the amount of the Revolving Credit Commitment of any Bank hereunder, extend the Expiration Date, whether or not any Revolving Credit Loans are outstanding, extend the time for payment of principal or interest of any Revolving Credit Loan, Commitment Fee or any other fee payable to any Bank which has a Revolving Credit Commitment, reduce the principal amount of or the rate of interest borne by any Revolving Credit Loan, or reduce the rate of the Commitment Fee or any other fee payable to any Bank which has a Revolving Credit Commitment, provided, however, that a change in the definition of the term "Borrowing Base," or in the covenants in Sections 8.2, or in any of the defined terms used in the term "Borrowing Base" or in such covenants, shall not constitute an increase in the amount of the Revolving Credit Commitment of any Bank for purposes of this Section 11.1.2 ;

              11.1.3. INCREASE OF TERM LOAN COMMITMENTS; EXTENSION OF TERM LOAN
                      MATURITY DATE; MODIFICATION OF TERMS OF Payment.

                            Without the written consent of the Required Banks
and all Banks which have a Term Loan Commitment , increase the amount of the Term Loan Commitment of any Bank hereunder, whether or not any Term Loans are outstanding, extend the time for payment of principal or interest of any Term Loan, or any fee payable to any Bank which has a Term Loan Commitment, reduce the principal amount of or the rate of interest borne by any Term Loan, or reduce any other fee payable to any Bank which has a Term Loan Commitment; or

              11.1.4. MISCELLANEOUS.

                            Without the written consent of all Banks, amend
Section 5.2 [Pro Rata Treatment of Banks], 10.6 [Exculpatory Provisions, Etc.] or 10.13 [Equalization of Banks] or this Section 11.1, alter any provision regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks, or the Required Banks to authorize the taking of any action hereunder;

PROVIDED, further, that no agreement, waiver or consent which would modify the interests, rights or obligations of the Agent in its capacity as Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Agent.

       11.2 NO IMPLIED WAIVERS, CUMULATIVE REMEDIES, WRITING REQUIRED.

                  No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

       11.3 REIMBURSEMENT AND INDEMNIFICATION OF BANKS BY THE LOAN PARTIES;
            TAXES.

                  The Loan Parties agree unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Loan Parties' Obligations are set forth in Section 10.5 [Reimbursement and Indemnification of Agent by the Loan Parties]) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of any advisors, auditors, accountants, appraisers or other consultant agents, or counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection, insolvency or bankruptcy proceedings and other enforcement proceedings resulting therefrom, including filing of or proof of claim or any proceeding or motion in connection therewith, negotiation of any plan of reorganization, restructuring or "workout" of the Loan Parties' Obligations under the Loan Documents, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, PROVIDED that the Loan Parties shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Loan Parties were not given notice of the subject claim and the opportunity to participate in the defense thereof, at their expense (except that the Loan Parties shall remain liable to the extent such failure to give notice does not result in a loss to the Loan Parties), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Loan Parties, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Loan Parties hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Loan Parties agree unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Loan Parties agree unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

Without limiting the generality of the foregoing, if, at any time or times, regardless of the existence of an Event of Default, any Bank or its counsel shall incur actual and reasonable fees, costs and expenses itself or employ counsel or other professional advisors, and/or other environmental, financial and management consultants, for advice or other representation or shall incur legal, appraisal, accounting, consulting or other actual and reasonable fees, costs and expenses in connection with:

                  (i) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Agent, any Bank, any Loan Party or any other Person) in any way relating to the Collateral, any of the Loan Documents, or any other agreements to be executed or delivered in connection therewith or herewith, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case or proceeding commenced by or against any Loan Party or any other Person that may be obligated to the Agent or any Bank by virtue of the Loan Documents, under the Bankruptcy Code, or any other applicable Federal, state, or foreign bankruptcy or other similar law;

                  (ii) any attempt to enforce any rights or remedies of the Agent, or any Bank against any Loan Party, or any other Person that may be obligated to the Agent or any Bank by virtue of being a party to any of the Loan Documents;

                  (iii) any attempt by any Person (including, without limitation, the Agent and the Banks) to appraise, inspect, verify, protect, collect, sell, liquidate or otherwise dispose of the Collateral; or

                  (iv) (A) the on-going monitoring by the Agent or any Bank of any bankruptcy case or insolvency proceeding, including attendance by any Bank and its counsel at hearings or other proceedings, (B) the on-going review of documents filed with a court in respect thereof, and
         (C) the negotiation, preparation and development of a plan or plans of reorganization) the Agent's and each Bank's interests with respect to any Loan Party (including, without limitation, the on-going review of any Loan Party's business, assets, operations, prospects or financial condition as any Bank shall deem necessary), the Collateral or the Obligations;

then, and in any such event, the actual and reasonable fees and expenses incurred by the Agent, such Bank and such attorneys and other professional advisors and consultants arising from such services, including those of any appellate proceedings, and all actual and reasonable expenses, costs, charges and other fees incurred by such counsel or other professionals in any way or respect arising in connection with or relating to any of the events or actions described in this Section 11.3 shall be payable, on demand, by the Loan Parties to the Agent and such Bank and shall be additional Obligations secured under the Loan Documents. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' and experts' fees, costs and expenses; appraisers' fees, costs and expenses; management and other consultants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; communication charges, air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other professional services.

                  In addition to the payment of expenses pursuant to Section 11.3, whether or not the transactions contemplated hereby shall be consummated, the Loan Parties agree to defend (subject to Indemnitee's selection of counsel), indemnify, pay and hold harmless Agent, each of the Banks and their counsel and the officers, directors, employees, advisors, auditors, accountants, appraisers, consultants, agents and affiliates of the Agent and each of the Banks and their counsel (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities; provided, that the Loan Parties shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

                  To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 11.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Loan Parties shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them. Without prejudice to the survival of any other agreement of the Loan Parties hereunder, the agreements and obligations of the Loan Parties contained in this Section 11.3 shall survive termination of the Commitments, the payment in full of the principal of and interest on the Loans and the Reimbursement Obligation.

       11.4 HOLIDAYS.

                  Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods] with respect to Interest Periods under the Euro-Rate Option) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

       11.5 FUNDING BY BRANCH, SUBSIDIARY OR AFFILIATE.

              11.5.1. NOTIONAL FUNDING.

                            Each Bank shall have the right from time to time,
without notice to the Borrowers, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 11.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, PROVIDED that immediately following (on the assumption that a payment were then due from the Borrowers to such other office), and as a result of such change, the Borrowers would not be under any greater financial obligation pursuant to Section 5.6 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

              11.5.2. ACTUAL FUNDING.

                            Each Bank shall have the right from time to time to
make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this
Section 11.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrowers hereunder or require the Borrowers to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 5.6 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

       11.6 NOTICES.

                  Any notice, request, demand, direction or other communication (for purposes of this Section 11.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes means of electronic transmission (i.e., "e-mail") or facsimile transmission or, in the case of a Notice to or by any Bank, by setting forth such Notice on a site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 11.6) in accordance with this
Section 11.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on SCHEDULE 1.1(B) hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 11.6. Any Notice shall be effective:

                     (i) In the case of hand-delivery, when delivered;

                     (ii) If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

                     (iii) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or overnight courier delivery of a confirmatory notice (received at or before noon on such next Business Day);

                     (iv) In the case of a facsimile transmission, when sent to the applicable party's facsimile machine's telephone number if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

                     (v) In the case of electronic transmission, when actually received;

                     (vi) In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such web site) by another means set forth in this Section 11.6; and

                     (vii) If given by any other means (including by overnight courier), when actually received.

Any Bank giving a Notice to a Loan Party shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of its receipt of such Notice. It is expressly agreed that any notices required to be given to the Loan Parties under the Loan Documents by the Agent or any Bank shall be deemed given to all Loan Parties if duly provided to Res-Care in accordance with this Section 11.6, and it is also expressly agreed that any notice required to be given by the Loan Parties to the Agent or the Banks shall be deemed given if duly provided by Res-Care in accordance with this Section 11.6.

       11.7 SEVERABILITY.

                  The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

       11.8 GOVERNING LAW.

                  Each Letter of Credit and Section 2.9 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles, and the balance of this Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

       11.9 PRIOR UNDERSTANDING.

                  This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

       11.10 DURATION; SURVIVAL.

                  All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 8.1 [Affirmative Covenants], 8.2 [Negative Covenants] and 8.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrowers may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrowers contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 5 [Payments] and Sections 10.5 [Reimbursement and Indemnification of Agent by the Loan Parties], 10.7 [Reimbursement of Agent by Banks, Etc.] and 11.3 [Reimbursement of Banks by Borrowers; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

       11.11 SUCCESSORS AND ASSIGNS.

                     (i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Revolving Credit Commitment, Revolving Credit Loans, Term Loan Commitment and Term Loans and its Revolving Credit Ratable Share of Letters of Credit Outstanding to one or more banks or other entities, subject to the consent of the Agent with respect to any assignee and subject to the consent of the Borrowers in the event of a proposed assignment to a competitor or a Person in a line of business directly competing with the business of the Borrowers, such consents not to be unreasonably withheld, PROVIDED that (1) no consent of the Borrowers shall be required (A) upon the occurrence of an Event of Default or a Potential Default , or (B) in the case of an assignment by a Bank to an Affiliate of such Bank or to another Bank, and (2) any assignment by a Bank to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $5,000,000 or the amount of the assigning Bank's Commitment. [In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrowers shall execute and deliver a new Note to the assignee in an amount equal to the amount of the Revolving Credit Commitment or Term Loan assumed by it and a new Revolving Credit Note or Term Note to the assigning Bank in an amount equal to the Revolving Credit Commitment or Term Loan retained by it hereunder. Any Bank which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Bank shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 9.2.3 [Set-off] (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to, as applicable, changes of the type referenced in Section 11.1.1 [Release of Collateral, etc.], Section 11.1.2 [Increase of Revolving Credit Commitments, etc.], or Section 11.1.3 [Increase of Term Loan Commitments]), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

                     (ii) Each Bank or assignee or participant of a Bank shall deliver to the Borrowers and the Agent a Withholding Certificate as described in
Section 11.17 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), PROVIDED that such assignees and participants agree to be bound by the provisions of Section 11.12 [Confidentiality].

                     (iii) Notwithstanding any other provision in this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrowers or the Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

       11.12 CONFIDENTIALITY.

              11.12.1. GENERAL.

                            The Agent and the Banks each agree to keep
confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrowers specifically designate as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information
(i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to assignees and participants as contemplated by
Section 11.11, and prospective assignees and participants, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrowers, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Borrowers shall have consented to such disclosure.

              11.12.2. SHARING INFORMATION WITH AFFILIATES OF THE BANKS.

                            Each Loan Party acknowledges that from time to time
financial advisory, investment banking and other services may be offered or provided to the Borrowers or one or more of their Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such Subsidiary or affiliate of any Bank receiving such information shall be bound by the provisions of Section 11.12.1 as if it were a Bank hereunder. Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

       11.13 COUNTERPARTS.

                  This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

       11.14 AGENT'S OR BANK'S CONSENT.

                  Whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

       11.15 EXCEPTIONS.

                  The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

       11.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.

                  EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 11.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

       11.17 TAX WITHHOLDING CLAUSE.

                  Each Bank or assignee or participant of a Bank that is not incorporated under the laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Bank or assignee or participant of a Bank) agrees that it will deliver to each of the Borrowers and the Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under ss.1.1441-1(c)(16) of the Income Tax Regulations (the "Regulations")) certifying its status (i.e. U.S. or foreign person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Internal Revenue Code. The term "Withholding Certificate" means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-8IMY and the related statements and certifications as required under ss. 1.1441-1(e)(3) of the Regulations; a statement described in ss.1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Internal Revenue Code or Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign person. Each Bank, assignee or participant required to deliver to the Borrowers and the Agent a valid Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrowers hereunder for the account of such Bank; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such valid

Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrowers and the Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrowers or the Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of, or exemption from U.S. withholding tax, the Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under ss.1.1441-7(b) of the Regulations. Further, the Agent is indemnified under ss.1.1461-1(e) of the Regulations against any claims and demands of any Bank or assignee or participant of a Bank for the amount of any tax it deducts and withholds in accordance with regulations under ss.1441 of the Internal Revenue Code.

       11.18 JOINDER OF LOAN PARTIES; DELIVERY OF ADDITIONAL COLLATERAL.

                  Each Consolidated Subsidiary of Res-Care shall execute and deliver to the Agent for the benefit of the Banks (i) a Loan Party Joinder and Assumption Agreement in substantially the form attached hereto as EXHIBIT 1.1(L) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties and shall join as a Borrower each of the documents to which the Borrowers are parties; (ii) Notes payable to the Banks in the amount of the Commitments, (iii) documents in the forms described in Section 7.1 [First Loans] and in 8.1.14 [Delivery of Organization Documents] modified as appropriate to relate to such Consolidated Subsidiary; and (iv) documents necessary to grant and perfect first priority liens on all owned and leased real property (if required by the Agent and Required Banks) and Prior Security Interests to the Agent for the benefit of the Banks in all equity interests of such Consolidated Subsidiary and all Collateral held by such Subsidiary. The Loan Parties shall deliver such Loan Party Joinder and Assumption Agreement and other above referenced documents to the Agent (i) if a newly formed Subsidiary within five (5) days following the date of the filing of such Consolidated Subsidiary's articles of incorporation if the Consolidated Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation, and (ii) if an acquired Subsidiary on or before the acquisition of such Subsidiary by any Loan Party.

       11.19 RELEASE.

                  As additional consideration for the Agent and the Banks' entering into this Agreement, the Borrowers on their own behalf and on behalf of their Subsidiaries each hereby fully and unconditionally release and forever discharge the Agent and the Banks, their agents, advisors, financial advisors, employers, directors, consultants, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrowers, their Subsidiaries, or any of them may now have or claim to have against the Agent or any Bank or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon this Agreement, the other Loan Documents, the Original Loan Agreement or the Loan Instruments (as defined in the Original Loan Agreement), including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Notes, the Obligations, this Agreement, the Loan Documents or any of the Loan Instruments.

       11.20 JOINT AND SEVERAL OBLIGATIONS.

                  The Obligations of each and every Loan Party under this Agreement and the other Loan Documents are joint and several. The Agent and the Banks, or any of them, may, in their sole discretion, elect to enforce this Agreement and the other Loan Documents against any Loan Party without any duty or responsibility to pursue any other Loan Party and such an election by the Agent and the Banks, or any of them, shall not be a defense to any action the Agent and the Banks, or any of them, may elect to take against any Loan Party. Each of the Banks and the Agent hereby reserve all rights against each Loan Party.

       11.21 NO NOVATION.

                  The Original Loan Agreement is hereby amended and restated as provided herein, and this Agreement is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, or termination of the liens, security interests, indebtedness, loans, liabilities, expenses, or obligations under the Original Loan Agreement, the Original Collateral Documents or the collateral therefor. Each Borrower and the Agent acknowledge and agree that the Original Collateral Documents have continued to secure the indebtedness, loans, liabilities, expenses, guaranties and obligations under the Original Loan Agreement since the day of the execution of each of the Original Collateral Documents; and that this Agreement is entitled to all rights and benefits originally pertaining to the Original Loan Agreement.

                  [SIGNATURE PAGE 1 OF 18 TO CREDIT AGREEMENT]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

RES-CARE, INC.
(a "Borrower")



By:    /S/                            (SEAL)
   -----------------------------------
Name:
     ---------------------------------
Title:
       --------------------------------

                  [SIGNATURE PAGE 2 OF 18 TO CREDIT AGREEMENT]

ALTERNATIVE CHOICES, INC.
ALTERNATIVE YOUTH SERVICES, INC.
B.W.J. OPPORTUNITY CENTERS, INC.
BAKER MANAGEMENT, INC.
BALD EAGLE ENTERPRISES, INC.
BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.
BOLIVAR ESTATES, INC.
BRINKLEY GROUP HOMES, INC.
CAPITAL TX INVESTMENTS, INC.
CAREERS IN PROGRESS, INC.
CATX PROPERTIES, INC.
CNC/ACCESS, INC.
COMMUNITY ADVANTAGE, INC.
COMMUNITY ALTERNATIVES ILLINOIS, INC.
COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.
COMMUNITY ALTERNATIVES VIRGINIA, INC.
EBENEZER ESTATES, INC.
EDUCARE COMMUNITY LIVING - NORMAL LIFE, INC. EDUCARE COMMUNITY LIVING - TEXAS LIVING CENTERS, INC. EDUCARE COMMUNITY LIVING CORPORATION - AMERICA EDUCARE COMMUNITY LIVING CORPORATION - GULF COAST EDUCARE COMMUNITY LIVING CORPORATION - MISSOURI EDUCARE COMMUNITY LIVING CORPORATION - NEVADA EDUCARE COMMUNITY LIVING CORPORATION - NEW MEXICO EDUCARE COMMUNITY LIVING CORPORATION - NORTH CAROLINA EDUCARE COMMUNITY LIVING CORPORATION - TEXAS FORT MASON ESTATES, INC.

GENERAL HEALTH CORPORATION
HILLSIDE ESTATES, INC.
HYDESBURG ESTATES, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
J. & J. CARE CENTERS, INC.
MEADOW LANE ESTATES, INC.
MISSOURI PROGRESSIVE SERVICES, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.

                  [SIGNATURE PAGE 3 OF 18 TO CREDIT AGREEMENT]

NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE OF KENTUCKY, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF NEW MEXICO, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
NORMAL LIFE, INC.
OAK WOOD SUITES OF BOLIVAR, INC.
OAKVIEW ESTATES OF BOLIVAR, INC.
P.S.I. HOLDINGS, INC.
PEBBLE CREEK ESTATES, INC.
PEOPLESERVE, INC.
RAISE GEAUGA, INC.
RES-CARE ALABAMA, INC.
RES-CARE AVIATION, INC.
RES-CARE CALIFORNIA, INC.
RES-CARE FLORIDA, INC.
RES-CARE ILLINOIS, INC.
RES-CARE KANSAS, INC.
RES-CARE NEW JERSEY, INC.
RES-CARE NEW MEXICO, INC.
RES-CARE OHIO, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE OTHER OPTIONS, INC.
RES-CARE PREMIER, INC.
RES-CARE TENNESSEE, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
RES-CARE WASHINGTON, INC.
RIVER BLUFF ESTATES, INC.
ROCKCREEK, INC.
RSCR CALIFORNIA, INC.
RSCR INLAND, INC.
RSCR WEST VIRGINIA, INC.
SHA-REE ESTATES, INC.
SKYVIEW ESTATES, INC.
SOUTHERN HOME CARE SERVICES, INC.
TANGRAM REHABILITATION NETWORK, INC.
TEXAS HOME MANAGEMENT, INC.

                  [SIGNATURE PAGE 4 OF 18 TO CREDIT AGREEMENT]

THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.
THE CITADEL GROUP, INC.
THM HOMES, INC.
UPWARD BOUND, INC.
VOCA CORP.
VOCA CORPORATION OF AMERICA VOCA CORPORATION OF FLORIDA VOCA CORPORATION OF INDIANA VOCA CORPORATION OF MARYLAND VOCA CORPORATION OF NEW JERSEY VOCA CORPORATION OF NORTH CAROLINA VOCA CORPORATION OF OHIO VOCA CORPORATION OF WASHINGTON D.C.
VOCA CORPORATION OF WEST VIRGINIA, INC.
VOCA RESIDENTIAL SERVICES, INC.
WILLARD ESTATES, INC.
YOUTHTRACK, INC.
(each a "Borrower")



By:               /S/                                (SEAL)
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:                                                of each Borrower
      -----------------------------------------------
listed above beginning with Alternative Choices, Inc. and ending with Youthtrack, Inc. on behalf of each such Borrower

                  [SIGNATURE PAGE 5 OF 18 TO CREDIT AGREEMENT]

CREATIVE NETWORKS, L.L.C.
an Arizona limited liability company
(a "Borrower")


By:               /S/                                (SEAL)
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------


NORMAL LIFE OF INDIANA
an Indiana general partnership
(a "Borrower")

By:  NORMAL LIFE OF SOUTHERN INDIANA, INC.
  one of its General Partners

By:               /S/                                (SEAL)
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

and

By:  NORMAL LIFE OF CENTRAL INDIANA, INC.
  its other General Partner

By:               /S/                                (SEAL)
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                  [SIGNATURE PAGE 6 OF 18 TO CREDIT AGREEMENT]

EDUCARE COMMUNITY LIVING LIMITED PARTNERSHIP a Kentucky limited partnership
  (a "Borrower")

By:      COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.
         its General Partner


By:               /S/                                (SEAL)
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------




VOCA OF INDIANA LLC
an Indiana limited liability company
  (a "Borrower")


By:               /S/                                (SEAL)
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                  [SIGNATURE PAGE 7 OF 18 TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
as Administrative Bank

By:               /S/
   ------------------
Benjamin A. Willingham
Vice President

PNC BANK, NATIONAL ASSOCIATION
as a Bank

By:               /S/
   ------------------
Benjamin A. Willingham
Vice President

                  [SIGNATURE PAGE 8 OF 18 TO CREDIT AGREEMENT]

AMSOUTH BANK

By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 9 OF 18 TO CREDIT AGREEMENT]

BNP PARIBAS

By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 10 OF 18 TO CREDIT AGREEMENT]

BANK ONE INDIANA



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 11 OF 18 TO CREDIT AGREEMENT]

FIRST UNION NATIONAL BANK



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 12 OF 18 TO CREDIT AGREEMENT]

FIRSTAR BANK, N.A.



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 13 OF 18 TO CREDIT AGREEMENT]

FLEET NATIONAL BANK



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 14 OF 18 TO CREDIT AGREEMENT]

KEY CORPORATE CAPITAL, INC.



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 15 OF 18 TO CREDIT AGREEMENT]

NATIONAL CITY BANK OF KENTUCKY



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 16 OF 18 TO CREDIT AGREEMENT]

SUNTRUST BANK

By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 17 OF 18 TO CREDIT AGREEMENT]

UNION BANK OF CALIFORNIA, N.A.



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                  [SIGNATURE PAGE 18 OF 18 TO CREDIT AGREEMENT]

WACHOVIA BANK, N.A.



By:               /S/
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                                 SCHEDULE 1.1(A)

                                  PRICING GRID

------------------------------------------------------------------------------------------
           TOTAL FUNDED     REVOLVING    REVOLVING
              DEBT TO        CREDIT       CREDIT      TERM LOAN   TERM LOAN
           CONSOLIDATED     BASE RATE    EURO-RATE    BASE RATE   EURO-RATE    LETTER OF
          CASH FLOW FROM   APPLICABLE   APPLICABLE   APPLICABLE   APPLICABLE    CREDIT
 LEVEL:     OPERATIONS       MARGIN       MARGIN       MARGIN       MARGIN        FEE
 ------                      ------       ------       ------       ------        ---
------------------------------------------------------------------------------------------
   I       GREATER THAN       2.25         3.75         2.25         3.75        3.75
            OR EQUAL TO
            4.25 TO 1.0
------------------------------------------------------------------------------------------
   II      GREATER THAN       2.00         3.50         2.00         3.50        3.50
            OR EQUAL TO
           3.50* TO 1.0
           BUT LESS THAN
            4.25 TO 1.0
------------------------------------------------------------------------------------------
  III      GREATER THAN       1.75         3.25         1.75         3.25        3.25
            OR EQUAL TO
            2.75 TO 1.0
           BUT LESS THAN
            3.50 TO 1.0
------------------------------------------------------------------------------------------
   IV     LESS THAN 2.75      1.50         3.00         1.50         3.00        3.00
              TO 1.0
------------------------------------------------------------------------------------------



                               SCHEDULE 1.1(B) - 1